EXHIBIT 10.2

EXECUTION VERSION

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

This is an Assignment, Assumption and Recognition Agreement (the “Agreement”) made as of the first day of March, 2011, among Redwood Residential Acquisition Corporation, a Delaware corporation (“Assignor”), Sequoia Residential Funding, Inc., a Delaware corporation (“Depositor”), Citibank, N.A., a national banking association, not in its individual capacity but solely as trustee (in such capacity, the “Trustee” or the “Assignee”) under a Pooling and Servicing Agreement dated as of February 1, 2011 (the “Pooling Agreement”), and First Republic Bank, a California-chartered bank (the “Bank”).

In consideration of the mutual promises contained herein, the parties hereto agree that the mortgage loans (the “Mortgage Loans”) listed on Attachment 1 annexed hereto (the “Mortgage Loan Schedule”) now serviced by the Bank (together with its successors and assigns, the “Servicer”) for Assignor and its successors and assigns pursuant to the Flow Mortgage Loan Sale and Servicing Agreement dated as of July 1, 2010, between Assignor and the Bank (the “Sale and Servicing Agreement”) and the servicing thereof shall be subject to the terms of the Sale and Servicing Agreement as modified or supplemented by this Agreement.  Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Sale and Servicing Agreement.  Assignor will sell the Mortgage Loans to Depositor pursuant to a Mortgage Loan Purchase and Sale Agreement dated the date hereof, and Depositor will sell the Mortgage Loans to Assignee pursuant to the Pooling Agreement.

Assignment and Assumption

1.           Assignor hereby grants, transfers and assigns to Depositor all of its right, title and interest in, to and under the Sale and Servicing Agreement to the extent relating to the Mortgage Loans, together with its obligations as “Purchaser” (as such term is defined in the Sale and Servicing Agreement) to the extent relating to the Mortgage Loans, and Depositor hereby accepts such assignment from Assignor and assumes such obligations.

2.           Depositor hereby grants, transfers and assigns to Assignee all of its right, title and interest in, to and under the Sale and Servicing Agreement to the extent relating to the Mortgage Loans, together with its obligations as “Purchaser” (as such term is defined in the Sale and Servicing Agreement) to the extent relating to the Mortgage Loans, and Assignee hereby accepts such assignment from Depositor.

3.           Assignee agrees to be bound, as “Purchaser” (as such term is defined in the Sale and Servicing Agreement), by all of the terms, covenants and conditions of the Sale and Servicing Agreement relating to the Mortgage Loans, and from and after the date hereof, Assignee assumes for the benefit of each of Assignor, Depositor and the Bank all of Assignor's obligations as Purchaser thereunder in respect of the Mortgage Loans.

4.           The Bank hereby acknowledges the foregoing assignments and assumptions and agrees that Assignee shall be the “Purchaser” under the Sale and Servicing Agreement with respect to the Mortgage Loans.

Representations and Warranties

5.            Assignor warrants and represents to, and covenants with, Depositor, Assignee and the Bank as of the date hereof that:

(a)            Attached hereto as Attachment 2 is a true and accurate copy of the Sale and Servicing Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)            Assignor is the lawful owner of its interests, rights and obligations under the Sale and Servicing Agreement to the extent of the Mortgage Loans, free and clear from any and all claims and encumbrances whatsoever, and upon the transfer of such interests, rights and obligations to Assignee as contemplated herein, Assignee shall have good title to all of Assignee's interests, rights and obligations under the Sale and Servicing Agreement to the extent of the Mortgage Loans, free and clear of all liens, claims and encumbrances;

(c)            There are no offsets, counterclaims or other defenses available to the Bank with respect to the Sale and Servicing Agreement;

(d)            Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to enter into and perform its obligations under the Sale and Servicing Agreement;

(e)            Assignor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein.  The consummation of the transactions contemplated by this Agreement is in the ordinary course of Assignor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject.  The execution, delivery and performance by Assignor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Assignor.  This Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(f)            No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this Agreement, or the consummation by it of the transactions contemplated hereby.

6.           Depositor warrants and represents to, and covenants with, Assignor, Assignee and the Bank that as of the date hereof:

(a)            Depositor is a Delaware corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

(b)            Depositor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein.  The consummation of the transactions contemplated by this Agreement is in the ordinary course of Depositor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Depositor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Depositor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Depositor or its property is subject.  The execution, delivery and performance by Depositor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Depositor. This Agreement has been duly executed and delivered by Depositor and, upon the due authorization, execution and delivery by Assignor, will constitute the valid and legally binding obligation of Depositor enforceable against Depositor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(c)            No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Depositor in connection with the execution, delivery or performance by Depositor of this Agreement, or the consummation by it of the transactions contemplated hereby other than any that have been obtained or made.

7.           Assignee warrants and represents to, and covenants with, Assignor, Depositor and the Bank that as of the date hereof:

(a)            Assignee is a national banking association duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; and

(b)            Assignee has been directed to enter into this Agreement pursuant to the provisions of the Pooling Agreement.  The execution, delivery and performance by Assignee of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on part of Assignee. This Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by Assignor, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law.

8.            The Bank warrants and represents to, and covenants with, Assignor, Depositor and Assignee as of the date hereof that:

(a)            Attached hereto as Attachment 2 is a true and accurate copy of the Sale and Servicing Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)            The Bank is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to service the Mortgage Loans pursuant to the Sale and Servicing Agreement and otherwise to perform its obligations under the Sale and Servicing Agreement;

(c)            The Bank has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein.  The consummation of the transactions contemplated by this Agreement is in the ordinary course of the Bank’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Bank’s charter or by-laws or any legal restriction, or any material agreement or instrument to which the Bank is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Bank or its property is subject.  The execution, delivery and performance by the Bank of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of the Bank.  This Agreement has been duly executed and delivered by the Bank and, upon the due authorization, execution and delivery by Assignor, Assignee and the Depositor, will constitute the valid and legally binding obligation of the Bank enforceable against the Bank in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(d)            No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Bank in connection with the execution, delivery or performance by the Bank of this Agreement, or the consummation by it of the transactions contemplated hereby.

Restated Bank Representations and Warranties

9.           The Bank hereby restates to Depositor and Assignee (a) the representations and warranties set forth in Subsection 7.01 of the Sale and Servicing Agreement as of the related Closing Date and (b) the representations and warranties set forth in Subsection 7.02 of the Sale and Servicing Agreement as of the date hereof, as if such representations and warranties were set forth herein in full.

In the event of a breach of any representations and warranties referred to in clauses (a) or (b) above as of the related Closing Date or the date hereof, as the case may be, Assignee shall be entitled to all the remedies under the Sale and Servicing Agreement, subject to the rights of the Controlling Holder pursuant to Section 13.

Repurchase by Assignor Upon Certain Breaches of Representations and Warranties

10.            (a)           Assignor hereby covenants and agrees that, if a breach of any representation and warranty set forth in Subsection 7.01 of the Sale and Servicing Agreement exists on the date hereof that materially and adversely affects the value of any Mortgage Loan or the interest of Assignee in any Mortgage Loan and such breach did not exist as of the Closing Date (as defined in the Sale and Servicing Agreement) of that Mortgage Loan, Assignor shall have a period of 60 days from the earlier of either discovery by or receipt of written notice from Assignee to Assignor of such breach within which to correct or cure such breach.  A breach of representations and warranties in Subsections 7.01(h), (bb), and (vv) shall be deemed to materially and adversely affect the value of the related Mortgage Loan or the interest of the Assignee therein.  Assignor hereby covenants and agrees that if any breach cannot be corrected or cured within such 60 day period, then Assignor shall repurchase the related Mortgage Loan at the Repurchase Price not later than 90 days after its discovery or receipt of notice of such breach by wire transfer of immediately available funds to such account as Assignee shall specify to Assignor.

(b)           Assignor and Assignee agree that the resolution of any controversy or claim arising out of or relating to an obligation or alleged obligation of Assignor to repurchase a Mortgage Loan or Mortgage Loans pursuant to Section 10(a) above shall be by Arbitration administered by the American Arbitration Association.  If any such controversy or claim has not been resolved to the satisfaction of both Assignor and Assignee, either party may commence Arbitration to resolve the dispute; provided that a party may commence Arbitration with respect to one or more unresolved allegations only during the months of January, April, July and October, and all matters with respect to which Arbitration has been commenced in any such month shall be heard in a single Arbitration in the immediately following month or as soon as practicable thereafter; and provided further that if any Arbitration arising out of or relating to an obligation or alleged obligation of the Bank to repurchase a Mortgage Loan relating to the same representation and warranty has commenced and is continuing, then such Arbitration shall be joined with the Arbitration commenced hereunder.

(c)           To commence Arbitration, the moving party shall deliver written notice to the other party that it has elected to pursue Arbitration in accordance with this Section 10, provided that if Assignor has not responded to Assignee's notification of a breach of a representation and warranty, Assignee shall not commence Arbitration with respect to that breach before 60 days following such notification in order to provide Assignor with an opportunity to respond to such notification.  Within ten Business Days after a party has provided notice that it has elected to pursue Arbitration, each party may submit the names of one or more proposed Arbitrators to the other party in writing.  If the parties have not agreed on the selection of an Arbitrator within five Business Days after the first such submission, then the party commencing Arbitration shall, within the next five Business Days, notify the American Arbitration Association in San Francisco, California and request that it appoint a single Arbitrator with experience in arbitrating disputes arising in the financial services industry.

(d)           It is the intention of the parties that Arbitration shall be conducted in as efficient and cost-effective a manner as is reasonably practicable, without the burden of discovery.  Accordingly, the Arbitrator will resolve the dispute on the basis of a review of the written correspondence between the parties (including any supporting materials attached to such correspondence) conveyed by the parties to each other in connection with the dispute prior to the delivery of notice to commence Arbitration; however, upon a showing of good cause, a party may request the Arbitrator to direct the production of such additional information, evidence and/or documentation from the parties that the Arbitrator deems appropriate.  If requested by the Arbitrator or any party, any hearing with respect to an Arbitration shall be conducted by video conference or teleconference except upon the agreement of both parties or the request of the Arbitrator.

(e)           The finding of the Arbitrator shall be final and binding upon the parties. Judgment upon any arbitration award rendered may be entered and enforced in any court of competent jurisdiction. The costs of the  Arbitrator shall be shared equally between both parties.   Each party, however, shall bear its own attorneys fees and costs in connection with the Arbitration.

Recognition of Assignee

11.           From and after the date hereof, subject to Sections 13 and 14 below, the Bank shall recognize Assignee as owner of the Mortgage Loans and will service the Mortgage Loans and perform its obligations hereunder for the benefit of the Assignee in accordance with the Sale and Servicing Agreement, as modified hereby or as may be amended from time to time, as if Assignee and the Bank had entered into a separate servicing agreement for the purchase and servicing of the Mortgage Loans in the form of the Sale and Servicing Agreement, the terms of which are incorporated herein by reference, as amended by this Agreement.  It is the intention of Assignor, Depositor, the Bank and Assignee that this Agreement, which includes the Sale and Servicing Agreement, shall constitute a separate and distinct purchase and servicing agreement, and the entire agreement, between the Bank and Assignee to the extent of the Mortgage Loans and shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto.

12.           The Mortgage Loans shall be serviced by the Bank for Assignee in accordance with all applicable state, federal and local laws as well as in conformity with the provisions of the applicable Mortgages and Mortgage Notes, and pursuant to the terms and conditions of this Agreement.

Continuing Rights and Responsibilities

13.           (a)            The Bank agrees and acknowledges that Sequoia Mortgage Funding Corporation, an Affiliate of the Depositor, in its capacity as the initial Controlling Holder pursuant to the Pooling Agreement, and for so long as it is the Controlling Holder, will assume all of Assignee's rights and all related responsibilities as Purchaser under each of the following sections of the Sale and Servicing Agreement:

Sale and Servicing Agreement:

Section or Subsection	Matter

6.03	Delivery of Mortgage Loan Documents

7.03, other than 7.03(c)	Repurchase and Substitution

7.04	Early Payment Default Repurchases

11.01, 5th, 7th and 8th paragraphs	Servicer to Act as Servicer; Subservicing

11.13, 4th and 5th paragraphs	Title, Management and Disposition of REO Property

11.18	Assumption Agreements

11.20	Seller and Servicer Shall Provide Access and Information as Reasonably Required

(b)            Notwithstanding Sections 1 and 2 above, Assignor reserves its rights under, and does not assign to Assignee or Depositor, the ongoing rights to take action and the responsibilities of the Purchaser under the sections of the Sale and Servicing Agreement listed below:

Sale and Servicing Agreement:

Subsection	Matter

7.05	Purchase Price Protection

Addendum I	Regulation AB Compliance Addendum

(c)            In addition, the Bank agrees to furnish to Assignor and Wells Fargo Bank, N.A., as master servicer or securities administrator under the Pooling Agreement (the “Master Servicer”) copies of reports, notices, statements and other communications required to be delivered to the Purchaser by the Bank pursuant to any of the sections of the Sale and Servicing Agreement referred to above and under the following sections, at the times therein specified:

Sale and Servicing Agreement:

Subsection

11.09	Transfer of Accounts

11.16	Statements to the Purchaser

Subsection 2.04 of Addendum I	Servicer Compliance Statement

Subsection 2.05 of Addendum I	Report on Assessment of Compliance and Attestation

                     (d)            If any Affiliate of the Depositor is no longer the Controlling Holder under the Pooling Agreement, then all rights and responsibilities assumed by the Controlling Holder pursuant to Section 13(a) shall terminate and revert to Assignee; provided, however, that the rights and responsibilities assumed by the Controlling Holder under the 5th paragraph of Section 11.01 of the Sale and Servicing Agreement shall terminate in their entirety as to the Mortgage Loans.  Assignor will provide thirty (30) days notice to the Bank of any such termination.

Amendments to Sale and Servicing Agreement

14.           The parties agree that the Sale and Servicing Agreement shall be amended, solely with respect to the Mortgage Loans, as follows:

(a)           Definitions.

(i)           The definitions of “Arbitration,” “Business Day,” “Opinion of Counsel” and “Repurchase Price” set forth in Section 1 of the Sale and Servicing Agreement shall be amended, to read in their entirety as follows, and the following definitions of  “Affiliate,” “Clean-up Call,” “Controlling Holder,” “Eligible Account,” “Eligible Investment,” “Principal Forbearance Amount,” “Securities Administrator” and “Servicing Modification” shall be added to Section 1 of the Sale and Servicing Agreement:

Affiliate: With respect to any specified Person, another Person controlling or controlled by or under common control with such specified Person.  For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

Arbitration:  Arbitration in accordance with the then governing Commercial Arbitration Rules of the American Arbitration Association and administered by the American Arbitration Association, which shall be conducted in San Francisco, California or other place mutually acceptable to the parties to the arbitration.

Business Day:  Any day other than (i) a Saturday or a Sunday, or (ii) a legal holiday in the states of California, Maryland, Minnesota, Missouri or New York,  (iii) a day on which banks in the states of California, Maryland, Minnesota, Missouri or New York, are authorized or obligated by law or executive order to be closed or (iv) a day on which the New York Stock Exchange or the Federal Reserve Bank of New York is closed.

Clean-up Call: The optional purchase of the mortgage loans subject to the Pooling Agreement and all property acquired in respect of any such mortgage loan remaining in the trust fund created pursuant to the Pooling Agreement on any date on which the aggregate stated principal balance is less than either 20% or 5%, as applicable, of the aggregate stated principal balance as of February 1, 2011, in accordance with the Pooling Agreement.

Controlling Holder:  At any time, any Affiliate of the Depositor other than the Assignor, so long as such entity is the holder of the majority of the class principal amount of the most subordinate class of certificates issued pursuant to the Pooling Agreement then outstanding with a class principal amount greater than zero; if an Affiliate of the Depositor other than the Assignor is no longer the holder of such certificates, then no entity will have any rights as a Controlling Holder.

Eligible Account:  Any account or accounts maintained with a federal or state chartered depository institution or trust company the short-term and long-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) are rated in the highest rating category of the Rating Agency with respect to short-term unsecured debt obligations and  in one of the two highest rating categories of Fitch, Inc. (the “Rating Agency”) with respect to long-term unsecured debt obligations at the time any amounts are held on deposit therein. Eligible Accounts may bear interest.  If the rating of the short-term or long-term unsecured debt obligations of the depository institution or trust company that maintains the account or accounts is no longer in the highest rating category of the Rating Agency with respect to short-term unsecured debt obligations or in one of the two highest rating categories of the Rating Agency with respect to long-term unsecured debt obligations, the funds on deposit therewith in connection with this transaction shall be transferred to an Eligible Account within 30 days of such downgrade.

Eligible Investments:  At any time, any one or more of the following obligations and securities:

(i)           direct obligations of, and obligations fully guaranteed by the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

(ii)           (a) demand or time deposits, federal funds or bankers’ acceptances issued by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or the short-term deposit rating and/or the long-term unsecured debt obligations or deposits of such depository institution or trust company at the time of such investment or contractual commitment providing for such investment are rated in the highest rating category by the Rating Agency for long-term unsecured debt with a maturity of more than one year or in the highest rating category with respect to short-term obligations and (b) any other demand or time deposit or certificate of deposit that is fully insured by the FDIC;

(iii)           repurchase obligations with a term not to exceed thirty (30) days and with respect to any security described in clause (i)  above and entered into with a depository institution or trust company (acting as principal) described in clause (ii)(a) above;

(iv)           securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof that are rated in the highest rating category by the Rating Agency for long-term unsecured debt with a maturity of more than one year or in the highest rating category with respect to short-term obligations, in each case at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investments therein will cause the then outstanding principal amount of securities issued by such corporation and held as Eligible Investments to exceed 10% of the aggregate outstanding principal balances of all of the Mortgage Loans and Eligible Investments;

(v)           commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) that is rated in the highest rating category by the Rating Agency at the time of such investment; and

(vi)           any money market funds rated in one of the two highest rating categories by the Rating Agency for long-term unsecured debt with a maturity of more than one year or in the highest rating category with respect to short-term obligations;

provided, however, that no instrument or security shall be an Eligible Investment if such instrument or security evidences a right to receive only interest payments with respect to the obligations underlying such instrument or if such security provides for payment of both principal and interest with a yield to maturity in excess of 120% of the yield to maturity at par or if such instrument or security is purchased at a price greater than par.

Opinion of Counsel:  A written opinion of counsel, who may be salaried counsel for the Person on behalf of whom the opinion is being given, reasonably acceptable to each Person to whom such opinion is addressed, and which must be Independent outside counsel with respect to any such opinion of counsel concerning the taxation or the federal income tax status of each REMIC.

Repurchase Price:   With respect to any Mortgage Loan, a price equal to (i) the unpaid principal balance of the Mortgage Loan, plus (ii) interest on such unpaid principal balance at the related Mortgage Loan Remittance Rate from the last date through which interest was last paid by or on behalf of the Mortgagor to the last day of the month in which such repurchase occurs, plus (iii) reasonable and customary third party expenses incurred in connection with the transfer of the Mortgage Loan being repurchased, minus (iv) any amounts received in respect of such repurchased Mortgage Loan and being held in the Custodial Account for future distribution in connection with such Mortgage Loan; which Repurchase Price proceeds shall be deposited in the Custodial Account for withdrawal by the Servicer in accordance with Subsection 11.05; provided, however, that if at the time of repurchase the Servicer is not the Seller or an Affiliate of the Seller, the amount described in clause (ii) shall be computed as the sum of (a) the Mortgage Loan Remittance Rate and (b) the Servicing Fee Rate.

Principal Forbearance Amount: With respect to a Mortgage Loan that was the subject of a Servicing Modification, the amount, if any, of principal of the Mortgage Loan that has been deferred and that does not accrue interest.

Securities Administrator:  Wells Fargo Bank, N.A., not in its individual capacity but solely as Securities Administrator under the Pooling Agreement, or any successor in interest, or if any successor Securities Administrator shall be appointed as provided in the Pooling Agreement, then such successor Securities Administrator.

Servicing Modification: Any reduction of the Mortgage Interest Rate on or the outstanding principal balance of a Mortgage Loan, any extension of the final maturity date of a Mortgage Loan, any increase to the outstanding principal balance of a Mortgage Loan by adding to the Stated Principal Balance unpaid principal and interest and other amounts owing under the Mortgage Loan, any Principal Forbearance Amount and any other modification, in each case pursuant to a modification of a Mortgage Loan that is in default or for which, in the judgment of the Servicer, default is reasonably foreseeable in accordance with the Sale and Servicing Agreement.

(b)           Servicing Standard.  In servicing the Mortgage Loans in accordance with this Agreement and Customary Servicing Procedures, the Servicer shall service the Mortgage Loans with a view to the best interests of all holders of the Sequoia Mortgage Trust 2011-1 Mortgage Pass-Through Certificates as a single class.

If the Controlling Holder notifies the Servicer that it intends to purchase a Mortgage Loan that has been Delinquent for 120 days or more pursuant to the Pooling Agreement, the Servicer will assess the proposed purchase in the same manner as it would assess whether to do a short sale.  If the proposed purchase price equals or exceeds the price at which a short sale would otherwise be effected, the Servicer shall permit such purchase.

(c)            Segregated Custodial Account.  The Servicer shall establish a Custodial Account pursuant to Subsection 11.04 of the Sale and Servicing Agreement which shall be titled “First Republic Bank, in trust for Citibank, N.A., as trustee of the Sequoia Mortgage Trust 2011-1” (the “2011-1 Custodial Account”), which shall be the Custodial Account under this Agreement for all purposes.  If the 2011-1 Custodial Account is no longer an Eligible Account, the Servicer shall transfer the 2011-1 Custodial Account to an account that is an Eligible Account.  The 2011-1 Custodial Account shall qualify as an Eligible Account.

(d)            Transfer of Eligible Investments.  The following sentences shall be added at the end of the last paragraph of Subsection 11.04:

Notwithstanding anything to the contrary in this Agreement, for all Eligible Investments rated at least "F1/A+"(short/long) that have terms greater than 60 days, in the event of a downgrade of such Eligible Investment below "F1" (or "A+" if no short term rating) Servicer agrees to remove such Eligible Investment within 60 days of such downgrade.  Servicer acknowledges and agrees that Servicer shall bear any losses incurred with respect to removal of such Eligible Investment following such a downgrade and that any losses shall be immediately deposited by the Servicer in the 2011-1 Custodial Account, as appropriate, out of the Servicer’s own funds, with no right to reimbursement therefor.

(e)            Form of Monthly Report.

The Servicer shall provide monthly accounting reports to the Purchaser and Master Servicer, pursuant to Subsection 11.16 of the Sale and Servicing Agreement, with the information required by the monthly reporting format of the Master Servicer as previously provided to the Servicer by Assignor.

(f)            Shorter Cure Period for Failure to Provide Distribution Data.   An additional “Event of Default” shall be listed in Subsection 13.01, to be inserted after clause (h), to read in its entirety as follows:

or (i) Servicer shall fail to provide to Purchaser the data required to be provided pursuant to the first paragraph of Subsection 11.16 and such failure shall continue for three Business Days after notice of such failure has been given to Servicer by Purchaser;

(g)            Clean-up Call.  A new Section 33 shall be added to the Sale and Servicing Agreement, to read in its entirety as follows:

SECTION 33.  Clean-up Call.  In the event a Clean-up Call is exercised, the purchaser of the remaining Mortgage Loans (a) shall have all right, title and interest in, to and under the Sale and Servicing Agreement to the extent relating to such Mortgage Loans and (b) shall be bound as “Purchaser” under the Sale and Servicing Agreement from and after the date it exercises the Clean-up Call.  The remaining Mortgage Loans shall be serviced by the Bank for such purchaser in accordance with the terms and conditions of the Sale and Servicing Agreement.

(h)            REMIC Provisions.

(i)           The following definition of “REMIC Provisions” is hereby added to Section 1 of the Sale and Servicing Agreement:

REMIC Provisions:  Sections 860A through 860G of the Internal Revenue Code; such other provisions of the Code as relate to an entity created thereunder;  the regulations promulgated pursuant such sections and provisions of the Code; and published guidance issued by the Internal Revenue Service relating to such Code sections and regulations.

(ii)           The following paragraph shall be added to the end of Subsection 11.13, to read in its entirety as follows:

If a Mortgage Loan is held by a REMIC, the Servicer shall not acquire any real property (or personal property incident to such real property) in respect of such Mortgage Loan except in connection with a default or imminent default of such Mortgage Loan. In the event that a REMIC acquires any real property (or personal property incident to such real property) in connection with a default or imminent default of a Mortgage Loan, such property shall be disposed of by the Servicer as soon as practicable in a manner that, consistent with prudent mortgage loan servicing practices, maximizes the net present value of the recovery to the trust formed pursuant to the Pooling Agreement (the "Trust"), but in any event within three years after its acquisition by such REMIC unless the Servicer provides to the Purchaser and the Securities Administrator an Opinion of Counsel to the effect that the holding by such REMIC of such Mortgaged Property subsequent to three years after its acquisition will not result in the imposition of taxes on “prohibited transactions” on such REMIC as defined in Section 860F of the Code or under the law of any state in which real property securing a Mortgage Loan owned by such REMIC is located or cause such REMIC to fail to qualify as a REMIC for federal income tax purposes or for state tax purposes under the laws of any state in which real property securing a Mortgage Loan owned by such REMIC is located at any time that any mortgage pass-through certificates representing interests in such REMIC are outstanding. The Servicer shall conserve, protect and operate each such property for such REMIC solely for the purpose of its prompt disposition and sale in a manner which does not cause such property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) or result in the receipt by such REMIC of any “income from non-permitted assets” within the meaning of Section 860F(a)(2)(B) of the Code or any “net income from foreclosure property” which is subject to taxation under the REMIC Provisions. Pursuant to its efforts to sell such property, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve such property in the same manner and to such extent as is customary in the locality where such property is located and may, incident to its conservation and protection of the assets of the Trust, rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Trust for the period prior to the sale of such property. Additionally, the Servicer shall perform the tax withholding and shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Purchaser and the Securities Administrator an Officers’ Certificate on or before March 31 of each year stating that such reports have been filed.  Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

(iii)           The following additional provisions shall be added after Subsection 11.23, to read in its entirety as follows:

Subsection 11.24 Compliance with REMIC Provisions.  If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, the Servicer shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be could (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on “prohibited transactions” as defined in Section 860F(a)(2) of the Code and the tax on “contribution” to a REMIC set forth in Section 860G(d) of the Code unless the Servicer has received an Opinion of Counsel (at the expense of the party seeking to take such actions) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

i.            Avoidance of Consolidation.  The following Subsection 7.06 shall be added at the end of Section 7, to read in its entirety as follows:

Subsection 7.06  Avoidance of Consolidation.

(a)   The Servicer covenants and agrees that it shall not hold or purchase any certificate (a “Certificate”) issued by the trust created by the Pooling Agreement (the “Trust”) if its holding or purchase of such Certificate (or interest therein) would cause the Servicer to be required to consolidate any assets of the Trust on its financial statements under U.S. generally accepted accounting principles (“Consolidate” or “Consolidation”).  The Servicer shall be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that its holding or purchase of such Certificate (or interest therein) will not cause the Servicer to be required to Consolidate any assets of the Trust on its financial statements.

If the Servicer's holding or purchase of a Certificate (or interest therein) does in fact cause such Consolidation, then the last preceding transferee that is not required to Consolidate shall be restored, to the extent permitted by law, to all rights and obligations as owner of such Certificate retroactive to the date of such transfer of such Certificate.  If the Servicer holds or purchases a Certificate (or interest therein) in violation of the restrictions in this Subsection 7.06 and to the extent that the retroactive restoration of the rights of the owner of such Certificate as described in the immediately preceding sentence shall be invalid, illegal or unenforceable, then the Securities Administrator shall have the right, without notice to the owner or any prior owner of such Certificate, to sell such Certificate to a purchaser selected by the Securities Administrator on such terms as the Securities Administrator may choose.  The Servicer shall promptly endorse and deliver such Certificate (or otherwise transfer a book-entry Certificate) in accordance with the instructions of the Securities Administrator.  The proceeds of such sale, net of the commissions (which may include commissions payable to the Securities Administrator or its Affiliates), expenses and taxes due, if any, shall be remitted by the Securities Administrator to the Servicer.  The terms and conditions of any sale under this Subsection 7.06 shall be determined in the sole discretion of the Securities Administrator, and the Securities Administrator shall not be liable to any owner of a Certificate as a result of its exercise of such discretion.  The Servicer shall indemnify and hold harmless the Depositor and the Trust from and against any and all losses, liabilities, claims, costs or expenses incurred by such parties as a result of such holding or purchase resulting in a Consolidation.

(b)        The Servicer covenants and agrees that it shall not transfer its servicing rights and duties under this Agreement and the Purchase and Servicing Agreement to an insured depository institution, as such term is defined in the Federal Deposit Insurance Act (an “IDI”) (an IDI in such capacity, an “IDI Servicer Transferee”) unless the Purchaser and the Servicer shall have received a representation from the IDI Servicer Transferee that the acquisition of such servicing rights and duties will not cause the IDI Servicer Transferee to be required to Consolidate any assets of the Trust on its financial statements.  Any IDI Servicer Transferee shall be deemed to have represented by virtue of its acquisition of such servicing rights and duties that such acquisition will not cause Consolidation.  Any IDI Servicer Transferee who acquires such servicing rights and duties without providing the representation described above or whose acquisition of such servicing rights and duties has required it to Consolidate any assets of the Trust on its financial statements shall indemnify and hold harmless the Servicer, the Depositor and the Trust from and against any and all losses, liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition.

(ii) An additional “Event of Default” shall be listed in Subsection 13.01, to be inserted after clause (i) added in Section 14(f) of this Agreement above, to read in its entirety as follows:

or (j)(A) the purchase or holding by the Servicer of any Certificate such that the Servicer  is required to Consolidate any assets of the Trust on its financial statements, provided that such purchase or holding of a Certificate shall not constitute an Event of Default if, within 45 days of (1) the date of such purchase or acquisition or (2) if such requirement to Consolidate is not effective on the date of such purchase or acquisition, the date the Servicer becomes aware of such requirement to Consolidate, the Servicer causes such requirement to Consolidate not to apply; or (B) the failure of the Servicer to obtain from an IDI Servicer Transferee the representation described in Section 7.06(b) prior to the transfer to such IDI Servicer Transferee of any servicing rights or duties.

Miscellaneous

15.           All demands, notices and communications related to the Mortgage Loans, the Sale and Servicing Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

(a)	In the case of the Bank,

First Republic Bank
111 Pine Street
San Francisco, CA  94111
Attention:  Tony Sachs

with a copy to the General Counsel at the same address

(b)	In the case of Assignee,

Citibank, N.A.
388 Greenwich Street, 14th Floor
New York, New York  10013
Attention: Global Transaction Services – Sequoia Mortgage Trust 2011-1

(c)	In the case of Depositor,

Sequoia Residential Funding, Inc.
One Belvedere Place, Suite 360
Mill Valley, California 94941
Attention: William Moliski

with a copy to

General Counsel at the same address

(d)	In the case of Assignor,

Redwood Residential Acquisition Corporation
One Belvedere Place, Suite 360
Mill Valley, California 94941
Attention: William Moliski

with a copy to

General Counsel at the same address

(e)	In the case of Master Servicer,

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045)
Telephone number:  (410) 884-2000
Facsimile number: (410) 715-2380
Electronic mail address:  g=cts-spg-team-a-5@wellsfargo.com
Attention:  Client Manager -- Sequoia Mortgage Trust 2011-1

(f)	In the case of the Controlling Holder,

Sequoia Mortgage Funding Corporation
One Belvedere Place, Suite 360
Mill Valley, California 94941
Attention: William Moliski

with a copy to

General Counsel at the same address

16.           This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent preempted by Federal law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without regard to the conflicts of laws provisions of the State of New York or any other jurisdiction.

17.           No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

18.           This Agreement shall inure to the benefit of the successors and assigns of the parties hereto.  Any entity into which Assignor, Depositor, Assignee or the Bank may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Depositor, Assignee or the Bank, respectively, hereunder.

19.           This Agreement shall survive the conveyance of the Mortgage Loans, the assignment of the Sale and Servicing Agreement to the extent of the Mortgage Loans by Assignor to Depositor and by Depositor to Assignee, and the termination of the Sale and Servicing Agreement.

20.           This Agreement may be executed simultaneously in any number of counterparts.  Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

21.           The Controlling Holder under the Pooling Agreement is an express third party beneficiary of this Agreement, and shall have the same power and ability to exercise and enforce the rights stated to be provided to it hereunder as if it were a signatory hereto.  The Bank hereby consents to such exercise and enforcement.

22.           It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Trustee (i) this Agreement is executed and delivered by Citibank, N.A. (“Citibank”) not in its individual capacity but solely as Trustee on behalf of the trust created by the Pooling Agreement referred to herein (the “Trust”) in the exercise of the powers and authority conferred and invested in it, and as directed in the Pooling Agreement, (ii) each of the undertakings and agreements herein made on behalf of the Trust is made and intended not as personal undertakings and agreements of or by Citibank but is made and intended for purposes of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of Citibank, individually or personally, to perform any covenant either express or implied in this Agreement, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (iv) under no circumstances shall Citibank in its individual capacity or in its capacity as Trustee be personally liable for the payment of any indebtedness, amounts or expenses owed by the Purchaser under the Servicing Agreement (such indebtedness, expenses and other amounts being payable solely from and to the extent of funds of the Trust) or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made under this Agreement or any other related documents.

23.           Master Servicer.  The Bank hereby acknowledges that the Assignee has appointed Wells Fargo Bank, N.A. to act as master servicer and securities administrator under the Pooling Agreement and hereby agrees to treat all inquiries, demands, instructions, authorizations and other communications from the Master Servicer as if the same had been received from the Assignee.  The Master Servicer, acting on behalf of the Assignee, shall have the rights of the Assignee as the Purchaser under this Agreement, including, without limitation, the right to enforce the obligations of the Bank and the Servicer hereunder and under the Sale and Servicing Agreement and the right to exercise the remedies of the Purchaser hereunder and under the Sale and Servicing Agreement, other than the rights assumed by the Controlling Holder assumed under Section 13(a) above.

The Bank shall make all remittances due by it to the Purchaser with respect to the Mortgage Loans to the following account by wire transfer of immediately available funds:

Wells Fargo Bank, N.A.
San Francisco, California
ABA# 121-000-248
Account #85432600
Account Name: SAS Clearing
FFC: Account #82375300, Sequoia Mortgage Trust 2011-1 Certificate Distribution Account

24.           The Bank acknowledges that the custodian will be Wells Fargo Bank, N.A. acting pursuant to the Custodial Agreement.  Requests for Mortgage Loan Documents required by the Bank to perform its duties under the Sale and Servicing Agreement shall be directed to Wells Fargo Bank, N.A., as custodian, using the form of Request for Release in the form of Exhibit F hereto.  The Bank shall provide the Custodian with the specimen signatures of the Bank's authorized servicing representatives using the form in Exhibit D-3 hereto.  Notwithstanding Section 10 of the Sale and Servicing Agreement, the Bank shall pay shipping expenses for any Mortgage Loan Documents if there has been a breach of any representation or warranty made with respect to the related Mortgage Loan in Subsection 7.01 of the Sale and Servicing Agreement.

25.           Helping Families Act Notice.  Assignor hereby requests that the Bank furnish each Mortgagor with the notice described in Subsection 6.04 of the Sale and Servicing Agreement, in the form attached as Exhibit 8 thereto and using Citibank, N.A., as trustee of the Sequoia Mortgage Trust 2011-1 as the investor name, in accordance with the terms of Subsection 6.04 therein, and the Bank hereby covenants that it shall furnish each Mortgagor with such notice as provided therein.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

REDWOOD RESIDENTIAL ACQUISITION
CORPORATION
Assignor

By: /s/ John Isbrandtsen
Name:  John Isbrandtsen
Title:    Authorized Officer

SEQUOIA RESIDENTIAL FUNDING, INC.
Depositor

By: /s/ John Isbrandtsen
Name:  John Isbrandtsen
Title:    Authorized Officer

CITIBANK, N.A., not in its individual capacity
but solely as Trustee,
Assignee

By:  /s/ Thomas Varcados
Name:  Thomas Varcados
Title:    Vice President

FIRST REPUBLIC BANK
Bank

By: /s/ Tony Sachs
Name:  Tony Sachs
Title:    Vice President of Secondary Marketing

Accepted and agreed to by:

WELLS FARGO BANK, N.A.
Master Servicer

By: /s/ Sandra Whalen
Name: Sandra Whalen
Title:   Vice President

ATTACHMENT 1

MORTGAGE LOAN SCHEDULE

	1	2	3	4	5	6	7	8	9	10
Key	Primary Servicer	Servicing Fee %	Servicing Fee—Flatdollar	Servicing Advance Methodology	Originator	Loan Group	Issuance Loan Number	Amortization Type	Lien Position	HELOC Indicator
1	1002338	0.002500			1002338	1	3000000089	1	1	0
2	1002338	0.002500			1002338	1	3000000004	1	1	0
3	1002338	0.002500			1002338	1	3000000023	1	1	0
4	1002338	0.002500			1002338	1	3000000010	1	1	0
5	1002338	0.002500			1002338	1	3000000040	1	1	0
6	1002338	0.002500			1002338	1	0814000001	1	1	0
7	1002338	0.002500			1002338	1	3000000060	1	1	0
8	1002338	0.002500			1002338	1	3000000050	1	1	0
9	1002338	0.002500			1002338	1	3000000061	1	1	0
10	1002338	0.002500			1002338	1	3000000112	1	1	0
11	1002338	0.002500			1002338	1	3000000146	1	1	0
12	1002338	0.002500			1002338	1	3000000101	1	1	0
13	1002338	0.002500			1002338	1	3000000150	1	1	0
14	1002338	0.002500			1002338	1	3000000151	1	1	0
15	1002338	0.002500			1002338	1	3000000170	1	1	0
16	1002338	0.002500			1002338	1	3000000110	1	1	0
17	1002338	0.002500			1002338	1	3000000225	1	1	0
18	1002338	0.002500			1002338	1	3000000171	1	1	0
19	1002338	0.002500			1002338	1	3000000130	1	1	0
20	1002338	0.002500			1002338	1	3000000261	1	1	0
21	1002338	0.002500			1002338	1	3000000141	1	1	0
22	1002338	0.002500			1002338	1	3000000182	1	1	0
23	1002338	0.002500			1002338	1	3000000172	1	1	0
24	1002338	0.002500			1002338	1	3000000212	1	1	0
25	1002338	0.002500			1002338	1	3000000193	1	1	0
26	1002338	0.002500			1002338	1	3000000247	1	1	0
27	1002338	0.002500			1002338	1	3000000199	1	1	0
28	1002338	0.002500			1002338	1	3000000200	1	1	0
29	1002338	0.002500			1002338	1	3000000226	1	1	0
30	1002338	0.002500			1002338	1	3000000217	1	1	0
31	1002338	0.002500			1002338	1	3000000233	1	1	0
32	1002338	0.002500			1002338	1	3000000234	1	1	0
33	1002338	0.002500			1002338	1	3000000345	1	1	0
34	1002338	0.002500			1002338	1	3000000240	1	1	0
35	1002338	0.002500			1002338	1	3000000338	1	1	0
36	1002338	0.002500			1002338	1	3000000258	1	1	0
37	1002338	0.002500			1002338	1	3000000259	1	1	0
38	1002338	0.002500			1002338	1	3000000265	1	1	0
39	1002338	0.002500			1002338	1	3000000279	1	1	0
40	1002338	0.002500			1002338	1	3000000336	1	1	0
41	1002338	0.002500			1002338	1	3000000280	1	1	0
42	1002338	0.002500			1002338	1	3000000298	1	1	0
43	1002338	0.002500			1002338	1	3000000303	1	1	0
44	1002338	0.002500			1002338	1	3000000299	1	1	0
45	1002338	0.002500			1002338	1	3000000300	1	1	0
46	1002338	0.002500			1002338	1	3000000380	1	1	0
47	1002338	0.002500			1002338	1	3000000308	1	1	0
48	1002338	0.002500			1002338	1	3000000309	1	1	0
49	1002338	0.002500			1002338	1	3000000317	1	1	0
50	1002338	0.002500			1002338	1	3000000333	1	1	0
51	1002338	0.002500			1002338	1	3000000379	1	1	0
52	1002338	0.002500			1002338	1	3000000346	1	1	0
53	1002338	0.002500			1002338	1	3000000378	1	1	0
54	1002338	0.002500			1002338	1	3000000321	1	1	0
55	1002338	0.002500			1002338	1	3000000335	1	1	0
56	1002338	0.002500			1002338	1	3000000330	1	1	0
57	1002338	0.002500			1002338	1	3000000344	1	1	0
58	1002338	0.002500			1002338	1	3000000421	1	1	0
59	1002338	0.002500			1002338	1	3000000399	1	1	0
60	1002338	0.002500			1002338	1	3000000363	1	1	0
61	1002338	0.002500			1002338	1	3000000425	1	1	0
62	1002338	0.002500			1002338	1	0796000001	2	1	0
63	1002338	0.002500			1002338	1	0796000002	2	1	0
64	1002338	0.002500			1002338	1	0818000001	2	1	0
65	1002338	0.002500			1002338	1	0818000002	2	1	0
66	1002338	0.002500			1002338	1	0818000003	2	1	0
67	1002338	0.002500			1002338	1	0818000005	2	1	0
68	1002338	0.002500			1002338	1	0818000006	2	1	0
69	1002338	0.002500			1002338	1	0796000003	2	1	0
70	1002338	0.002500			1002338	1	0818000007	2	1	0
71	1002338	0.002500			1002338	1	0818000008	2	1	0
72	1002338	0.002500			1002338	1	0818000010	2	1	0
73	1002338	0.002500			1002338	1	0818000011	2	1	0
74	1002338	0.002500			1002338	1	0818000012	2	1	0
75	1002338	0.002500			1002338	1	0818000013	2	1	0
76	1002338	0.002500			1002338	1	0818000014	2	1	0
77	1002338	0.002500			1002338	1	0818000015	2	1	0
78	1002338	0.002500			1002338	1	0818000016	2	1	0
79	1002338	0.002500			1002338	1	0818000017	2	1	0
80	1002338	0.002500			1002338	1	0796000004	2	1	0
81	1002338	0.002500			1002338	1	0814000010	2	1	0
82	1002338	0.002500			1002338	1	0818000018	2	1	0
83	1002338	0.002500			1002338	1	0818000019	2	1	0
84	1002338	0.002500			1002338	1	0818000020	2	1	0
85	1002338	0.002500			1002338	1	0818000021	2	1	0
86	1002338	0.002500			1002338	1	0796000005	2	1	0
87	1002338	0.002500			1002338	1	0796000006	2	1	0
88	1002338	0.002500			1002338	1	0796000007	2	1	0
89	1002338	0.002500			1002338	1	0818000022	2	1	0
90	1002338	0.002500			1002338	1	0796000008	2	1	0
91	1002338	0.002500			1002338	1	0796000009	2	1	0
92	1002338	0.002500			1002338	1	0796000010	2	1	0
93	1002338	0.002500			1002338	1	0796000011	2	1	0
94	1002338	0.002500			1002338	1	0818000023	2	1	0
95	1002338	0.002500			1002338	1	0796000012	2	1	0
96	1002338	0.002500			1002338	1	0796000013	2	1	0
97	1002338	0.002500			1002338	1	0796000014	2	1	0
98	1002338	0.002500			1002338	1	0796000015	2	1	0
99	1002338	0.002500			1002338	1	0796000016	2	1	0
100	1002338	0.002500			1002338	1	0796000018	2	1	0
101	1002338	0.002500			1002338	1	0796000019	2	1	0
102	1002338	0.002500			1002338	1	0818000024	2	1	0
103	1002338	0.002500			1002338	1	0796000020	2	1	0
104	1002338	0.002500			1002338	1	0796000021	2	1	0
105	1002338	0.002500			1002338	1	0796000022	2	1	0
106	1002338	0.002500			1002338	1	0796000023	2	1	0
107	1002338	0.002500			1002338	1	0796000024	2	1	0
108	1002338	0.002500			1002338	1	0796000025	2	1	0
109	1002338	0.002500			1002338	1	0806000003	2	1	0
110	1002338	0.002500			1002338	1	0796000027	2	1	0
111	1002338	0.002500			1002338	1	0796000028	2	1	0
112	1002338	0.002500			1002338	1	0796000029	2	1	0
113	1002338	0.002500			1002338	1	0814000011	2	1	0
114	1002338	0.002500			1002338	1	0796000031	2	1	0
115	1002338	0.002500			1002338	1	0796000032	2	1	0
116	1002338	0.002500			1002338	1	0796000033	2	1	0
117	1002338	0.002500			1002338	1	0796000035	2	1	0
118	1002338	0.002500			1002338	1	0796000036	2	1	0
119	1002338	0.002500			1002338	1	0796000037	2	1	0
120	1002338	0.002500			1002338	1	0796000038	2	1	0
121	1002338	0.002500			1002338	1	0806000001	2	1	0
122	1002338	0.002500			1002338	1	0806000002	2	1	0
123	1002338	0.002500			1002338	1	0796000041	2	1	0
124	1002338	0.002500			1002338	1	0796000043	2	1	0
125	1002338	0.002500			1002338	1	0796000044	2	1	0
126	1002338	0.002500			1002338	1	0796000045	2	1	0
127	1002338	0.002500			1002338	1	0814000012	2	1	0
128	1002338	0.002500			1002338	1	0796000046	2	1	0
129	1002338	0.002500			1002338	1	0796000047	2	1	0
130	1002338	0.002500			1002338	1	3000000062	2	1	0
131	1002338	0.002500			1002338	1	3000000008	2	1	0
132	1002338	0.002500			1002338	1	3000000011	2	1	0
133	1002338	0.002500			1002338	1	3000000173	2	1	0
134	1002338	0.002500			1002338	1	3000000055	2	1	0
135	1002338	0.002500			1002338	1	3000000314	2	1	0
136	1002338	0.002500			1002338	1	3000000114	2	1	0
137	1002338	0.002500			1002338	1	3000000056	2	1	0
138	1002338	0.002500			1002338	1	3000000152	2	1	0
139	1002338	0.002500			1002338	1	3000000160	2	1	0
140	1002338	0.002500			1002338	1	3000000057	2	1	0
141	1002338	0.002500			1002338	1	3000000161	2	1	0
142	1002338	0.002500			1002338	1	3000000218	2	1	0
143	1002338	0.002500			1002338	1	3000000093	2	1	0
144	1002338	0.002500			1002338	1	3000000266	2	1	0
145	1002338	0.002500			1002338	1	3000000111	2	1	0
146	1002338	0.002500			1002338	1	0814000002	2	1	0
147	1002338	0.002500			1002338	1	3000000122	2	1	0
148	1002338	0.002500			1002338	1	3000000153	2	1	0
149	1002338	0.002500			1002338	1	3000000174	2	1	0
150	1002338	0.002500			1002338	1	3000000189	2	1	0
151	1002338	0.002500			1002338	1	3000000248	2	1	0
152	1002338	0.002500			1002338	1	3000000219	2	1	0
153	1002338	0.002500			1002338	1	0814000003	2	1	0
154	1002338	0.002500			1002338	1	3000000287	2	1	0
155	1002338	0.002500			1002338	1	3000000292	2	1	0
156	1002338	0.002500			1002338	1	3000000208	2	1	0
157	1002338	0.002500			1002338	1	3000000329	2	1	0
158	1002338	0.002500			1002338	1	0814000004	2	1	0
159	1002338	0.002500			1002338	1	3000000227	2	1	0
160	1002338	0.002500			1002338	1	3000000235	2	1	0
161	1002338	0.002500			1002338	1	3000000252	2	1	0
162	1002338	0.002500			1002338	1	3000000352	2	1	0
163	1002338	0.002500			1002338	1	3000000263	2	1	0
164	1002338	0.002500			1002338	1	3000000322	2	1	0
165	1002338	0.002500			1002338	1	0806000004	2	1	0
166	1002338	0.002500			1002338	1	3000000337	2	1	0
167	1002338	0.002500			1002338	1	0814000007	2	1	0
168	1002338	0.002500			1002338	1	3000000347	2	1	0
169	1002338	0.002500			1002338	1	0814000008	2	1	0
170	1002338	0.002500			1002338	1	0814000009	2	1	0
171	1002338	0.002500			1002338	1	3000000420	2	1	0

	11	12	13	14	15	16	17	18	19	20
Key	Loan Purpose	Cash Out Amount	Total Origination and Discount Points	Covered/High Cost Loan Indicator	Relocation Loan Indicator	Broker Indicator	Channel	Escrow Indicator	Senior Loan Amount(s)	Loan Type of Most Senior Lien
1	9						1	0	0
2	9						1	0	0
3	7						1	0	0
4	7						1	0	0
5	9						1	0	0
6	7						1	0	0
7	9						1	0	0
8	7						1	0	0
9	9						1	0	0
10	7						1	0	0
11	7						1	0	0
12	9						1	0	0
13	9						1	0	0
14	7						1	0	0
15	9						1	0	0
16	9						1	0	0
17	9						1	0	0
18	9						1	0	0
19	6						1	0	0
20	9						1	0	0
21	6						1	0	0
22	7						1	0	0
23	9						1	0	0
24	7						1	0	0
25	9						1	4	0
26	9						1	0	0
27	9						1	0	0
28	7						1	0	0
29	6						1	0	0
30	7						1	0	0
31	7						1	0	0
32	9						1	0	0
33	9						1	0	0
34	7						1	0	0
35	9						1	0	0
36	7						1	0	0
37	9						1	0	0
38	7						1	0	0
39	9						1	0	0
40	7						1	0	0
41	9						1	0	0
42	9						1	0	0
43	3						1	0	0
44	9						1	0	0
45	9						1	0	0
46	9						1	0	0
47	9						1	0	0
48	7						1	0	0
49	7						1	0	0
50	3						1	0	0
51	9						1	0	0
52	7						1	0	0
53	7						1	0	0
54	7						1	0	0
55	9						1	0	0
56	9						1	4	0
57	9						1	0	0
58	9						1	0	0
59	9						1	0	0
60	3						1	0	0
61	7						1	0	0
62	7						1	0	0
63	3						1	0	0
64	3						1	0	0
65	9						1	0	0
66	9						1	0	0
67	9						1	0	0
68	9						1	0	0
69	9						1	0	0
70	9						1	0	0
71	9						1	0	0
72	9						1	0	0
73	9						1	0	0
74	9						1	0	0
75	9						1	0	0
76	3						1	0	0
77	9						1	0	0
78	9						1	0	0
79	9						1	4	0
80	9						1	0	0
81	9						1	0	0
82	9						1	0	0
83	7						1	0	0
84	9						1	0	0
85	9						1	0	0
86	9						1	0	0
87	9						1	0	0
88	3						1	0	0
89	9						1	0	0
90	9						1	0	0
91	7						1	0	0
92	7						1	0	0
93	9						1	0	0
94	6						1	0	0
95	9						1	0	0
96	7						1	0	0
97	9						1	0	0
98	3						1	0	0
99	9						1	0	0
100	9						1	0	0
101	9						1	0	0
102	7						1	0	0
103	9						1	0	0
104	9						1	0	0
105	7						1	0	0
106	9						1	0	0
107	9						1	0	0
108	7						1	0	0
109	9						1	0	0
110	9						1	0	0
111	7						1	0	0
112	3						1	0	0
113	3						1	0	0
114	7						1	0	0
115	6						1	0	0
116	9						1	0	0
117	7						1	0	0
118	3						1	0	0
119	7						1	0	0
120	9						1	0	0
121	9						1	0	0
122	9						1	0	0
123	9						1	0	0
124	7						1	0	0
125	3						1	0	0
126	3						1	0	0
127	7						1	0	0
128	7						1	0	0
129	9						1	0	0
130	7						1	0	0
131	7						1	0	0
132	7						1	0	0
133	6						1	0	0
134	9						1	0	0
135	7						1	0	0
136	7						1	0	0
137	9						1	0	0
138	7						1	0	0
139	7						1	0	0
140	9						1	0	0
141	7						1	0	0
142	6						1	0	0
143	9						1	0	0
144	7						1	0	0
145	9						1	0	0
146	7						1	0	0
147	9						1	0	0
148	7						1	0	0
149	9						1	0	0
150	3						1	0	0
151	7						1	0	0
152	9						1	0	0
153	9						1	0	0
154	6						1	0	0
155	9						1	0	0
156	9						1	0	0
157	7						1	0	0
158	9						1	0	0
159	9						1	0	0
160	9						1	0	0
161	7						1	0	0
162	9						1	0	0
163	9						1	0	0
164	7						1	0	0
165	9						1	0	0
166	9						1	0	0
167	9						1	0	0
168	9						1	0	0
169	9						1	0	0
170	9						1	0	0
171	9						1	0	0

	21	22	23	24	25	26	27	28	29	30
Key	Hybrid Period of Most Senior Lien (in months)	Neg Am Limit of Most Senior Lien	Junior Mortgage Balance	Origination Date of Most Senior Lien	Origination Date	Original Loan Amount	Original Interest Rate	Original Amortization Term	Original Term to Maturity	First Payment Date of Loan
1			756110.00		20100721	1340000.00	0.052500	360	360	20100901
2			500000.00		20100609	1390000.00	0.053500	360	360	20100801
3			0.00		20100604	861750.00	0.057500	360	360	20100801
4			0.00		20100614	995000.00	0.054500	360	360	20100801
5			490000.00		20100628	1987000.00	0.051000	360	360	20100901
6			0.00		20100715	1312500.00	0.052500	360	360	20100901
7			0.00		20100720	1100000.00	0.054500	360	360	20100901
8			0.00		20100709	1350000.00	0.053500	360	360	20100901
9			0.00		20100624	1120000.00	0.056500	360	360	20100901
10			0.00		20100707	1176000.00	0.051000	360	360	20100901
11			0.00		20100722	714000.00	0.053000	360	360	20101001
12			0.00		20100803	1676500.00	0.052000	360	360	20101001
13			0.00		20100728	1050000.00	0.050000	360	360	20101001
14			0.00		20100809	899200.00	0.049500	360	360	20101001
15			135000.00		20100726	1140000.00	0.050000	360	360	20101001
16			300000.00		20100804	1100000.00	0.050500	360	360	20101001
17			2600000.00		20100816	900000.00	0.050000	360	360	20101001
18			100000.00		20100813	1000000.00	0.052500	360	360	20101001
19			0.00		20100727	950000.00	0.052000	360	360	20101001
20			260000.00		20100826	832000.00	0.049500	360	360	20101101
21			0.00		20100826	840937.00	0.051500	360	360	20101001
22			0.00		20100902	1197500.00	0.050500	360	360	20101101
23			200000.00		20100823	700000.00	0.051500	360	360	20101001
24			381250.00		20100812	1100000.00	0.051500	360	360	20101001
25			0.00		20100819	898000.00	0.051500	360	360	20101001
26			750000.00		20100824	910000.00	0.050000	360	360	20101001
27			0.00		20100813	970000.00	0.051500	360	360	20101001
28			0.00		20100826	1540000.00	0.049500	360	360	20101001
29			0.00		20100820	900000.00	0.049000	360	360	20101001
30			0.00		20100826	1275000.00	0.049500	360	360	20101101
31			0.00		20100825	723750.00	0.049500	360	360	20101001
32			0.00		20100917	1210000.00	0.050000	360	360	20101101
33			300000.00		20101008	600000.00	0.050500	360	360	20101201
34			400000.00		20100917	1000000.00	0.048000	360	360	20101101
35			350000.00		20100908	1100000.00	0.049000	360	360	20101101
36			0.00		20100924	545600.00	0.049000	360	360	20101101
37			0.00		20100928	825000.00	0.050000	360	360	20101201
38			0.00		20100903	1650000.00	0.047000	360	360	20101101
39			0.00		20101109	1400000.00	0.049000	360	360	20110101
40			0.00		20100928	1259000.00	0.049000	360	360	20101101
41			1300000.00		20100920	1500000.00	0.047500	360	360	20101101
42			270000.00		20100914	990000.00	0.049000	360	360	20101101
43			100000.00		20100927	1040000.00	0.050000	360	360	20101201
44			0.00		20101029	1225000.00	0.049500	360	360	20110101
45			325000.00		20100923	1110000.00	0.052000	360	360	20101101
46			100000.00		20100928	900000.00	0.047500	360	360	20101201
47			0.00		20101005	850000.00	0.048500	360	360	20101201
48			0.00		20100924	1087500.00	0.051000	360	360	20101201
49			0.00		20100913	1700000.00	0.048000	360	360	20101101
50			110000.00		20101005	1000000.00	0.048500	360	360	20101201
51			195000.00		20101005	973600.00	0.047500	360	360	20101201
52			0.00		20100927	1252000.00	0.047500	360	360	20101101
53			0.00		20101029	1000000.00	0.052000	360	360	20101201
54			0.00		20100929	1100000.00	0.050000	360	360	20101201
55			0.00		20101012	1540000.00	0.048000	360	360	20101201
56			100000.00		20101008	1300000.00	0.049000	360	360	20101201
57			0.00		20101014	940000.00	0.050500	360	360	20101201
58			0.00		20101115	695000.00	0.049000	360	360	20110101
59			0.00		20101118	1164400.00	0.047500	360	360	20110101
60			100000.00		20101028	990000.00	0.050000	360	360	20110101
61			0.00		20101117	875000.00	0.047500	360	360	20110101
62			500000.00		20090410	1250000.00	0.055000	360	360	20090601
63			0.00		20090326	1450000.00	0.053000	360	360	20090601
64			0.00		20090212	1400000.00	0.046500	360	360	20090401
65			0.00		20090206	1039000.00	0.050000	360	360	20090401
66			0.00		20090213	750000.00	0.053000	360	360	20090401
67			0.00		20090203	980000.00	0.048000	360	360	20090401
68			200000.00		20090205	1000000.00	0.049500	360	360	20090401
69			620000.00		20090706	1100000.00	0.054000	360	360	20090901
70			0.00		20090319	1100000.00	0.046500	360	360	20090501
71			0.00		20090218	441000.00	0.050000	360	360	20090401
72			0.00		20090305	780000.00	0.051500	360	360	20090501
73			300000.00		20090224	1100000.00	0.046000	360	360	20090501
74			0.00		20090227	780000.00	0.051500	360	360	20090501
75			0.00		20090304	1150000.00	0.049500	360	360	20090501
76			0.00		20090324	2000000.00	0.049500	360	360	20090501
77			0.00		20090311	1015000.00	0.049000	360	360	20090501
78			0.00		20090311	1125020.00	0.049000	360	360	20090501
79			0.00		20090320	2050000.00	0.048500	360	360	20090501
80			500000.00		20090324	1750000.00	0.052000	360	360	20090501
81			0.00		20090408	1100000.00	0.055500	360	360	20090601
82			0.00		20090313	1485000.00	0.050500	360	360	20090501
83			0.00		20090316	2100000.00	0.046000	360	360	20090501
84			0.00		20090312	1128000.00	0.052000	360	360	20090501
85			0.00		20090223	985000.00	0.048000	360	360	20090501
86			250000.00		20090512	1000000.00	0.051000	360	360	20090701
87			345000.00		20090313	930000.00	0.050000	360	360	20090501
88			0.00		20090319	1150000.00	0.051500	360	360	20090501
89			150000.00		20090320	600000.00	0.053000	360	360	20090501
90			500000.00		20090324	630000.00	0.051500	360	360	20090501
91			0.00		20090324	1110000.00	0.049000	360	360	20090501
92			0.00		20090415	648000.00	0.050000	360	360	20090601
93			0.00		20090413	935000.00	0.054500	360	360	20090601
94			100000.00		20090316	1000000.00	0.046500	360	360	20090501
95			100000.00		20090327	1000000.00	0.054000	360	360	20090601
96			0.00		20090313	1500000.00	0.051000	360	360	20090501
97			0.00		20090330	1000000.00	0.053500	360	360	20090601
98			960000.00		20090320	1320000.00	0.044500	360	360	20090501
99			0.00		20090403	1725000.00	0.049500	360	360	20090601
100			0.00		20090403	1555000.00	0.046500	360	360	20090601
101			0.00		20090413	712000.00	0.049500	360	360	20090601
102			100000.00		20090320	990000.00	0.049000	360	360	20090501
103			300000.00		20090406	1200000.00	0.050500	360	360	20090601
104			0.00		20090408	768000.00	0.054500	360	360	20090601
105			596500.00		20090320	1500000.00	0.052500	360	360	20090501
106			0.00		20090326	1015000.00	0.053000	360	360	20090501
107			0.00		20090408	1000000.00	0.053000	360	360	20090601
108			0.00		20090323	1767500.00	0.049000	360	360	20090501
109			100000.00		20090408	545000.00	0.055000	360	360	20090601
110			100000.00		20090415	1000000.00	0.050000	360	360	20090601
111			0.00		20090414	835200.00	0.054500	360	360	20090601
112			350000.00		20090417	985000.00	0.051500	360	360	20090601
113			2000000.00		20090417	1000000.00	0.055500	360	360	20090601
114			0.00		20090413	999200.00	0.051000	360	360	20090601
115			0.00		20090408	1500000.00	0.051000	360	360	20090601
116			0.00		20090423	1350000.00	0.054000	360	360	20090601
117			100000.00		20090413	1000000.00	0.050500	360	360	20090601
118			0.00		20090428	1750000.00	0.050000	360	360	20090701
119			100000.00		20090409	1000000.00	0.048000	360	360	20090601
120			78750.00		20090511	850000.00	0.050000	360	360	20090701
121			187000.00		20090608	2025000.00	0.053500	360	360	20090801
122			0.00		20100104	680000.00	0.055000	360	360	20100301
123			0.00		20091117	450000.00	0.054000	360	360	20100101
124			0.00		20100115	1500000.00	0.049500	360	360	20100301
125			0.00		20100125	700000.00	0.054000	360	360	20100401
126			300000.00		20100108	850000.00	0.054000	360	360	20100301
127			0.00		20100326	725000.00	0.055500	360	360	20100501
128			0.00		20100331	1100000.00	0.048500	360	360	20100601
129			200000.00		20100525	840000.00	0.054500	360	360	20100801
130			0.00		20100625	1840000.00	0.051500	360	360	20100801
131			500000.00		20100528	2000000.00	0.049500	360	360	20100801
132			0.00		20100615	1875000.00	0.053500	360	360	20100801
133			0.00		20100908	729750.00	0.048000	360	360	20101101
134			0.00		20100616	1820000.00	0.055000	360	360	20100801
135			0.00		20101004	2000000.00	0.047500	360	360	20101201
136			565000.00		20100629	1500000.00	0.048500	360	360	20100901
137			80000.00		20100720	1320000.00	0.051500	360	360	20100901
138			0.00		20100715	1035200.00	0.048500	360	360	20100901
139			0.00		20100621	882000.00	0.047500	360	360	20100801
140			1500000.00		20100622	2000000.00	0.050500	360	360	20100801
141			500000.00		20100707	1000000.00	0.048500	360	360	20100901
142			0.00		20100802	1450000.00	0.045000	360	360	20101001
143			0.00		20100729	1000000.00	0.050500	360	360	20101001
144			0.00		20100728	1500000.00	0.046000	360	360	20101001
145			200000.00		20100730	2000000.00	0.049000	360	360	20101001
146			0.00		20100916	1200000.00	0.045500	360	360	20101101
147			0.00		20100806	768750.00	0.049000	360	360	20101001
148			373600.00		20100802	1000000.00	0.046000	360	360	20101001
149			0.00		20100812	1445000.00	0.049000	360	360	20101001
150			0.00		20100809	1000000.00	0.050000	360	360	20101001
151			0.00		20100810	699000.00	0.045500	360	360	20101001
152			0.00		20100820	1250000.00	0.046500	360	360	20101001
153			340000.00		20100824	2000000.00	0.045000	360	360	20101001
154			0.00		20100901	1470000.00	0.046000	360	360	20101101
155			100000.00		20100831	1000000.00	0.046500	360	360	20101101
156			0.00		20100901	1127795.00	0.048500	360	360	20101101
157			0.00		20101012	1100000.00	0.047000	360	360	20101201
158			1808000.00		20100915	1973102.00	0.044500	360	360	20101101
159			0.00		20100907	1350000.00	0.048000	360	360	20101101
160			100000.00		20100917	700000.00	0.048500	360	360	20101101
161			300000.00		20100901	600000.00	0.044000	360	360	20101101
162			450000.00		20101029	1060000.00	0.047500	360	360	20110101
163			0.00		20100910	600000.00	0.046000	360	360	20101101
164			376000.00		20100929	1000000.00	0.046500	360	360	20101201
165			0.00		20100923	1000000.00	0.047500	360	360	20101101
166			0.00		20101029	950000.00	0.048000	360	360	20110101
167			0.00		20101013	1000000.00	0.044500	360	360	20101201
168			0.00		20100930	1100000.00	0.047000	360	360	20101201
169			0.00		20101105	1540000.00	0.046500	360	360	20110101
170			0.00		20101103	1100000.00	0.047500	360	360	20110101
171			0.00		20101209	1093000.00	0.047000	360	360	20110201

	31	32	33	34	35	36	37	38	39	40
Key	Interest Type Indicator	Original Interest Only Term	Buy Down Period	HELOC Draw Period	Scheduled Loan Amount	Current Interest Rate	Current Payment Amount Due	Scheduled Interest Paid Through Date	Current Payment Status	Index Type
1	1	0	0		1312279.16	0.052500	7399.53	20110201	0
2	1	0	0		1378898.26	0.053500	7761.96	20110201	0
3	1	0	0		855360.70	0.057500	5028.94	20110201	0
4	1	0	0		987198.76	0.054500	5618.33	20110201	0
5	1	0	0		1972787.72	0.051000	10788.42	20110201	0
6	1	0	0		1303367.68	0.052500	7247.68	20110201	0
7	1	0	0		1092624.37	0.054500	6211.22	20110201	0
8	1	0	0		1340778.71	0.053500	7538.59	20110201	0
9	1	0	0		1112764.99	0.056500	6465.05	20110201	0
10	1	0	0		1167588.52	0.051000	6385.09	20110201	0
11	1	0	0		709907.11	0.053000	3964.88	20110201	0
12	1	0	0		1666710.43	0.052000	9205.85	20110201	0
13	1	0	0		1043639.05	0.050000	5636.63	20110201	0
14	1	0	0		893702.54	0.049500	4799.66	20110201	0
15	1	0	0		1133093.84	0.050000	6119.77	20110201	0
16	1	0	0		1093396.99	0.050500	5938.70	20110201	0
17	1	0	0		879296.10	0.050000	4831.40	20110201	0
18	1	0	0		994214.39	0.052500	5522.04	20110201	0
19	1	0	0		944452.67	0.052000	5216.56	20110201	0
20	1	0	0		827939.08	0.049500	4440.97	20110201	0
21	1	0	0		835981.04	0.051500	4591.74	20110201	0
22	1	0	0		1191761.47	0.050500	6465.09	20110201	0
23	1	0	0		695874.63	0.051500	3822.19	20110201	0
24	1	0	0		1093517.31	0.051500	6006.29	20110201	0
25	1	0	0		886647.42	0.051500	4903.32	20110201	0
26	1	0	0		904487.19	0.050000	4885.08	20110201	0
27	1	0	0		964283.43	0.051500	5296.46	20110201	0
28	1	0	0		1530584.84	0.049500	8220.06	20110201	0
29	1	0	0		894447.09	0.049000	4776.55	20110201	0
30	1	0	0		1268776.85	0.049500	6805.57	20110201	0
31	1	0	0		719325.14	0.049500	3863.17	20110201	0
32	1	0	0		1204148.03	0.050000	6495.55	20110201	0
33	1	0	0		597686.71	0.050500	3239.29	20110201	0
34	1	0	0		994983.36	0.048000	5246.66	20110201	0
35	1	0	0		1088042.47	0.049000	5838.00	20110201	0
36	1	0	0		542912.46	0.049000	2895.65	20110201	0
37	1	0	0		822013.75	0.050000	4428.78	20110201	0
38	1	0	0		1641570.52	0.047000	8557.53	20110201	0
39	1	0	0		1396565.98	0.049000	7430.18	20110201	0
40	1	0	0		1252798.41	0.049000	6681.85	20110201	0
41	1	0	0		1492406.18	0.047500	7824.72	20110201	0
42	1	0	0		985123.43	0.049000	5254.20	20110201	0
43	1	0	0		1036235.51	0.050000	5582.95	20110201	0
44	1	0	0		1222022.75	0.049500	6538.69	20110201	0
45	1	0	0		1104825.93	0.052000	6095.14	20110201	0
46	1	0	0		896589.55	0.047500	4694.83	20110201	0
47	1	0	0		845801.86	0.048500	4485.39	20110201	0
48	1	0	0		1083635.51	0.051000	5904.58	20110201	0
49	1	0	0		1691390.07	0.048000	8919.32	20110201	0
50	1	0	0		996279.24	0.048500	5276.92	20110201	0
51	1	0	0		969910.65	0.047500	5078.76	20110201	0
52	1	0	0		1245661.70	0.047500	6531.03	20110201	0
53	1	0	0		996511.60	0.052000	5491.11	20110201	0
54	1	0	0		1096018.34	0.050000	5905.04	20110201	0
55	1	0	0		1534217.38	0.048000	8079.85	20110201	0
56	1	0	0		1295207.13	0.049000	6899.45	20110201	0
57	1	0	0		936628.67	0.050500	5074.89	20110201	0
58	1	0	0		693295.24	0.049000	3688.56	20110201	0
59	1	0	0		1161464.22	0.047500	6074.07	20110201	0
60	1	0	0		987615.96	0.050000	5314.54	20110201	0
61	1	0	0		872793.88	0.047500	4564.42	20110201	0
62	1	120	0		1250000.00	0.055000	5729.17	20110201	0	35
63	1	120	0		1450000.00	0.053000	6404.17	20110201	0	35
64	1	120	0		1400000.00	0.046500	5425.00	20110201	0	35
65	1	120	0		1039000.00	0.050000	4329.17	20110201	0	35
66	1	120	0		750000.00	0.053000	3312.50	20110201	0	35
67	1	120	0		980000.00	0.048000	3920.00	20110201	0	35
68	1	120	0		1000000.00	0.049500	4125.00	20110201	0	35
69	1	120	0		1100000.00	0.054000	4950.00	20110201	0	35
70	1	120	0		1100000.00	0.046500	4262.50	20110201	0	35
71	1	120	0		441000.00	0.050000	1837.50	20110201	0	35
72	1	120	0		650000.00	0.051500	2789.58	20110201	0	35
73	1	120	0		1100000.00	0.046000	4216.67	20110201	0	35
74	1	120	0		780000.00	0.051500	3347.50	20110201	0	35
75	1	120	0		1150000.00	0.049500	4743.75	20110201	0	35
76	1	120	0		2000000.00	0.049500	8250.00	20110201	0	35
77	1	120	0		1015000.00	0.049000	4144.58	20110201	0	35
78	1	120	0		1125020.00	0.049000	4593.83	20110201	0	35
79	1	120	0		2050000.00	0.048500	8285.42	20110201	0	35
80	1	120	0		1749095.66	0.052000	7579.41	20110201	0	35
81	1	120	0		1100000.00	0.055500	5087.50	20110201	0	35
82	1	120	0		1484000.00	0.050500	6245.17	20110201	0	35
83	1	120	0		1429329.17	0.046000	5895.97	20110201	0	35
84	1	120	0		902400.00	0.052000	3910.40	20110201	0	35
85	1	120	0		985000.00	0.048000	3940.00	20110201	0	35
86	1	120	0		1000000.00	0.051000	4250.00	20110201	0	35
87	1	120	0		930000.00	0.050000	3875.00	20110201	0	35
88	1	120	0		1150000.00	0.051500	4935.42	20110201	0	35
89	1	120	0		540000.00	0.053000	2385.00	20110201	0	35
90	1	120	0		630000.00	0.051500	2703.75	20110201	0	35
91	1	120	0		1070000.00	0.049000	4369.17	20110201	0	35
92	1	120	0		648000.00	0.050000	2700.00	20110201	0	35
93	1	120	0		935000.00	0.054500	4246.46	20110201	0	35
94	1	120	0		1000000.00	0.046500	3875.00	20110201	0	35
95	1	120	0		1000000.00	0.054000	4500.00	20110201	0	35
96	1	120	0		1500000.00	0.051000	6375.00	20110201	0	35
97	1	120	0		1000000.00	0.053500	4458.33	20110201	0	35
98	1	120	0		1320000.00	0.044500	4895.00	20110201	0	35
99	1	120	0		1725000.00	0.049500	7115.63	20110201	0	35
100	1	120	0		1354948.33	0.046500	5250.42	20110201	0	35
101	1	120	0		686737.22	0.049500	2832.79	20110201	0	35
102	1	120	0		837268.54	0.049000	3517.25	20110201	0	35
103	1	120	0		1200000.00	0.050500	5050.00	20110201	0	35
104	1	120	0		768000.00	0.054500	3488.00	20110201	0	35
105	1	120	0		1500000.00	0.052500	6562.50	20110201	0	35
106	1	120	0		999745.26	0.053000	4415.54	20110201	0	35
107	1	120	0		900000.00	0.053000	3975.00	20110201	0	35
108	1	120	0		1413278.27	0.049000	5770.89	20110201	0	35
109	1	120	0		545000.00	0.055000	2497.92	20110201	0	35
110	1	120	0		1000000.00	0.050000	4166.67	20110201	0	35
111	1	120	0		828738.60	0.054500	3763.85	20110201	0	35
112	1	120	0		985000.00	0.051500	4227.29	20110201	0	35
113	1	120	0		1000000.00	0.055500	4625.00	20110201	0	35
114	1	120	0		999200.00	0.051000	4246.60	20110201	0	35
115	1	120	0		959872.50	0.051000	4079.46	20110201	0	35
116	1	120	0		1350000.00	0.054000	6075.00	20110201	0	35
117	1	120	0		1000000.00	0.050500	4208.33	20110201	0	35
118	1	120	0		1750000.00	0.050000	7291.67	20110201	0	35
119	1	120	0		750000.00	0.048000	3000.00	20110201	0	35
120	1	120	0		850000.00	0.050000	3541.67	20110201	0	35
121	1	120	0		2025000.00	0.053500	9028.13	20110201	0	35
122	1	120	0		680000.00	0.055000	3116.67	20110201	0	35
123	1	120	0		450000.00	0.054000	2025.00	20110201	0	35
124	1	120	0		1500000.00	0.049500	6187.50	20110201	0	35
125	1	120	0		700000.00	0.054000	3150.00	20110201	0	35
126	1	120	0		850000.00	0.054000	3825.00	20110201	0	35
127	1	120	0		725000.00	0.055500	3353.13	20110201	0	35
128	1	120	0		1100000.00	0.048500	4445.83	20110201	0	35
129	1	120	0		789856.17	0.054500	3587.26	20110201	0	35
130	1	120	0		1840000.00	0.051500	7896.67	20110201	0	35
131	1	120	0		1598350.00	0.049500	6593.19	20110201	0	35
132	1	120	0		1874905.59	0.053500	8358.95	20110201	0	35
133	1	120	0		729750.00	0.048000	2919.00	20110201	0	35
134	1	120	0		1820000.00	0.055000	8341.67	20110201	0	35
135	1	120	0		2000000.00	0.047500	7916.67	20110201	0	35
136	1	120	0		1500000.00	0.048500	6062.50	20110201	0	35
137	1	120	0		1320000.00	0.051500	5665.00	20110201	0	35
138	1	120	0		1035200.00	0.048500	4183.93	20110201	0	35
139	1	120	0		882000.00	0.047500	3491.25	20110201	0	35
140	1	120	0		2000000.00	0.050500	8416.67	20110201	0	35
141	1	120	0		1000000.00	0.048500	4041.67	20110201	0	35
142	1	0	0		1440380.93	0.045000	7346.94	20110201	0	35
143	1	120	0		1000000.00	0.050500	4208.33	20110201	0	35
144	1	120	0		1500000.00	0.046000	5750.00	20110201	0	35
145	1	120	0		2000000.00	0.049000	8166.67	20110201	0	35
146	1	120	0		1200000.00	0.045500	4550.00	20110201	0	35
147	1	120	0		768750.00	0.049000	3139.06	20110201	0	35
148	1	120	0		1000000.00	0.046000	3833.33	20110201	0	35
149	1	120	0		1445000.00	0.049000	5900.42	20110201	0	35
150	1	120	0		1000000.00	0.050000	4166.67	20110201	0	35
151	1	120	0		699000.00	0.045500	2650.38	20110201	0	35
152	1	120	0		1250000.00	0.046500	4843.75	20110201	0	35
153	1	120	0		2000000.00	0.045000	7500.00	20110201	0	35
154	1	120	0		1470000.00	0.046000	5635.00	20110201	0	35
155	1	120	0		1000000.00	0.046500	3875.00	20110201	0	35
156	1	120	0		1127795.00	0.048500	4558.17	20110201	0	35
157	1	120	0		1100000.00	0.047000	4308.33	20110201	0	35
158	1	120	0		1973102.00	0.044500	7316.92	20110201	0	35
159	1	120	0		1298000.00	0.048000	5192.00	20110201	0	35
160	1	120	0		695500.01	0.048500	2810.98	20110201	0	35
161	1	120	0		600000.00	0.044000	2200.00	20110201	0	35
162	1	120	0		1060000.00	0.047500	4195.83	20110201	0	35
163	1	120	0		600000.00	0.046000	2300.00	20110201	0	35
164	1	120	0		1000000.00	0.046500	3875.00	20110201	0	35
165	1	120	0		1000000.00	0.047500	3958.33	20110201	0	35
166	1	120	0		950000.00	0.048000	3800.00	20110201	0	35
167	1	120	0		1000000.00	0.044500	3708.33	20110201	0	35
168	1	120	0		1100000.00	0.047000	4308.33	20110201	0	35
169	1	120	0		1540000.00	0.046500	5967.50	20110201	0	35
170	1	120	0		1097354.18	0.047500	4343.69	20110201	0	35
171	1	120	0		1093000.00	0.047000	4280.92	20110201	0	35

	41	42	43	44	45	46	47	48	49	50
Key	ARM Look-back Days	Gross Margin	ARM Round Flag	ARM Round Factor	Initial Fixed Rate Period	Initial Interest Rate Cap (Change Up)	Initial Interest Rate Cap (Change Down)	Subsequent Interest Rate Reset Period	Subsequent Interest Rate Cap (Change Down)	Subsequent Interest Rate Cap (Change Up)
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59
60
61
62	15	0.014500	3	0.001250	120	99	99	1	99	99
63	15	0.014500	3	0.001250	120	99	99	1	99	99
64	15	0.014500	3	0.001250	120	99	99	1	99	99
65	15	0.014500	3	0.001250	120	99	99	1	99	99
66	15	0.014500	3	0.001250	120	99	99	1	99	99
67	15	0.014500	3	0.001250	120	99	99	1	99	99
68	15	0.014500	3	0.001250	120	99	99	1	99	99
69	15	0.014500	3	0.001250	120	99	99	1	99	99
70	15	0.011000	3	0.001250	120	99	99	1	99	99
71	15	0.014500	3	0.001250	120	99	99	1	99	99
72	15	0.014500	3	0.001250	120	99	99	1	99	99
73	15	0.014500	3	0.001250	120	99	99	1	99	99
74	15	0.014500	3	0.001250	120	99	99	1	99	99
75	15	0.014500	3	0.001250	120	99	99	1	99	99
76	15	0.011000	3	0.001250	120	99	99	1	99	99
77	15	0.014500	3	0.001250	120	99	99	1	99	99
78	15	0.014500	3	0.001250	120	99	99	1	99	99
79	15	0.014500	3	0.001250	120	99	99	1	99	99
80	15	0.014500	3	0.001250	120	99	99	1	99	99
81	15	0.014500	3	0.001250	120	99	99	1	99	99
82	15	0.012000	3	0.001250	120	99	99	1	99	99
83	15	0.014500	3	0.001250	120	99	99	1	99	99
84	15	0.014500	3	0.001250	120	99	99	1	99	99
85	15	0.014500	3	0.001250	120	99	99	1	99	99
86	15	0.010000	3	0.001250	120	99	99	1	99	99
87	15	0.014500	3	0.001250	120	99	99	1	99	99
88	15	0.014500	3	0.001250	120	99	99	1	99	99
89	15	0.014500	3	0.001250	120	99	99	1	99	99
90	15	0.014500	3	0.001250	120	99	99	1	99	99
91	15	0.014500	3	0.001250	120	99	99	1	99	99
92	15	0.014500	3	0.001250	120	99	99	1	99	99
93	15	0.014500	3	0.001250	120	99	99	1	99	99
94	15	0.014500	3	0.001250	120	99	99	1	99	99
95	15	0.014500	3	0.001250	120	99	99	1	99	99
96	15	0.014500	3	0.001250	120	99	99	1	99	99
97	15	0.013000	3	0.001250	120	99	99	1	99	99
98	15	0.014500	3	0.001250	120	99	99	1	99	99
99	15	0.014500	3	0.001250	120	99	99	1	99	99
100	15	0.014500	3	0.001250	120	99	99	1	99	99
101	15	0.014500	3	0.001250	120	99	99	1	99	99
102	15	0.014500	3	0.001250	120	99	99	1	99	99
103	15	0.014500	3	0.001250	120	99	99	1	99	99
104	15	0.014500	3	0.001250	120	99	99	1	99	99
105	15	0.014500	3	0.001250	120	99	99	1	99	99
106	15	0.014500	3	0.001250	120	99	99	1	99	99
107	15	0.014500	3	0.001250	120	99	99	1	99	99
108	15	0.014500	3	0.001250	120	99	99	1	99	99
109	15	0.014500	3	0.001250	120	99	99	1	99	99
110	15	0.011500	3	0.001250	120	99	99	1	99	99
111	15	0.014500	3	0.001250	120	99	99	1	99	99
112	15	0.014500	3	0.001250	120	99	99	1	99	99
113	15	0.014500	3	0.001250	120	99	99	1	99	99
114	15	0.014500	3	0.001250	120	99	99	1	99	99
115	15	0.010500	3	0.001250	120	99	99	1	99	99
116	15	0.014500	3	0.001250	120	99	99	1	99	99
117	15	0.011500	3	0.001250	120	99	99	1	99	99
118	15	0.014500	3	0.001250	120	99	99	1	99	99
119	15	0.014500	3	0.001250	120	99	99	1	99	99
120	15	0.014500	3	0.001250	120	99	99	1	99	99
121	15	0.014500	3	0.001250	120	99	99	1	99	99
122	15	0.014500	3	0.001250	120	99	99	1	99	99
123	15	0.014500	3	0.001250	120	99	99	1	99	99
124	15	0.014500	3	0.001250	120	99	99	1	99	99
125	15	0.014500	3	0.001250	120	99	99	1	99	99
126	15	0.014500	3	0.001250	120	99	99	1	99	99
127	15	0.014500	3	0.001250	120	99	99	1	99	99
128	15	0.011000	3	0.001250	120	99	99	1	99	99
129	15	0.014500	3	0.001250	120	99	99	1	99	99
130	15	0.016250	3	0.001250	120	99	99	1	99	99
131	15	0.016250	3	0.001250	120	99	99	1	99	99
132	15	0.016250	3	0.001250	120	99	99	1	99	99
133	15	0.016250	3	0.001250	120	99	99	1	99	99
134	15	0.016250	3	0.001250	120	99	99	1	99	99
135	15	0.016250	3	0.001250	120	99	99	1	99	99
136	15	0.016250	3	0.001250	120	99	99	1	99	99
137	15	0.016250	3	0.001250	120	99	99	1	99	99
138	15	0.016250	3	0.001250	120	99	99	1	99	99
139	15	0.016250	3	0.001250	120	99	99	1	99	99
140	15	0.016250	3	0.001250	120	99	99	1	99	99
141	15	0.016250	3	0.001250	120	99	99	1	99	99
142	15	0.016250	3	0.001250	120	99	99	1	99	99
143	15	0.016250	3	0.001250	120	99	99	1	99	99
144	15	0.016250	3	0.001250	120	99	99	1	99	99
145	15	0.016250	3	0.001250	120	99	99	1	99	99
146	15	0.016250	3	0.001250	120	99	99	1	99	99
147	15	0.016250	3	0.001250	120	99	99	1	99	99
148	15	0.016250	3	0.001250	120	99	99	1	99	99
149	15	0.016500	3	0.001250	120	99	99	1	99	99
150	15	0.016250	3	0.001250	120	99	99	1	99	99
151	15	0.016250	3	0.001250	120	99	99	1	99	99
152	15	0.016250	3	0.001250	120	99	99	1	99	99
153	15	0.016250	3	0.001250	120	99	99	1	99	99
154	15	0.016250	3	0.001250	120	99	99	1	99	99
155	15	0.016250	3	0.001250	120	99	99	1	99	99
156	15	0.016250	3	0.001250	120	99	99	1	99	99
157	15	0.016250	3	0.001250	120	99	99	1	99	99
158	15	0.016250	3	0.001250	120	99	99	1	99	99
159	15	0.016250	3	0.001250	120	99	99	1	99	99
160	15	0.016250	3	0.001250	120	99	99	1	99	99
161	15	0.016250	3	0.001250	120	99	99	1	99	99
162	15	0.016250	3	0.001250	120	99	99	1	99	99
163	15	0.016250	3	0.001250	120	99	99	1	99	99
164	15	0.016250	3	0.001250	120	99	99	1	99	99
165	15	0.016250	3	0.001250	120	99	99	1	99	99
166	15	0.016250	3	0.001250	120	99	99	1	99	99
167	15	0.016250	3	0.001250	120	99	99	1	99	99
168	15	0.016250	3	0.001250	120	99	99	1	99	99
169	15	0.016250	3	0.001250	120	99	99	1	99	99
170	15	0.016250	3	0.001250	120	99	99	1	99	99
171	15	0.016250	3	0.001250	120	99	99	1	99	99

	51	52	53	54	55	56	57	58	59	60
Key	Lifetime Maximum Rate (Ceiling)	Lifetime Minimum Rate (Floor)	Negative Amortization Limit	Initial Negative Amortization Recast Period	Subsequent Negative Amortization Recast Period	Initial Fixed Payment Period	Subsequent Payment Reset Period	Initial Periodic Payment Cap	Subsequent Periodic Payment Cap	Initial Minimum Payment Reset Period
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59
60
61
62	0.105000	0.029000					1
63	0.103000	0.029000					1
64	0.096500	0.029000					1
65	0.100000	0.014500					1
66	0.103000	0.029000					1
67	0.098000	0.029000					1
68	0.099500	0.029000					1
69	0.104000	0.029000					1
70	0.096500	0.029000					1
71	0.100000	0.029000					1
72	0.101500	0.029000					1
73	0.096000	0.029000					1
74	0.101500	0.029000					1
75	0.099500	0.029000					1
76	0.099500	0.029000					1
77	0.099000	0.029000					1
78	0.099000	0.029000					1
79	0.098500	0.029000					1
80	0.102000	0.029000					1
81	0.105500	0.029000					1
82	0.100500	0.029000					1
83	0.096000	0.029000					1
84	0.102000	0.029000					1
85	0.098000	0.029000					1
86	0.101000	0.029000					1
87	0.100000	0.029000					1
88	0.101500	0.029000					1
89	0.103000	0.029000					1
90	0.101500	0.029000					1
91	0.099000	0.029000					1
92	0.100000	0.029000					1
93	0.104500	0.029000					1
94	0.096500	0.029000					1
95	0.104000	0.029000					1
96	0.101000	0.029000					1
97	0.103500	0.029000					1
98	0.094500	0.029000					1
99	0.099500	0.029000					1
100	0.096500	0.029000					1
101	0.099500	0.029000					1
102	0.099000	0.029000					1
103	0.100500	0.029000					1
104	0.104500	0.029000					1
105	0.102500	0.029000					1
106	0.103000	0.029000					1
107	0.103000	0.029000					1
108	0.099000	0.029000					1
109	0.105000	0.029000					1
110	0.100000	0.029000					1
111	0.104500	0.029000					1
112	0.101500	0.029000					1
113	0.105500	0.029000					1
114	0.101000	0.029000					1
115	0.101000	0.029000					1
116	0.104000	0.029000					1
117	0.100500	0.029000					1
118	0.100000	0.029000					1
119	0.098000	0.029000					1
120	0.100000	0.029000					1
121	0.103500	0.029000					1
122	0.105000	0.029000					1
123	0.104000	0.029000					1
124	0.099500	0.029000					1
125	0.104000	0.029000					1
126	0.104000	0.029000					1
127	0.105500	0.029000					1
128	0.098500	0.029000					1
129	0.104500	0.029000					1
130	0.101500	0.029000					1
131	0.099500	0.029000					1
132	0.103500	0.029000					1
133	0.098000	0.029000					1
134	0.105000	0.029000					1
135	0.097500	0.029000					1
136	0.098500	0.029000					1
137	0.101500	0.029000					1
138	0.098500	0.029000					1
139	0.097500	0.029000					1
140	0.100500	0.029000					1
141	0.098500	0.029000					1
142	0.095000	0.029000					1
143	0.100500	0.029000					1
144	0.096000	0.029000					1
145	0.099000	0.029000					1
146	0.095500	0.029000					1
147	0.099000	0.029000					1
148	0.096000	0.029000					1
149	0.099000	0.029000					1
150	0.100000	0.029000					1
151	0.095500	0.029000					1
152	0.096500	0.029000					1
153	0.095000	0.029000					1
154	0.096000	0.029000					1
155	0.096500	0.029000					1
156	0.098500	0.029000					1
157	0.097000	0.029000					1
158	0.094500	0.029000					1
159	0.098000	0.029000					1
160	0.098500	0.029000					1
161	0.094000	0.029000					1
162	0.097500	0.029000					1
163	0.096000	0.029000					1
164	0.096500	0.029000					1
165	0.097500	0.029000					1
166	0.098000	0.029000					1
167	0.094500	0.029000					1
168	0.097000	0.029000					1
169	0.096500	0.029000					1
170	0.097500	0.029000					1
171	0.097000	0.029000					1

	61	62	63	64	65	66	67	68	69	70
Key	Subsequent Minimum Payment Reset Period	Option ARM Indicator	Options at Recast	Initial Minimum Payment	Current Minimum Payment	Prepayment Penalty Calculation	Prepayment Penalty Type	Prepayment Penalty Total Term	Prepayment Penalty Hard Term	Primary Borrower ID
1		0				20	1	60	60
2		0				20	1	60	60
3		0				20	1	60	60
4		0				20	1	60	60
5		0				20	1	60	60
6		0				20	1	60	60
7		0				20	1	60	60
8		0				20	1	60	60
9		0				20	1	36	36
10		0				20	1	60	60
11		0				20	1	60	60
12		0				20	1	60	60
13		0				20	1	60	60
14		0				20	1	60	60
15		0				20	1	60	60
16		0				20	1	60	60
17		0				20	1	60	60
18		0				20	1	60	60
19		0				20	1	60	60
20		0				20	1	60	60
21		0				20	1	60	60
22		0				20	1	60	60
23		0				20	1	60	60
24		0				20	1	60	60
25		0				20	1	60	60
26		0				0		0	0
27		0				20	1	60	60
28		0				20	1	60	60
29		0				20	1	60	60
30		0				20	1	60	60
31		0				20	1	60	60
32		0				20	1	60	60
33		0				20	1	36	36
34		0				20	1	60	60
35		0				0		0	0
36		0				20	1	60	60
37		0				20	1	60	60
38		0				20	1	60	60
39		0				20	1	60	60
40		0				0		0	0
41		0				20	1	60	60
42		0				20	1	60	60
43		0				20	1	60	60
44		0				20	1	60	60
45		0				0		0	0
46		0				20	1	60	60
47		0				20	1	60	60
48		0				20	1	60	60
49		0				20	1	60	60
50		0				20	1	60	60
51		0				20	1	60	60
52		0				20	1	60	60
53		0				0		0	0
54		0				20	1	60	60
55		0				20	1	36	36
56		0				20	1	60	60
57		0				20	1	60	60
58		0				20	1	60	60
59		0				20	1	60	60
60		0				20	1	60	60
61		0				20	1	60	60
62		0				20	1	36	36
63		0				20	1	60	60
64		0				20	1	60	60
65		0				20	1	60	60
66		0				20	1	60	60
67		0				20	1	60	60
68		0				20	1	36	36
69		0				20	1	60	60
70		0				20	1	60	60
71		0				20	1	60	60
72		0				20	1	36	36
73		0				20	1	60	60
74		0				20	1	60	60
75		0				20	1	60	60
76		0				20	1	60	60
77		0				20	1	60	60
78		0				20	1	60	60
79		0				20	1	60	60
80		0				20	1	60	60
81		0				20	1	60	60
82		0				20	1	60	60
83		0				20	1	60	60
84		0				20	1	60	60
85		0				20	1	60	60
86		0				20	1	60	60
87		0				20	1	60	60
88		0				20	1	60	60
89		0				20	1	60	60
90		0				20	1	36	36
91		0				20	1	60	60
92		0				20	1	60	60
93		0				20	1	60	60
94		0				20	1	60	60
95		0				20	1	60	60
96		0				20	1	60	60
97		0				20	1	36	36
98		0				20	1	60	60
99		0				20	1	60	60
100		0				20	1	60	60
101		0				20	1	60	60
102		0				20	1	60	60
103		0				20	1	60	60
104		0				20	1	60	60
105		0				20	1	36	36
106		0				20	1	60	60
107		0				20	1	60	60
108		0				20	1	60	60
109		0				20	1	60	60
110		0				20	1	60	60
111		0				20	1	60	60
112		0				20	1	60	60
113		0				20	1	60	60
114		0				20	1	60	60
115		0				20	1	60	60
116		0				20	1	60	60
117		0				20	1	60	60
118		0				20	1	60	60
119		0				20	1	60	60
120		0				20	1	60	60
121		0				20	1	60	60
122		0				20	1	60	60
123		0				20	1	60	60
124		0				20	1	60	60
125		0				20	1	60	60
126		0				20	1	60	60
127		0				20	1	60	60
128		0				20	1	60	60
129		0				20	1	60	60
130		0				20	1	60	60
131		0				20	1	60	60
132		0				20	1	60	60
133		0				20	1	60	60
134		0				20	1	60	60
135		0				20	1	36	36
136		0				20	1	60	60
137		0				20	1	60	60
138		0				20	1	60	60
139		0				20	1	60	60
140		0				20	1	60	60
141		0				20	1	60	60
142		0				20	1	60	60
143		0				20	1	36	36
144		0				20	1	60	60
145		0				20	1	60	60
146		0				20	1	60	60
147		0				20	1	60	60
148		0				20	1	60	60
149		0				20	1	60	60
150		0				20	1	60	60
151		0				0		0	0
152		0				20	1	60	60
153		0				20	1	60	60
154		0				20	1	60	60
155		0				20	1	60	60
156		0				20	1	60	60
157		0				20	1	60	60
158		0				20	1	60	60
159		0				20	1	60	60
160		0				20	1	60	60
161		0				20	1	60	60
162		0				20	1	60	60
163		0				20	1	60	60
164		0				20	1	60	60
165		0				20	1	36	36
166		0				20	1	60	60
167		0				20	1	60	60
168		0				20	1	60	60
169		0				20	1	60	60
170		0				20	1	60	60
171		0				20	1	60	60

	71	72	73	74	75	76	77	78	79	80
Key	Number of Mortgaged Properties	Total Number of Borrowers	Self-employment Flag	Current ‘Other’ Monthly Payment	Length of Employment: Borrower	Length of Employment: Co- Borrower	Years in Home	FICO Model Used	Most Recent FICO Date	Primary Wage Earner Original FICO: Equifax
1	2		0	4087.00	2.5	0	5	1	20101217
2	2		1	2014.41	19	0	9	1	20110101
3	2		1	3566.00	12.5	0	3	1	20101217
4	2		1	6472.24	27	0		1	20110101
5	1		0	9602.00	24	0	6	1	20101217
6	1		0	20.00	8		0	1	20101217
7	6		1	306.00	1		2	1	20101217
8	1		0	132.00	10	0	2	1	20101217
9	1		0	3608.41	15	6.8	6	1	20101217
10	1		0	1492.00	9.5	0	4	1	20101217
11	1		0	2610.00	0.01	0.01	7	1	20101217
12	1		0	566.00	13	0	1	1	20110121
13	1		1	1778.00	8	8	6	1	20101217
14	1		0	8742.00	3	10	6	1	20110121
15	1		0	844.00	8	0	6	1	20101217
16	1		0	1246.00	10	0	2	1	20110121
17	1		0	2934.00	14	4	6	1	20110121
18	1		0	295.00	15	0	5	1	20110121
19	1		0	88.00	3	4.1	0	1	20101217
20	1		0	1277.00	25	2	4	1	20110121
21	1		0	963.00	1.5	0	0	1	20110121
22	1		0	1491.00	10		10	1
23	1		0	112.00	32.6	0	31	1	20110121
24	1		1	1058.00	31	23.6	11	1	20110121
25	1		0	1076.00	8	12	5	1	20110121
26	1		0	11780.00	5	0	10	1	20110121
27	1		1	1193.00	5.5	0	8	1	20110121
28	1		1	2220.00	7.7	0	4	1	20110121
29	1		0	92.00	5	0	0	1	20110121
30	1		0	90.00	6	0	4	1	20110121
31	4		1	4573.00	19	42	30	1	20110121
32	1		0	3451.00	0.5	0	9	1
33	1		0	1407.00	5		2	1
34	1		0	5348.00	4.5	9.5	6	1
35	1		0	1873.00	6	4	6	1
36	1		0	719.00	7	0	7	1
37	2		0	4308.75	14		4	1
38	1		0	5194.00	10	0	10	1
39	6		0	624.00	99	0	30	1
40	1		0	413.00	6	0	0	1
41	1		1	3893.00	20	0	10	1
42	1		1	166.00	7	0	16	1
43	1		0	822.00	4	0	7	1
44	1		0	1180.00	8	0	8	1
45	1		0	2052.00	8	0	9	1
46	1		0	363.00	9	0	8	1
47	1		1	665.00	3.5	0	5	1
48	1		0	5520.00	8	0	7	1
49	1		0	74.00	7	17	11	1
50	1		1	1015.23	8	0	8	1
51	1		0	388.00	4.7	0	7	1
52	1		0	870.00	4	3	3	1
53	3		0	21701.00	1	11	1	1
54	1		0	2155.00	3	0	2	1
55	1		0	2787.00	38	0	13	1
56	1		0	228.00	10.3	9	5	1
57	1		0	1893.00	0.4	0	11	1
58	1		0	3052.00	17	0	9	1
59	1		1	578.00	2	25	5	1
60	1		0	199.00	11	0	23	1
61	1		0	639.00	0.5	0	0	1
62	1		0	5306.80	14	0	0	1	20101217
63	1		0	5481.00	6.6	0	8	1	20101217
64	1		0	2053.00	16	15	9	1	20101217
65	1		0	1966.78	3	0	1	1	20101217
66	1		0	475.00	6.7	0	5	1	20101217
67	1		1	106.00	8	0	1	1	20101217
68	1		0	1280.75	5	0	1	1	20101217
69	1		0	7383.00	3	0	3	1	20101217
70	1		0	322.00	3		4	1	20101217
71	2		0	4709.36	23	13	15	1	20101217
72	2		0	4971.84	14	0	3	1	20101217
73	2		0	1478.00	0.08		2	1	20101217
74	2		0	1480.00	1	1	4	1	20101217
75	1		0	15.00	9		1.9	1	20101217
76	1		1	194.00	17	0	2	1	20101217
77	2		0	7009.83	99		3	1	20101217
78	2		0	6243.60	99		2	1	20101217
79	1		1	819.00	25	13	9	1	20101217
80	1		1	83.00	2.6	2.6	3	1	20101217
81	1		0	8600.00	8	0	3	1	20101217
82	1		0	935.40	5	8	2	1	20101217
83	3		0	6249.35	3	13		1	20101217
84	1		0	5855.00	0.5	0	0.25	1	20101217
85	1		0	737.00	3	0	3	1	20101217
86	1		0	3693.00	8	0	2	1	20101217
87	2		0	7301.00	99	0	8	1	20101217
88	2		0	4541.00	1	0	3	1	20101217
89	2		0	8926.85	9		1	1	20101217
90	1		0	1063.00	1	4.5	11	1	20101217
91	3		0	116.00	1.4	0	0	1	20101217
92	2		0	1551.30	0.6	0.6	0	1	20101217
93	1		0	513.00	16	0.25	5	1	20101217
94	1		0	1077.00	5.5	19		1	20101217
95	1		1	364.00	3	0	10	1	20101217
96	1		1	4808.00	15	0	3	1	20101217
97	1		0	175.00	5	0	2	1	20101217
98	3		0	8184.00	5	0	10	1	20101217
99	4		1	3250.00	10	0	5	1	20101217
100	2		1	7393.00	12	0	0.5	1	20101217
101	1		0	144.35	1.2	0	0.6	1	20101217
102	2		0	2162.00	0.5	16	14	1	20101217
103	1		0	322.00	8	0	1.5	1	20101217
104	1		0	1409.00	10	0	5	1	20101217
105	2		1	6068.00	11	0	0	1	20101217
106	2		0	2322.00	1.5	0	1	1	20101217
107	1		0	915.90	6	2	1	1	20101217
108	2		0	6995.00	8	0	0	1	20101217
109	1		0	88.00	99	0	15	1	20101217
110	1		0	15.00	3	11	4	1	20101217
111	1		0	212.00	7	0	0	1	20101217
112	1		0	1477.00	3.37	0	5	1	20101217
113	2		0	5058.15	8	0	2	1	20101217
114	2		0	394.10	4.6	0	0	1	20101217
115	1		0	20.00	10	0	0	1	20101217
116	1		0	1815.84	2	2	0.8	1	20101217
117	1		0	384.00	99		0	1	20101217
118	2		0	8989.67	3	4	4	1	20101217
119	2		0	3479.00	7	0	0	1	20101217
120	2		0	2680.75	0.9	0	10	1	20101217
121	2		1	11855.00	14	0	7	1	20101217
122	1		0	3089.00	25	0	4	1	20101217
123	4		1	15544.08	15	15	17	1	20101217
124	2		0	7709.65	5.7	0	0	1	20101217
125	2		0	7318.08	99	0	24	1	20101217
126	1		0	1605.00	1.1	9	16	1	20101217
127	2		0	6692.67	24	2.6		1	20101217
128	2		0	587.00	3.6	0	0	1	20101217
129	1		0	928.00	1	0	17	1	20101217
130	2		0	5740.00	5.5	0	8	1	20101217
131	3		1	9676.75	3.1	7		1	20110107
132	2		0	10127.70	1.5			1	20101217
133	1		0	1453.00	3	1.8	4	1
134	1		1	1718.00	5		2	1	20101217
135	1		0	774.00	0.6	5	0	1
136	2		0	14754.89	10	0	0	1	20101217
137	1		1	1288.00	2.6	0	10	1	20101217
138	1		1	403.00	14	0	6	1	20101217
139	1		0	16.00	99		1	1	20101217
140	1		0	1928.00	99	3	6	1	20101217
141	1		0	7045.00	11	5.5	5	1	20101217
142	1		0	43.00	0.1	0	0	1	20110121
143	1		1	3885.00	4		3	1	20101217
144	1		0	3419.00	20		0	1	20101217
145	1		0	129.00	9	16	3	1	20101217
146	1		0	976.00	1.5		0	1
147	1		0	33.00	99		6	1	20110121
148	1		0	841.75	15.7	0	3	1	20110121
149	1		0	1053.00	23.4	0	6	1	20110121
150	5		1	1689.50	40.5	32.8	11	1	20110121
151	1		0	6534.00	14		0	1	20110121
152	1		0	1551.00	1.5	0	3	1	20110121
153	1		0	997.00	5.6	0	2	1	20110121
154	1		0	1778.00	3.2	0	2	1
155	1		0	1312.00	3	0	10	1	20110121
156	1		0	685.00	4.5	0	3	1
157	1		0	69.00	13	0	0	1
158	2		0	25672.00	7	0	7	1
159	1		0	200.00	2.6	0	2	1
160	1		0	4713.00	1.3	12	6	1
161	1		0	173.00	2.6	2	4	1
162	3		0	6010.00	3	0	3	1
163	2		0	17975.00	0.8	0	15	1
164	2		0	5315.00	2	0	0	1
165	2		0	7070.25	7	0	6	1
166	1		1	1691.22	27	0	6	1
167	8		0	6726.00	30	0	2	1
168	1		0	865.00	6	0	3	1
169	2		0	800.00	5.5	0	3	1
170	1		0	43.00	5		0.75	1
171	3		0	10677.17	99	0	5	1

	81	82	83	84	85		86	87	88	89	90
Key	Primary Wage Earner Original FICO: Experian	Primary Wage Earner Original FICO: TransUnion	Secondary Wage Earner Original FICO: Equifax	Secondary Wage Earner Original FICO: Experian	Secondary Wage Earner Original FICO: TransUnion	Original Primary Borrower FICO	Most Recent Primary Borrower FICO	Most Recent Co- Borrower FICO	Most Recent FICO Method	VantageScore: Primary Borrower	VantageScore: Co- Borrower
1						773	765
2						794	791
3						746	770
4						731	727
5						801	796
6						764	763
7						759	770
8						782	747
9						770	751
10						776	772
11						715	725
12						786	784
13						771	745
14						791	798
15						785	763
16						769	803
17						791	777
18						798	783
19						754	754
20						723	732
21						788	766
22						782
23						792	795
24						739	735
25						765	774
26						738	742
27						797	803
28						781	774
29						791	777
30						777	787
31						768	781
32						780
33						797
34						809
35						767
36						790
37						793
38						740
39						745
40						790
41						763
42						791
43						807
44						741
45						789
46						803
47						788
48						787
49						800
50						772
51						781
52						785
53						740
54						799
55						791
56						805
57						794
58						752
59						775
60						734
61						719
62						707	721
63						803	797
64						795	823
65						777	777
66						769	770
67						777	773
68						788	789
69						754	753
70						756	802
71						787	782
72						800	729
73						764	758
74						784	796
75						750	740
76						792	796
77						787	796
78						787	796
79						714	700
80						781	804
81						794	781
82						798	773
83						782	727
84						776	757
85						796	790
86						780	793
87						793	761
88						772	753
89						786	790
90						788	809
91						784	810
92						749	744
93						809	786
94						797	812
95						797	759
96						797	786
97						708	735
98						750	786
99						777	770
100						762	803
101						777	773
102						745	728
103						791	810
104						790	801
105						793	762
106						780	787
107						802	782
108						784	756
109						787	784
110						810	801
111						776	762
112						759	801
113						784	756
114						767	764
115						792	790
116						784	783
117						701	807
118						787	801
119						811	786
120						750	787
121						794	781
122						790	792
123						777	786
124						789	798
125						778	778
126						776	784
127						775	786
128						751	760
129						735	746
130						736	723
131						776	773
132						789	793
133						790
134						764	755
135						789
136						801	785
137						790	793
138						775	738
139						782	757
140						722	731
141						804	790
142						799	732
143						778	781
144						800	808
145						784	795
146						781
147						815	788
148						811	769
149						801	781
150						808	778
151						801	784
152						776	785
153						774	736
154						775
155						785	757
156						789
157						788
158						752
159						782
160						792
161						796
162						751
163						777
164						805
165						756
166						703
167						716
168						763
169						776
170						704
171						786

	91	92	93	94	95	96	97	98	99	100
Key	Most Recent VantageScore Method	VantageScore Date	Credit Report: Longest Trade Line	Credit Report: Maximum Trade Line	Credit Report: Number of Trade Lines	Credit Line Usage Ratio	Most Recent 12- month Pay History	Months Bankruptcy	Months Foreclosure	Primary Borrower Wage Income
1							777777000000			118676.00
2							777770000000			30154.42
3							777770000000			31723.54
4							777770000000			30708.33
5							777777000000			137198.50
6							777777000000			35929.00
7							777777000000			13812.67
8							777777000000			29166.66
9							777777000000			15998.00
10							777777000000			14583.34
11							777777700000			18333.33
12							777777700000			45138.90
13							777777700000			43770.00
14							777777700000			18055.00
15							777777700000			27689.00
16							777777700000			51417.25
17							777777700000			76579.00
18							777777700000			23365.27
19							777777700000			7916.66
20							777777770000			17039.00
21							777777700000			22778.00
22							777777770000			29840.00
23							777777700000			8750.00
24							777777700000			15607.00
25							777777700000			21872.93
26							777777700000			77478.00
27							777777700000			49278.13
28							777777700000			26814.00
29							777777700000			26666.00
30							777777770000			22567.00
31							777777700000			4847.22
32							777777770000			0.00
33							777777777000			38208.00
34							777777770000			20060.00
35							777777770000			78112.00
36							777777770000			12190.00
37							777777777000			26338.00
38							777777770000			39166.67
39							777777777700			0.00
40							777777770000			64750.00
41							777777770000			56198.00
42							777777770000			45832.00
43							777777777000			23338.34
44							777777777700			91913.00
45							777777770000			51250.00
46							777777777000			27918.00
47							777777777000			35004.00
48							777777777000			38542.00
49							777777770000			13666.00
50							777777777000			63182.00
51							777777777000			27679.00
52							777777770000			13650.00
53							777777777000			166666.00
54							777777777000			22917.00
55							777777777000			54522.00
56							777777777000			14185.00
57							777777777000			47917.00
58							777777777000			71602.00
59							777777777700			178.00
60							777777777700			18190.00
61							777777777700			16666.67
62							000000000000			46268.00
63							000000000000			0.00
64							000000000000			79167.00
65							000000000000			49546.00
66							000000000000			25459.00
67							000000000000			15833.00
68							000000000000			26817.00
69							000000000000			0.00
70							000000000000			70779.00
71							000000000000			0.00
72							000000000000			93697.00
73							000000000000			28592.00
74							000000000000			0.00
75							000000000000			58403.00
76							000000000000			45147.00
77							000000000000			0.00
78							000000000000			0.00
79							000000000000			67996.00
80							000000000000			16229.00
81							000000000000			0.00
82							000000000000			18750.00
83							000000000000			49523.00
84							000000000000			23335.00
85							000000000000			24794.00
86							000000000000			49036.00
87							000000000000			0.00
88							000000000000			22568.00
89							000000000000			92769.00
90							000000000000			22929.17
91							000000000000			15488.42
92							000000000000			10000.00
93							000000000000			8642.00
94							000000000000			13750.00
95							000000000000			0.00
96							000000000000			0.00
97							000000000000			0.00
98							000000000000			53352.00
99							000000000000			0.00
100							000000000000			12500.00
101							000000000000			3914.83
102							000000000000			17500.00
103							000000000000			52515.67
104							000000000000			17482.02
105							000000000000			0.00
106							000000000000			25447.00
107							000000000000			0.00
108							000000000000			69584.00
109							000000000000			0.00
110							000000000000			38157.60
111							000000000000			0.00
112							000000000000			16725.00
113							000000000000			24167.00
114							000000000000			21458.00
115							000000000000			0.00
116							000000000000			0.00
117							000000000000			0.00
118							000000000000			0.00
119							000000000000			56250.00
120							000000000000			71250.00
121							000000000000			0.00
122							000000000000			88555.00
123							000000000000			0.00
124							000000000000			39029.00
125							700000000000			0.00
126							000000000000			12500.00
127							770000000000			0.00
128							777000000000			0.00
129							777770000000			37500.00
130							777770000000			13852.32
131							777770000000			39270.88
132							777770000000			118550.83
133							777777770000			10416.66
134							777770000000			42750.00
135							777777777000			33333.33
136							777777000000			66666.67
137							777777000000			8957.00
138							777777000000			23752.61
139							777770000000			0.00
140							777770000000			0.00
141							777777000000			40566.00
142							777777700000			33333.33
143							777777700000			31250.00
144							777777700000			41666.00
145							777777700000			38495.34
146							777777770000			58850.00
147							777777700000			0.00
148							777777700000			35476.00
149							777777700000			30509.23
150							777777700000			21042.00
151							777777700000			25000.00
152							777777700000			33333.34
153							777777700000			54147.00
154							777777770000			28667.00
155							777777770000			46364.00
156							777777770000			20625.00
157							777777777000			16667.00
158							777777770000			53229.18
159							777777770000			22536.17
160							777777770000			24850.00
161							777777770000			10180.00
162							777777777700			42425.00
163							777777770000			90000.00
164							777777777000			28750.00
165							777777770000			32527.00
166							777777777700			44598.00
167							777777777000			0.00
168							777777777000			27426.00
169							777777777700			12528.00
170							777777777700			34145.00
171							777777777770			0.00

	101	102	103	104	105	106	107	108	109	110
Key	Co-Borrower Wage Income	Primary Borrower Other Income	Co-Borrower Other Income	All Borrower Wage Income	All Borrower Total Income	4506-T Indicator	Borrower Income Verification Level	Co-Borrower Income Verification	Borrower Employment Verification	Co-Borrower Employment Verification
1	0.00	0.00	0.00	118676.00	118676.00	Y	5		3
2	0.00	3983.88	0.00	30154.42	34138.30	Y	5		3
3	0.00	5854.50	0.00	31723.54	37578.04	Y	5		3
4	0.00	0.00	0.00	30708.33	30708.33	Y	4		2
5	0.00	2359.00	0.00	137198.50	139557.50	Y	5		3
6		-1649.00		35929.00	34280.00	Y	5		3
7		3816.56		13812.67	17629.23	Y	5		3
8	0.00	0.00	0.00	29166.66	29166.66	Y	5		3
9	13364.00	4874.00	0.00	29362.00	34236.00	Y	5		3
10	0.00	15668.00	0.00	14583.34	30251.34	Y	5		3
11	18333.33	0.00	0.00	36666.66	36666.66	Y	5		3
12	0.00	0.00	0.00	45138.90	45138.90	Y	5		3
13	0.00	0.00	0.00	43770.00	43770.00	Y	5		3
14	19000.00	0.00	0.00	37055.00	37055.00	Y	5		2
15	0.00	1486.08	0.00	27689.00	29175.08	Y	5		2
16	0.00	-3573.65	0.00	51417.25	47843.60	Y	5		3
17	-7.00	-10731.00	0.00	76572.00	65841.00	Y	5		3
18	0.00	1051.00	0.00	23365.27	24416.27	Y	5		3
19	9378.68	0.00	0.00	17295.34	17295.34	Y	5		3
20	7089.00	875.00	0.00	24128.00	25003.00	Y	5		3
21	0.00	700.41	0.00	22778.00	23478.41	Y	5		2
22		1644.84		29840.00	31484.84	Y	5		3
23	0.00	10127.50	0.00	8750.00	18877.50	Y	5		3
24	15607.00	0.00	0.00	31214.00	31214.00	Y	5		3
25	11559.66	0.00	0.00	33432.59	33432.59	Y	5		3
26	0.00	2146.00	0.00	77478.00	79624.00	Y	5		3
27	0.00	704.78	0.00	49278.13	49982.91	Y	5		3
28	0.00	1915.00	0.00	26814.00	28729.00	Y	5		3
29	0.00	0.00	0.00	26666.00	26666.00	Y	5		3
30	0.00	0.00	0.00	22567.00	22567.00	Y	5		2
31	19142.14	17541.33	0.00	23989.36	41530.69	Y	5		3
32	0.00	26661.00	0.00	0.00	26661.00	Y	4		3
33		-708.00		38208.00	37500.00	Y	5		2
34	17251.00	0.00	0.00	37311.00	37311.00	Y	5		3
35	10750.00	0.00	0.00	88862.00	88862.00	Y	5		3
36	0.00	0.00	0.00	12190.00	12190.00	Y	5		2
37		20104.33		26338.00	46442.33	Y	5		3
38	0.00	6666.67	0.00	39166.67	45833.34	Y	5		3
39	0.00	39765.00	0.00	0.00	39765.00	Y	5		3
40	0.00	0.00	0.00	64750.00	64750.00	Y	5		3
41	0.00	2528.00	0.00	56198.00	58726.00	N	5		3
42	0.00	-27423.00	0.00	45832.00	18409.00	Y	5		3
43	0.00	0.00	0.00	23338.34	23338.34	Y	5		3
44	0.00	0.00	0.00	91913.00	91913.00	Y	5		3
45	0.00	-1168.00	0.00	51250.00	50082.00	Y	5		3
46	0.00	0.00	0.00	27918.00	27918.00	Y	5		2
47	0.00	0.00	0.00	35004.00	35004.00	Y	5		3
48	0.00	0.00	0.00	38542.00	38542.00	Y	5		3
49	19000.00	-2935.00	0.00	32666.00	29731.00	Y	5		3
50	0.00	-5247.00	0.00	63182.00	57935.00	Y	5		3
51	0.00	693.00	0.00	27679.00	28372.00	Y	5		3
52	15417.00	0.00	0.00	29067.00	29067.00	Y	5		3
53	54475.00	0.00	0.00	221141.00	221141.00	Y	5		2
54	0.00	16700.00	0.00	22917.00	39617.00	Y	5		3
55	0.00	0.00	0.00	54522.00	54522.00	Y	5		3
56	17683.00	0.00	0.00	31868.00	31868.00	Y	5		2
57	0.00	0.00	0.00	47917.00	47917.00	Y	5		3
58	0.00	2010.00	0.00	71602.00	73612.00	Y	5		2
59	17782.34	8367.00	0.00	17960.34	26327.34	Y	5		2
60	0.00	-430.00	0.00	18190.00	17760.00	Y	5		3
61	0.00	2050.00	0.00	16666.67	18716.67	Y	5		3
62	0.00	0.00	0.00	46268.00	46268.00	Y	5		2
63	0.00	43726.00	0.00	0.00	43726.00	Y	5		2
64	7008.00	0.00	0.00	86175.00	86175.00	Y	5		2
65	0.00	0.00	0.00	49546.00	49546.00	Y	5		2
66	0.00	0.00	0.00	25459.00	25459.00	Y	5		3
67	0.00	666.00	0.00	15833.00	16499.00	Y	4		2
68	0.00	0.00	0.00	26817.00	26817.00	Y	5		2
69	0.00	103711.00	0.00	0.00	103711.00	Y	5		2
70		0.00		70779.00	70779.00	Y	5		2
71	0.00	59779.00	0.00		59779.00	Y	5		2
72	0.00	0.00	0.00	93697.00	93697.00	Y	5		2
73		-2045.00		26547.00	26547.00	Y	5		3
74	5000.00	10416.67	2110.00	5000.00	17526.67	Y	5		2
75		0.00		58403.00	58403.00	Y	5		2
76	0.00	0.00	0.00	45147.00	45147.00	Y	4		2
77		49638.00			49638.00	Y	5		3
78		49638.00			49638.00	Y	5		3
79	2790.00	0.00	0.00	70786.00	70786.00	Y	5		3
80	0.00	9374.00	0.00	16229.00	25603.00	Y	5		3
81	0.00	133333.34	0.00	0.00	133333.34	Y	5		2
82	38354.00	9669.00	0.00	57104.00	66773.00	Y	5		2
83	3025.00	6563.00	0.00	52548.00	59111.00	Y	5		2
84	0.00	3633.00	0.00	23335.00	26968.00	Y	5		3
85	0.00	0.00	0.00	24794.00	24794.00	Y	5		2
86	0.00	2071.00	0.00	49036.00	51107.00	Y	5		3
87	0.00	68447.00	0.00	0.00	68447.00	Y	5		3
88	0.00	44289.00	0.00	22568.00	66857.00	Y	5		2
89		0.00		92769.00	92769.00	Y	5		2
90	0.00	0.00	0.00	22929.17	22929.17	Y	5		2
91	0.00	860.00	0.00	15488.42	16348.42	Y	5		2
92	8333.00	0.00	0.00	18333.00	18333.00	Y	5		2
93	7750.00	644.00	0.00	16392.00	17036.00	Y	5		2
94	7506.00	1875.00	0.00	21256.00	23131.00	Y	5		2
95	0.00	17525.00	0.00	0.00	17525.00	Y	5		3
96	0.00	44889.00	0.00	0.00	44889.00	Y	4		2
97	0.00	48442.00	0.00	0.00	48442.00	Y	5		2
98	0.00	2360.00	0.00	53352.00	55712.00	Y	5		2
99	0.00	34267.17	0.00	0.00	34267.17	Y	5		3
100	0.00	7485.83	0.00	12500.00	19985.83	Y	5		3
101	0.00	7023.05	0.00	3914.83	10937.88	Y	5		2
102	10350.00	0.00	0.00	27850.00	27850.00	Y	5		2
103	0.00	0.00	0.00	52515.67	52515.67	Y	5		2
104	0.00	0.00	0.00	17482.02	17482.02	Y	5		2
105	0.00	63863.00	0.00	0.00	63863.00	Y	5		3
106	0.00	12047.33	0.00	25447.00	37494.33	Y	5		2
107	0.00	59716.00	0.00	0.00	59716.00	Y	5		2
108	0.00	1036.00	0.00	69584.00	70620.00	Y	5		2
109	0.00	14166.00	0.00		14166.00	Y	5		3
110	12780.46	0.00	0.00	50938.06	50938.06	Y	5		2
111	0.00	23637.00	0.00	0.00	23637.00	Y	5		2
112	0.00	6088.00	0.00	16725.00	22813.00	Y	5		2
113	0.00	45666.00	0.00	24167.00	69833.00	Y	5		2
114	0.00	0.00	0.00	21458.00	21458.00	Y	5		2
115	0.00	46014.00	0.00	0.00	46014.00	Y	5		2
116	16666.67	18951.83	0.00	16666.67	35618.50	Y	5		2
117		23198.00		0.00	23198.00	N	5		3
118	0.00	88239.00	-2073.00	0.00	86166.00	Y	5		3
119	0.00	0.00	0.00	56250.00	56250.00	Y	5		2
120	0.00	0.00	0.00	71250.00	71250.00	Y	5		3
121	0.00	178567.00	0.00		178567.00	Y	5		3
122	0.00	0.00	0.00	88555.00	88555.00	Y	5		2
123	0.00	28720.00	19519.00	0.00	48239.00	Y	5		3
124	0.00	227.00	0.00	39029.00	39256.00	Y	5		2
125	0.00	42785.00	0.00	0.00	42785.00	Y	5		3
126	7174.00	3106.00	0.00	19674.00	22780.00	Y	5		3
127	0.00	65169.00	0.00		65169.00	Y	5		2
128	0.00	96692.00	0.00	0.00	96692.00	Y	5		3
129	0.00	0.00	0.00	37500.00	37500.00	Y	5		2
130	0.00	32640.42	0.00	13852.32	46492.74	Y	5		2
131	37463.08	32352.00	0.00	76733.96	109085.96	Y	5		3
132		0.00		118550.83	118550.83	Y	5		2
133	10567.00	399.16	0.00	20983.66	21382.82	Y	5		3
134		0.00		42750.00	42750.00	Y	5		3
135	7618.00	0.00	0.00	40951.33	40951.33	Y	5		2
136	0.00	0.00	0.00	66666.67	66666.67	Y	5		3
137	0.00	28281.00	0.00	8957.00	37238.00	Y	5		3
138	0.00	0.00	0.00	23752.61	23752.61	Y	5		3
139		27980.83		0.00	27980.83	Y	5		3
140	12038.00	65714.00	0.00	12038.00	77752.00	Y	5		3
141	12610.00	-1050.00	-472.00	53176.00	51654.00	Y	5		2
142	0.00	0.00	0.00	33333.33	33333.33	Y	4		3
143		2290.00		31250.00	33540.00	Y	5		3
144		0.00		41666.00	41666.00	N	5		3
145	38498.34	8795.00	0.00	76993.68	85788.68	Y	5		2
146		0.00		58850.00	58850.00	Y	5		2
147		18907.00		0.00	18907.00	Y	5		3
148	0.00	2071.00	0.00	35476.00	37547.00	Y	5		3
149	0.00	800.91	0.00	30509.23	31310.14	Y	5		3
150	0.00	25980.41	20150.70	21042.00	67173.11	Y	5		3
151		5608.00		25000.00	30608.00	Y	5		2
152	0.00	0.00	0.00	33333.34	33333.34	Y	5		3
153	0.00	57183.00	0.00	54147.00	111330.00	Y	5		2
154	0.00	0.00	0.00	28667.00	28667.00	Y	5		3
155	0.00	218.00	0.00	46364.00	46582.00	Y	5		3
156	0.00	0.00	0.00	20625.00	20625.00	Y	5		3
157	0.00	2577.00	0.00	16667.00	19244.00	Y	5		2
158	0.00	59632.46	0.00	53229.18	112861.64	Y	5		2
159	0.00	0.00	0.00	22536.17	22536.17	Y	5		2
160	1863.00	-10183.00	2923.00	26713.00	19453.00	Y	5		3
161	1050.00	5955.00	0.00	11230.00	17185.00	Y	5		3
162	0.00	1971.00	0.00	42425.00	44396.00	Y	5		3
163	0.00	0.00	0.00	90000.00	90000.00	Y	5		3
164	0.00	2478.00	0.00	28750.00	31228.00	Y	5		3
165	0.00	-3310.00	0.00	32527.00	29217.00	Y	5		2
166	0.00	0.00	0.00	44598.00	44598.00	Y	5		3
167	0.00	231667.00	0.00	0.00	231667.00	Y	4		2
168	0.00	0.00	0.00	27426.00	27426.00	Y	5		2
169	0.00	39312.00	0.00	12528.00	51840.00	Y	5		2
170		914.00		34145.00	35059.00	Y	5		3
171	0.00	40028.00	0.00		40028.00	Y	5		3

	111	112	113	114	115	116	117	118	119	120
Key	Borrower Asset Verification	Co-Borrower Asset Verification	Liquid / Cash Reserves	Monthly Debt All Borrowers	Originator DTI	Fully Indexed Rate	Qualification Method	Percentage of Down Payment from Borrower Own Funds	City	State
1	3		1008459.80	15622.00	0.131636		1	0.000000	SAN FRANCISCO	CA
2	3		5300451.00	12968.09	0.379869		1	0.000000	HILLSBOROUGH	CA
3	3		750606.12	9899.63	0.296125		1	100.000000	KENWOOD	CA
4	3		2242477.50	9104.21	0.296474		1	100.000000	LOS ALTOS HILLS	CA
5	3		2268380.00	28225.69	0.202251		1	0.000000	SAN FRANCISCO	CA
6	3		3533931.34	8397.76	0.244975		1	100.000000	NEW YORK	NY
7	3		120869.03	8698.19	0.493396		1	0.000000	TIBURON	CA
8	3		1166592.10	9510.56	0.326076		1	100.000000	MENLO PARK	CA
9	4		476915.30	10380.80	0.353545		1	0.000000	SAN FRANCISCO	CA
10	4		505569.20	9643.59	0.318782		1	0.000000	PIEDMONT	CA
11	3		2966535.70	7928.18	0.216223		1	100.000000	PORTLAND	OR
12	3		544164.26	11910.74	0.263869		1	0.000000	ATHERTON	CA
13	3		797542.72	9232.96	0.210943		1	0.000000	LOS ALTOS	CA
14	4		449643.88	14676.91	0.396084		1	100.000000	NEWTON	MA
15	3		439918.66	10269.20	0.351985		1	0.000000	LOS ANGELES	CA
16	3		391532.39	11740.18	0.245387		1	0.000000	PIEDMONT	CA
17	3		454550.02	27832.78	0.422727		1	0.000000	NEWPORT BEACH	CA
18	3		625180.54	7875.42	0.322548		1	0.000000	SAN FRANCISCO	CA
19	3		862921.24	7121.97	0.411785		1	63.760000	SAN FRANCISCO	CA
20	3		157999.12	8252.46	0.330059		1	0.000000	BERKELEY	CA
21	3		805308.93	7724.74	0.329015		1	100.000000	NEW YORK	NY
22	3		3968038.04	11132.09	0.353570		1	100.000000	NEW YORK	NY
23	3		1279796.66	7391.40	0.391545		1	0.000000	PHOENIX	AZ
24	4		813985.45	12263.46	0.392883		1	100.000000	SAN FRANCISCO	CA
25	4		407300.26	7418.33	0.221889		1	0.000000	SAN FRANCISCO	CA
26	3		4194652.87	23855.84	0.299606		1	0.000000	SAN FRANCISCO	CA
27	4		822022.59	7875.29	0.157560		1	0.000000	SAN FRANCISCO	CA
28	3		1320244.51	12472.20	0.434133		1	100.000000	NAPA	CA
29	3		741639.65	6567.30	0.246280		1	59.010000	SAN MATEO	CA
30	4		1010635.74	8895.47	0.394180		1	100.000000	LOS GATOS	CA
31	3		1166013.76	9604.13	0.231254		1	100.000000	CALISTOGA	CA
32	3		6467131.39	11660.88	0.437376		1	0.000000	RYE	NH
33	3		142523.48	9086.40	0.242304		1	0.000000	BOSTON	MA
34	3		1141005.44	15533.33	0.416320		1	42.850000	PIEDMONT	CA
35	3		988067.80	13143.76	0.147912		1	0.000000	LOS ANGELES	CA
36	4		261356.20	4446.14	0.364737		1	100.000000	BEDFORD	MA
37	4		230273.83	9731.11	0.369470		1	0.000000	SUNOL	CA
38	3		1039925.78	16447.95	0.358864		1	100.000000	LOS GATOS	CA
39	3		177260.83	9128.55	0.230000		1	0.000000	HILLSBOROUGH	CA
40	4		1928951.76	9185.18	0.141856		1	100.000000	RYE	NY
41	4		586094.02	22456.67	0.396075		1	0.000000	PORTOLA VALLEY	CA
42	3		1108842.63	8132.69	0.441778		1	0.000000	MILL VALLEY	CA
43	3		520672.04	8749.02	0.374878		1	0.000000	LOS ALTOS	CA
44	3		699177.64	9730.28	0.110000		1	0.000000	DUXBURY	MA
45	4		738514.90	12382.56	0.247246		1	0.000000	HILLSBOROUGH	CA
46	3		270131.78	8096.47	0.290009		1	0.000000	HILLSBOROUGH	CA
47	3		310473.57	7063.83	0.201801		1	0.000000	OAKLAND	CA
48	4		582954.47	13229.17	0.343240		1	100.000000	NAPA	CA
49	3		2873632.43	13253.20	0.445770		1	100.000000	NEWPORT BEACH	CA
50	3		544118.96	8765.10	0.151292		1	0.000000	SAUSALITO	CA
51	3		465237.42	8422.85	0.296872		1	0.000000	HILLSBOROUGH	CA
52	3		1236318.66	9173.07	0.315584		1	100.000000	PORTOLA VALLEY	CA
53	3		3807175.06	28626.33	0.100000		1	100.000000	BRIDGEHAMPTON	NY
54	4		421949.63	9654.91	0.272607		1	100.000000	ROSS	CA
55	3		869636.39	12186.35	0.223513		1	0.000000	SANTA MONICA	CA
56	4		749222.69	9055.17	0.284146		1	0.000000	LAGUNA BEACH	CA
57	3		2137265.01	9164.98	0.191268		1	0.000000	MILL VALLEY	CA
58	3		498381.00	8091.40	0.109920		1	0.000000	WENHAM	MA
59	3		1292695.08	8883.47	0.417626		1	0.000000	LOS ALTOS HILLS	CA
60	4		408385.82	7862.64	0.450000		1	0.000000	LOS ANGELES	CA
61	4		1256363.47	6814.16	0.364069		1	100.000000	MENLO PARK	CA
62	4		1805671.00	17026.08	0.370000		1	100.000000	LOS ANGELES	CA
63	3		3546691.00	14775.09	0.350000		1	0.000000	BELVEDERE TIBURON	CA
64	3		2002375.00	9937.92	0.120000		1	0.000000	LOS ALTOS	CA
65	3		569468.00	7570.67	0.150000		1	0.000000	WELLESLEY	MA
66	3		241085.58	4673.88	0.190000		1	0.000000	DARIEN	CT
67	3		366437.00	4755.08	0.290000		1	0.000000	SAN DIEGO	CA
68	3		2543920.00	9005.00	0.340000		1	0.000000	HIDDEN HILLS	CA
69	3		13214478.00	19020.67	0.190000		1	0.000000	BURLINGAME	CA
70	3		274986.10	6802.69	0.090000		1	0.000000	DARIEN	CT
71	3		475274.00	10524.76	0.170000		1	0.000000	LOS ANGELES	CA
72	3		901080.29	8003.84	0.090000		1	0.000000	NANTUCKET	MA
73	3		2960248.48	11469.48	0.432000		1	0.000000	SAN FRANCISCO	CA
74	3		844080.30	6906.50	0.400000		1	0.000000	MILL VALLEY	CA
75	3		295894.00	6258.75	0.130000		1	0.000000	NEW YORK	NY
76	3		1462693.35	11536.83	0.260000		1	0.000000	GREENWICH	CT
77	3		3163218.82	12937.40	0.390000		1	0.000000	SAN FRANCISCO	CA
78	3		3158317.20	12910.87	0.400000		1	0.000000	STINSON BEACH	CA
79	4		771015.30	14686.42	0.320000		1	0.000000	NEW YORK	NY
80	3		7410159.00	17281.65	0.537400		1	0.000000	PIEDMONT	CA
81	3		11636069.00	16094.25	0.120000		1	0.000000	KENTFIELD	CA
82	3		2378539.53	9905.18	0.150000		1	0.000000	WELLESLEY	MA
83	3		2027583.05	18765.67	0.320000		1	100.000000	LOS ANGELES	CA
84	3		635742.26	12101.80	0.380000		1	0.000000	NEEDHAM	MA
85	3		45405.20	5069.54	0.260000		1	0.000000	MOUNTAIN VIEW	CA
86	3		2997238.12	10350.51	0.202526		1	0.000000	BROOKLYN	NY
87	3		13260424.57	14477.76	0.211518		1	0.000000	MANHATTAN BEACH	CA
88	3		1784159.00	12936.84	0.190000		1	0.000000	SANTA MONICA	CA
89	3		729067.98	10107.85	0.120000		1	0.000000	EAST HAMPTON	NY
90	3		2950384.00	7837.03	0.390000		1	0.000000	BURLINGAME	CA
91	3		2357610.00	6590.84	0.400000		1	100.000000	PIEDMONT	CA
92	3		963572.63	5221.50	0.280000		1	100.000000	CARLSBAD	CA
93	3		1801444.00	6149.63	0.380000		1	0.000000	SAN FRANCISCO	CA
94	3		799145.00	7460.87	0.320000		1	100.000000	SAN MATEO	CA
95	3		2344901.00	8117.67	0.463205		1	0.000000	DOVER	MA
96	3		4252327.76	13855.97	0.308672		1	100.000000	CARMEL	CA
97	3		4027518.00	7492.75	0.150000		1	0.000000	BOSTON	MA
98	3		6236201.63	21378.65	0.383735		1	0.000000	SAN FRANCISCO	CA
99	3		4517214.65	12246.01	0.357400		1	0.000000	SAN FRANCISCO	CA
100	3		2411383.71	13251.84	0.557200		1	0.000000	KINGS POINT	NY
101	3		3841938.00	3968.54	0.360000		1	0.000000	SAN FRANCISCO	CA
102	4		734863.26	8374.46	0.360000		1	100.000000	MOUNTAIN VIEW	CA
103	3		7291359.00	10999.83	0.210000		1	0.000000	SAN MATEO	CA
104	3		1169001.00	5926.48	0.339004		1	0.000000	LONG BEACH	CA
105	3		5240221.00	20197.96	0.316270		1	100.000000	SANTA MONICA	CA
106	3		4058030.00	8817.03	0.235156		1	0.000000	ORINDA	CA
107	3		975357.00	7134.76	0.120000		1	0.000000	OAKLAND	CA
108	3		3521409.57	17021.50	0.241029		1	100.000000	WOODSIDE	CA
109	3		12106046.71	3878.29	0.310000		1	0.000000	ATHERTON	CA
110	3		3702139.00	7617.25	0.150000		1	0.000000	SAN FRANCISCO	CA
111	3		454096.00	5336.30	0.230000		1	100.000000	LOS ANGELES	CA
112	3		5876747.00	8700.87	0.380000		1	0.000000	PEBBLE BEACH	CA
113	3		14976169.00	26176.48	0.370000		1	0.000000	SAN FRANCISCO	CA
114	4		1134653.00	6635.07	0.330000		1	100.000000	SAN FRANCISCO	CA
115	3		3921470.67	7892.75	0.170000		1	100.000000	NEW YORK	NY
116	3		6286304.29	9415.18	0.260000		1	0.000000	ROSS	CA
117	3		6710190.00	7872.58	0.584300		1	100.000000	SAN FRANCISCO	CA
118	3		10439022.00	21787.11	0.254178		1	0.000000	KETCHUM	ID
119	4		2249235.00	9916.17	0.180000		1	100.000000	DANVILLE	CA
120	3		2878619.00	8038.44	0.112820		1	0.000000	LOS ALTOS	CA
121	3		20759565.31	24982.81	0.139907		1	0.000000	SANTA MONICA	CA
122	3		11535754.00	12404.67	0.140000		1	0.000000	SAN FRANCISCO	CA
123	3		4814144.00	20052.89	0.413630		1	0.000000	HOMEWOOD	CA
124	3		2243904.00	16288.13	0.410000		1	100.000000	LOS ANGELES	CA
125	3		6582350.00	11790.30	0.275571		1	0.000000	NOVATO	CA
126	3		3294813.00	8716.08	0.382620		1	0.000000	SAN FRANCISCO	CA
127	3		1854289.99	13769.67	0.210000		1	100.000000	SAN FRANCISCO	CA
128	3		5795732.00	9303.91	0.096221		1	100.000000	SAN FRANCISCO	CA
129	3		3586868.00	7612.50	0.190000		1	0.000000	MENLO PARK	CA
130	4		1455656.13	18513.82	0.398209		1	100.000000	NEW CANAAN	CT
131	3		6485324.00	25422.92	0.233054		1	100.000000	SAN FRANCISCO	CA
132	3		4693412.00	20936.37	0.176602		1	100.000000	NEW YORK	NY
133	4		874850.96	6236.00	0.291636		1	100.000000	NEW YORK	NY
134	3		489755.72	12626.62	0.295360		1	0.000000	LOS GATOS	CA
135	4		740515.51	10946.01	0.267293		1	100.000000	NEW YORK	NY
136	3		321383.78	27792.64	0.416890		1	100.000000	SAN FRANCISCO	CA
137	3		762452.40	10310.47	0.380000		1	0.000000	SAN DIEGO	CA
138	4		399491.04	6032.18	0.253959		1	100.000000	LOS ALTOS	CA
139	3		492536.21	6080.75	0.376223		1	100.000000	SAN FRANCISCO	CA
140	4		1914178.00	21385.42	0.275047		1	0.000000	SAN FRANCISCO	CA
141	4		1160993.06	16765.13	0.324566		1	100.000000	MILL VALLEY	CA
142	4		1203948.48	9988.11	0.299643		1	100.000000	MENLO PARK	CA
143	3		5526449.28	10692.07	0.318786		1	0.000000	SAN DIEGO	CA
144	4		2517427.34	15234.66	0.365638		1	100.000000	PIEDMONT	CA
145	3		497697.05	13488.25	0.157226		1	0.000000	LOS ANGELES	CA
146	3		1444987.45	6030.50	0.100000		1	100.000000	NEW CANAAN	CT
147	3		1203617.64	4375.77	0.231437		1	0.000000	GRASS VALLEY	CA
148	3		528182.96	9091.04	0.256259		1	100.000000	POWAY	CA
149	3		415235.61	9656.95	0.308429		1	0.000000	TIBURON	CA
150	3		1621114.91	9682.30	0.144140		1	0.000000	LOS ANGELES	CA
151	3		4901836.26	10568.77	0.345294		1	100.000000	SAN FRANCISCO	CA
152	3		1097016.98	9126.83	0.273805		1	0.000000	MENLO PARK	CA
153	3		11724363.13	14892.83	0.133772		1	0.000000	MENLO PARK	CA
154	3		1335424.93	9792.17	0.341583		1	100.000000	LOS ANGELES	CA
155	4		935423.17	7357.01	0.157937		1	0.000000	SAN FRANCISCO	CA
156	4		361276.54	7282.50	0.353091		1	0.000000	BURLINGAME	CA
157	4		696531.21	8034.16	0.417489		1	100.000000	SCARSDALE	NY
158	3		36766383.15	44042.29	0.390000		1	0.000000	ATHERTON	CA
159	3		450434.57	8190.50	0.363438		1	0.000000	PORTOLA VALLEY	CA
160	3		836014.46	9672.61	0.497230		1	0.000000	WINCHESTER	MA
161	3		861247.05	5981.12	0.467677		1	100.000000	LAFAYETTE	CA
162	4		1736906.56	15558.73	0.350000		1	0.000000	BEDFORD CORNERS	NY
163	4		1277599.58	21683.00	0.240922		1	0.000000	SANTA MONICA	CA
164	3		1666536.95	13786.67	0.441484		1	100.000000	PLEASANTON	CA
165	3		9109740.00	10470.25	0.360000		1	0.000000	GLEN ELLEN	CA
166	3		1991045.01	10075.22	0.200000		1	0.000000	NEW YORK	NY
167	3		3695154.41	14880.90	0.064234		1	0.000000	LOS ALTOS HILLS	CA
168	3		1355981.39	8081.03	0.294649		1	0.000000	NEWPORT BEACH	CA
169	3		3498914.00	9660.33	0.250000		1	0.000000	NEW YORK	NY
170	3		3018687.00	6096.75	0.167162		1	0.000000	TOPANGA AREA	CA
171	4		1358267.00		0.435866		1	0.000000	BOCA GRANDE	FL

	121	122	123	124	125	126	127	128	129	130
Key	Postal Code	Property Type	Occupancy	Sales Price	Original Appraised Property Value	Original Property Valuation Type	Original Property Valuation Date	Original Automated Valuation Model (AVM) Model Name	Original AVM Confidence Score	Most Recent Property Value2
1	94115	13	1		3750000.00	3	20100601
2	94010	1	1		3100000.00	3	20100521
3	95452	1	2	1149000.00	1150000.00	3	20100528
4	94024	1	1	1679000.00	1679000.00	3	20100528
5	94115	1	1		4650000.00	3	20100623
6	10007	4	1	1875000.00	1875000.00	3	20100614
7	94920	1	1		2200000.00	3	20100622
8	94025	1	1	1695888.00	1695888.00	3	20100621
9	94117	13	1		1600000.00	3	20100618
10	94611	1	1	1470000.00	1470000.00	3	20100625
11	97229	6	1	892500.00	900000.00	3	20100701
12	94027	1	1		2395000.00	3	20100710
13	94022	1	1		1575000.00	3	20100708
14	02467	1	1	1124000.00	1135000.00	3	20100708
15	90049	1	1		1700000.00	3	20100714
16	94611	1	1		2000000.00	3	20100714
17	92660	6	1		5600000.00	3	20100722
18	94117	1	1		1425000.00	3	20100720
19	94115	1	1	1640000.00	1640000.00	3	20100722
20	94707	1	1		1560000.00	3	20100809
21	10128	2	1	1121250.00	1125000.00	3	20100804
22	10021	2	1	2395000.00	1950000.00	3	20100804
23	85021	1	1		1300000.00	3	20100803
24	94123	3	1	1975000.00	1975000.00	3	20100729
25	94114	1	1		1225000.00	3	20100730
26	94123	1	1		5000000.00	3	20100816
27	94114	1	1		1475000.00	3	20100803
28	94558	7	1	2200000.00	2200000.00	3	20100819
29	94402	1	1	1510000.00	1510000.00	3	20100810
30	95032	1	1	1825000.00	1825000.00	3	20100809
31	94515	1	2	965000.00	975000.00	3	20100817
32	03870	1	1		2200000.00	3	20100830
33	02116	4	1		1480000.00	3	20100825
34	94611	1	1	2100000.00	2100000.00	3	20100817
35	90064	1	1		2650000.00	3	20100827
36	01730	1	1	682000.00	690000.00	3	20100821
37	94586	1	1		1100000.00	3	20100909
38	95032	1	1	2325000.00	2200000.00	3	20100820
39	94010	1	1		2250000.00	3	20100909
40	10580	1	1	1799000.00	1800000.00	3	20100827
41	94028	1	1		4000000.00	3	20100901
42	94941	1	1		2100000.00	3	20100823
43	94022	1	1		1925000.00	3	20100903
44	02332	1	1		1750000.00	3	20101006
45	94010	1	1		2050000.00	3	20100915
46	94010	1	1		2500000.00	3	20100921
47	94611	1	1		1150000.00	3	20100928
48	94558	1	2	1450000.00	1475000.00	3	20100910
49	92657	6	1	3195000.00	3600000.00	3	20100909
50	94965	1	1		1850000.00	3	20100925
51	94010	1	1		1850000.00	3	20100928
52	94028	1	1	1565000.00	1565000.00	3	20100915
53	11932	1	2	4000000.00	4000000.00	3	20101012
54	94957	1	1	1375000.00	1375000.00	3	20100924
55	90402	1	1		3600000.00	3	20100929
56	92651	1	1		2200000.00	3	20100920
57	94941	1	1		1800000.00	3	20100929
58	01984	1	1		1100000.00	3	20101015
59	94022	1	1		1950000.00	3	20101105
60	90049	1	1		2750000.00	3	20101013
61	94025	1	1	1250000.00	1250000.00	3	20101109
62	90272	1	1	2600000.00	2600000.00	3	20090330			2453000
63	94920	1	1		3000000.00	3	20081230			2500000
64	94024	1	1		2800000.00	3	20090109			2550000
65	02481	1	1		1380000.00	3	20081223			1243000
66	06820	1	1		1275000.00	3	20090129			1220000
67	92037	1	1		1400000.00	3	20090117			1262000
68	91302	1	1		2100000.00	3	20090127			1901000
69	94010	1	1		2600000.00	3	20090126			2375000
70	06820	1	1		1600000.00	3	20090211			1500000
71	90049	1	2		1200000.00	3	20090130			1483000
72	02554	1	2		1540000.00	3	20090122			1540000
73	94123	1	1		3600000.00	3	20090210			3000000
74	94941	1	1		1900000.00	3	20090129			1822000
75	10013	2	1		2100000.00	3	20090202			2170000
76	06830	1	1		8500000.00	3	20090216			8000000
77	94115	1	1		2300000.00	3	20090724			2104000
78	94970	6	2		1835000.00	3	20090223			1961000
79	10011	4	1		5100000.00	3	20090212			4650000
80	94610	1	1		3950000.00	3	20090130			3300000
81	94904	1	1		2200000.00	3	20090213			1750000
82	02481	1	1		2200000.00	3	20090223			2062000
83	90069	1	1	3700000.00	4150000.00	3	20090220			3750000
84	02492	1	1		1612000.00	3	20090213			1705000
85	94040	1	1		1450000.00	3	20081021			1350000
86	11215	13	1		2400000.00	3	20090306			2363000
87	90266	1	1		2500000.00	3	20090226			2339000
88	90402	1	1		4750000.00	3	20090305			4500000
89	11937	1	2		1250000.00	3	20090220			1184000
90	94010	1	1		2000000.00	3	20090223			1850000
91	94611	1	1	1617500.00	1625000.00	3	20090212			1550000
92	92009	6	1	810000.00	825000.00	3	20090220			784000
93	94121	1	1		1400000.00	3	20090224			1375000
94	94402	1	1	1450000.00	1450000.00	3	20090220			1309000
95	02030	1	1		2500000.00	3	20090228			2500000
96	93923	1	1	2250000.00	2000000.00	3	20090223			2464000
97	02127	4	1		1725000.00	3	20090305			1631000
98	94121	1	1		3800000.00	3	20090309			3900000
99	94123	1	1		3500000.00	3	20090226			3450000
100	11024	1	1		3300000.00	3	20090304			3200000
101	94122	3	1		950000.00	3	20090331			908000
102	94041	1	1	1370000.00	1370000.00	3	20090129			1371000
103	94402	1	1		3400000.00	3	20090319			3300000
104	90803	1	1		960000.00	3	20090303			959000
105	90402	1	1	2995000.00	2995000.00	3	20090311			2700000
106	94563	1	1		1800000.00	3	20090309			1800000
107	94618	1	1		1450000.00	3	20090323			1449000
108	94062	1	1	2525000.00	2525000.00	3	20090311			2500000
109	94027	1	1		3750000.00	3	20090318			3500000
110	94105	4	1		1450000.00	3	20090325			1285000
111	90066	1	1	1044000.00	1044000.00	3	20090320			999000
112	93953	1	1		4900000.00	3	20090404			3800000
113	94118	1	1		5250000.00	3	20090329			5300000
114	94107	1	1	1249000.00	1249000.00	3	20090326			1200000
115	10013	1	1	3335000.00	3350000.00	3	20090326			3050000
116	94957	1	1		2850000.00	3	20090331			2500000
117	94127	6	1	2150000.00	2150000.00	3	20090327			2027000
118	83340	1	2		3050000.00	3	20090414			2887900
119	94526	1	1	1500000.00	1500000.00	3	20090326			1504000
120	94024	1	1		1550000.00	3	20090413			1400000
121	90402	1	1		4800000.00	3	20090519			4500000
122	94103	4	1		4700000.00	3	20090925
123	96141	3	2		2000000.00	3	20091027
124	90005	1	1	1875000.00	1875000.00	3	20091130
125	94947	1	2		1000000.00	3	20100104
126	94123	1	1		2500000.00	3	20100105
127	94109	2	2	1405000.00	1405000.00	3	20100225
128	94109	2	1	3215000.00	3215000.00	3	20100317
129	94025	1	1		2800000.00	3	20100513
130	06840	1	1	3825000.00	3950000.00	3	20100607
131	94121	1	1	3850000.00	3850000.00	3	20100513
132	10028	4	1	2500000.00	2500000.00	3	20100601
133	10021	2	1	975000.00	975000.00	3	20100625
134	95032	1	1		2600000.00	3	20100604
135	10128	8	1	3475000.00	3475000.00	3	20100630
136	94118	1	1	2950000.00	2950000.00	3	20100621
137	92130	6	1		2000000.00	3	20100625
138	94022	1	1	1294000.00	1294000.00	3	20100628
139	94109	2	1	1260000.00	1260000.00	3	20100614
140	94115	1	1		9600000.00	3	20100611
141	94941	1	1	2225238.00	2240000.00	3	20100630
142	94025	6	1	2250000.00	2250000.00	3	20100420
143	92130	6	1		2125000.00	3	20100715
144	94611	1	1	5150000.00	5150000.00	3	20100708
145	90049	1	1		3300000.00	3	20100722
146	06840	1	1	1612500.00	1615000.00	3	20100731
147	95949	6	1		1025000.00	3	20100719
148	92064	1	1	1717500.00	1725000.00	3	20100726
149	94920	1	1		2100000.00	3	20100726
150	91423	1	1		4500000.00	3	20100802
151	94117	3	1	994000.00	1000000.00	3	20100727
152	94025	1	1		2850000.00	3	20100812
153	94025	1	1		3600000.00	3	20100802
154	90064	1	1	2100000.00	2100000.00	3	20100809
155	94116	6	1		1650000.00	3	20100820
156	94010	1	1		1720000.00	3	20100825
157	10583	1	1	2002000.00	2050000.00	3	20100923
158	94027	1	1		11500000.00	3	20100902
159	94028	1	1		2350000.00	3	20100823
160	01890	1	1		1550000.00	3	20100831
161	94549	1	1	1375000.00	1375000.00	3	20100823
162	10549	1	1		2600000.00	3	20100923
163	90405	3	2		1000000.00	3	20100903
164	94566	6	1	1720000.00	1750000.00	3	20100907
165	95442	1	2		2200000.00	3	20100907
166	10075	2	1		2850000.00	3	20100928
167	94022	1	1		6750000.00	3	20100917
168	92660	6	1		2200000.00	3	20100922
169	10028	3	1		2250000.00	3	20101013
170	90290	1	1		1500000.00	3	20101027
171	33921	7	1		1825000.00	3	20101105

	131	132	133	134	135	136	137	138	139	140
Key	Most Recent Property Valuation Type	Most Recent Property Valuation Date	Most Recent AVM Model Name	Most Recent AVM Confidence Score	Original CLTV	Original LTV	Original Pledged Assets	Mortgage Insurance Company Name	Mortgage Insurance Percent	MI: Lender or Borrower Paid?
1					0.558960	0.357330	0	0	0
2					0.609680	0.448390	0	0	0
3					0.750000	0.750000	0	0	0
4					0.592610	0.592610	0	0	0
5					0.532690	0.427310	0	0	0
6					0.700000	0.700000	0	0	0
7					0.500000	0.500000	0	0	0
8					0.796040	0.796040	0	0	0
9					0.700000	0.700000	0	0	0
10					0.800000	0.800000	0	0	0
11					0.800000	0.800000	0	0	0
12					0.700000	0.700000	0	0	0
13					0.666670	0.666670	0	0	0
14					0.800000	0.800000	0	0	0
15					0.750000	0.670590	0	0	0
16					0.700000	0.550000	0	0	0
17					0.625000	0.160710	0	0	0
18					0.771930	0.701750	0	0	0
19					0.579270	0.579270	0	0	0
20					0.700000	0.533330	0	0	0
21					0.750000	0.750000	0	0	0
22					0.614100	0.614100	0	0	0
23					0.692310	0.538460	0	0	0
24					0.750000	0.556960	0	0	0
25					0.733060	0.733060	0	0	0
26					0.332000	0.182000	0	0	0
27					0.657630	0.657630	0	0	0
28					0.700000	0.700000	0	0	0
29					0.596030	0.596030	0	0	0
30					0.698630	0.698630	0	0	0
31					0.750000	0.750000	0	0	0
32					0.550000	0.550000	0	0	0
33					0.608110	0.405410	0	0	0
34					0.666670	0.476190	0	0	0
35					0.547170	0.415090	0	0	0
36					0.800000	0.800000	0	0	0
37					0.750000	0.750000	0	0	0
38					0.750000	0.750000	0	0	0
39					0.622220	0.622220	0	0	0
40					0.699830	0.699830	0	0	0
41					0.700000	0.375000	0	0	0
42					0.600000	0.471430	0	0	0
43					0.592210	0.540260	0	0	0
44					0.700000	0.700000	0	0	0
45					0.700000	0.541460	0	0	0
46					0.400000	0.360000	0	0	0
47					0.739130	0.739130	0	0	0
48					0.750000	0.750000	0	0	0
49					0.532080	0.532080	0	0	0
50					0.600000	0.540540	0	0	0
51					0.631680	0.526270	0	0	0
52					0.800000	0.800000	0	0	0
53					0.250000	0.250000	0	0	0
54					0.800000	0.800000	0	0	0
55					0.427780	0.427780	0	0	0
56					0.636360	0.590910	0	0	0
57					0.522220	0.522220	0	0	0
58					0.631820	0.631820	0	0	0
59					0.597130	0.597130	0	0	0
60					0.396360	0.360000	0	0	0
61					0.700000	0.700000	0	0	0
62	7	20110101			0.673170	0.480770	0	0	0
63	5	20110101			0.483300	0.483300	0	0	0
64	5	20110101			0.500000	0.500000	0	0	0
65	7	20110101			0.752900	0.752900	0	0	0
66	7	20110101			0.588200	0.588200	0	0	0
67	7	20110101			0.700000	0.700000	0	0	0
68	7	20110101			0.571490	0.476190	0	0	0
69	5	20110101			0.661580	0.423080	0	0	0
70	9	20110101			0.687500	0.687500	0	0	0
71	7	20110101			0.367500	0.367500	0	0	0
72	9	20110101			0.506490	0.506490	0	0	0
73	5	20110101			0.388960	0.305560	0	0	0
74	7	20110101			0.410526	0.410526	0	0	0
75	7	20110101			0.547619	0.547619	0	0	0
76	9	20110101			0.235294	0.235294	0	0	0
77	7	20110101			0.441300	0.441300	0	0	0
78	7	20110101			0.613090	0.613090	0	0	0
79	5	20110101			0.401960	0.401960	0	0	0
80	5	20110101			0.569600	0.443000	0	0	0
81	5	20110101			0.500000	0.500000	0	0	0
82	7	20110101			0.675000	0.675000	0	0	0
83	5	20110101			0.567568	0.567568	0	0	0
84	7	20110101			0.699750	0.699750	0	0	0
85	9	20110101			0.679310	0.679310	0	0	0
86	7	20110101			0.520833	0.416700	0	0	0
87	7	20110101			0.510000	0.372000	0	0	0
88	9	20110101			0.242100	0.242100	0	0	0
89	7	20110101			0.600000	0.480000	0	0	0
90	5	20110101			0.565000	0.315000	0	0	0
91	5	20110101			0.686200	0.686200	0	0	0
92	7	20110101			0.800000	0.800000	0	0	0
93	3	20110216			0.667860	0.667860	0	0	0
94	7	20110101			0.758600	0.689655	0	0	0
95	5	20110101			0.440000	0.400000	0	0	0
96	7	20110101			0.750000	0.750000	0	0	0
97	7	20110101			0.579700	0.579700	0	0	0
98	9	20110101			0.600000	0.347360	0	0	0
99	5	20110101			0.492860	0.492860	0	0	0
100	9	20110101			0.471200	0.471200	0	0	0
101	7	20110101			0.749470	0.749470	0	0	0
102	7	20110101			0.795600	0.722628	0	0	0
103	5	20110101			0.441200	0.352900	0	0	0
104	7	20110101			0.800000	0.800000	0	0	0
105	9	20110101			0.700000	0.500800	0	0	0
106	9	20110101			0.563890	0.563890	0	0	0
107	7	20110101			0.689660	0.689660	0	0	0
108	9	20110101			0.700000	0.700000	0	0	0
109	9	20110101			0.172000	0.145300	0	0	0
110	5	20110101			0.758660	0.689660	0	0	0
111	7	20110101			0.800000	0.800000	0	0	0
112	5	20110101			0.272400	0.201000	0	0	0
113	3	20110101			0.571430	0.190476	0	0	0
114	9	20110101			0.800000	0.800000	0	0	0
115	5	20110101			0.449780	0.449780	0	0	0
116	5	20110101			0.473680	0.473680	0	0	0
117	7	20110101			0.511600	0.465100	0	0	0
118	7	20110101			0.573770	0.573770	0	0	0
119	7	20110101			0.733370	0.666670	0	0	0
120	9	20110101			0.599200	0.548380	0	0	0
121	5	20110101			0.460833	0.421880	0	0	0
122					0.144680	0.144680	0	0	0
123					0.225000	0.225000	0	0	0
124					0.800000	0.800000	0	0	0
125					0.700000	0.700000	0	0	0
126					0.460000	0.340000	0	0	0
127					0.516014	0.516014	0	0	0
128					0.342100	0.342100	0	0	0
129					0.371400	0.300000	0	0	0
130					0.481050	0.481050	0	0	0
131					0.649350	0.519480	0	0	0
132					0.750000	0.750000	0	0	0
133					0.748460	0.748460	0	0	0
134					0.700000	0.700000	0	0	0
135					0.575540	0.575540	0	0	0
136					0.700000	0.508470	0	0	0
137					0.700000	0.660000	0	0	0
138					0.800000	0.800000	0	0	0
139					0.700000	0.700000	0	0	0
140					0.364580	0.208330	0	0	0
141					0.674090	0.449390	0	0	0
142					0.644440	0.644440	0	0	0
143					0.470590	0.470590	0	0	0
144					0.291260	0.291260	0	0	0
145					0.666670	0.606060	0	0	0
146					0.744186	0.744186	0	0	0
147					0.750000	0.750000	0	0	0
148					0.799770	0.582240	0	0	0
149					0.688100	0.688100	0	0	0
150					0.222220	0.222220	0	0	0
151					0.703220	0.703220	0	0	0
152					0.438600	0.438600	0	0	0
153					0.650000	0.555555	0	0	0
154					0.700000	0.700000	0	0	0
155					0.666670	0.606060	0	0	0
156					0.655690	0.655690	0	0	0
157					0.549450	0.549450	0	0	0
158					0.328800	0.171570	0	0	0
159					0.574470	0.574470	0	0	0
160					0.516130	0.451610	0	0	0
161					0.654550	0.436360	0	0	0
162					0.580769	0.407690	0	0	0
163					0.600000	0.600000	0	0	0
164					0.800000	0.581400	0	0	0
165					0.454500	0.454500	0	0	0
166					0.333330	0.333330	0	0	0
167					0.148148	0.148148	0	0	0
168					0.500000	0.500000	0	0	0
169					0.684444	0.684444	0	0	0
170					0.733333	0.733333	0	0	0
171					0.598900	0.598900	0	0	0

	141	142	143	144	145	146	147	148	149	150
Key	Pool Insurance Co. Name	Pool Insurance Stop Loss %	MI Certificate Number	Updated DTI (Front-end)	Updated DTI (Back-end)	Modification Effective Payment Date	Total Capitalized Amount	Total Deferred Amount	Pre-Modification Interest (Note) Rate	Pre-Modification P&I Payment
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59
60
61
62
63
64
65
66
67
68
69
70
71
72
73
74
75
76
77
78
79
80
81
82
83
84
85
86
87
88
89
90
91
92
93
94
95
96
97
98
99
100
101
102
103
104
105
106
107
108
109
110
111
112
113
114
115
116
117
118
119
120
121
122
123
124
125
126
127
128
129
130
131
132
133
134
135
136
137
138
139
140
141
142
143
144
145
146
147
148
149
150
151
152
153
154
155
156
157
158
159
160
161
162
163
164
165
166
167
168
169
170
171

	151	152	153	154	155	156	157
Key	Pre-Modification Initial Interest Rate Change Downward Cap	Pre-Modification Subsequent Interest Rate Cap	Pre-Modification Next Interest Rate Change Date	Pre-Modification I/O Term	Forgiven Principal Amount	Forgiven Interest Amount	Number of Modifications	Cash To/From Brrw at Closing	Brrw - Yrs at in Industry	CoBrrw - Yrs at in Industry
1								-10239.3	19	0
2								3943.18	41	0
3								-289173	13	0
4								-677961	27	0
5								95	24	0
6								-624566	8
7								-13791.9	5
8								-307589	10	0
9								-72755.2	15	16
10								-316837	9.5	0
11								-174210	15	15
12								-122531	13	0
13								9377.63	20	14
14								-184839	17	10
15								239	8	0
16								-10000	18	0
17								-596.15	14	4
18								-7742.34	15	0
19								-700566	8	7
20								1466.16	34	22
21								-295042	11	0
22								-1275831	12
23								-33887.1	44	0
24								-505630	42	29
25								-5515.5	15	15
26								22.5	19	0
27								-3562.98	33	0
28								-686135	15	0
29								-615605	5	0
30								-554746	12	0
31								-229469	19	42
32								-10140.1	31	0
33								-2889.52	19
34								-720509	11	14
35								-323108	15	10
36								-106047	16	0
37								-79959.8	17
38								-696518	25	0
39								-41689.4	99	0
40								-494819	6	0
41								-56578	20	0
42								-9445.73	20	0
43								-4588.3	28	0
44								-258911	13	0
45								1128.45	20	0
46								5594.49	15	0
47								-6050.65	14	0
48								-377946	33	0
49								-1886737	18	21
50								-2157.32	22	0
51								-6229.39	4.7	0
52								-331946	4	3
53								-2741111	12	14
54								-277702	12	0
55								-4802.45	42	0
56								-13970	23	15
57								-10192.5	20	0
58								-2418.14	22	0
59								-93608.9	25	25
60								105844.3	31	0
61								-382021	14	0
62								-874724	14	0
63								378375.7	14	0
64								-71779.3	29	19
65								-36594.2	3	0
66								-6525.2	16	0
67								-32090.2	13	0
68								-121544	6	0
69								-9055.5	14	0
70								-8867.03	10
71								-1536.68	28	24
72								10239.27	14	0
73								39607.08	3
74								-2157.1	12	15
75								-20741.3	9
76								1462693	17	0
77								0	99
78								-4901.62	99
79								30629.81	25	20
80								0	14	14
81								-10083	16	0
82								-167318	14	8
83								-1646938	3	13
84								-2737.76	19	0
85								500	3	0
86								-10913.7	15	0
87								-18342.6	99	0
88								-218880	1	0
89								-36302.5	13
90								-13346.7	30	4
91								-542893	12	0
92								-182146	9	8
93								-3817.68	16	8
94								-387134	22	19
95								-13390.4	3	0
96								-755335	30	0
97								-12538.8	27	0
98								0	15	0
99								32188.41	20	0
100								-7684.66	12	0
101								-20683	4	0
102								-400197	15	16
103								-15957	10	0
104								-18251.9	15	0
105								-860963	11	0
106								-4652.54	10	0
107								-85068.4	15	2
108								-788712	8	0
109								-5157.25	99	0
110								-369358	28	24
111								-217627	7	0
112								-122726	37	0
113								15.33	10	0
114								-270240	11	0
115								-1250432	18	0
116								-11143.8	10	16
117								-1170158	99
118								-1145719	3	4
119								-368594	20	0
120								-14891.4	22	0
121								-7252.37	30	0
122								-9835.72	36	0
123								-40972.7	15	18
124								-374940	15	0
125								-17197.7	99	0
126								174567.9	27	9
127								-696546	24	20
128								-2147450	13	0
129								-78826.7	20	0
130								-1620635	14	0
131								-1372691	6	15
132								-710135	11
133								-249486	9	8
134								545	5
135								-1234067	15	12
136								-950000	20	0
137								-315.68	23	0
138								-263565	25	0
139								-433006	99
140								38	99	3
141								-1236977	18	20
142								-860848	11	0
143								-7865.17	4
144								-3551625	24
145								-147388	9	16
146								-431052	9
147								202932.9	99
148								-358591	15.7	0
149								-19721.8	23.4	0
150								289328.5	40.5	40
151								-307890	18
152								-10226.6	6	0
153								-41802.1	19	0
154								-623518	10	0
155								-67359.2	27	0
156								-17603.8	16	0
157								-759963	14	0
158								-11285.3	29	0
159								-20241.6	17	0
160								-194678	30	12
161								-13144.2	10	10
162								-13144.2	29	0
163								-11315.7	20	0
164								-3574.33	20	0
165								-3574.33	35	0
166								-7839.04	27	0
167								-9066.76	30	0
168								-9446.28	16	0
169								-137818	19	0
170								-97441.1	5
171								40487	99	0

Key	Junior Mortgage Drawn Amount	Maturity Date	Primary Borrower Wage Income (Salary)	Primary Borrower Wage Income (Bonus)	Primary Borrower Wage Income (Commission)	Co-Borrower Wage Income (Salary)	Co-Borrower Wage Income (Bonus)	Co-Borrower Wage Income (Commission)	Originator Doc Code	RWT Income Verification	RWT Asset Verification
1	756110	20400801	118676	0.00	0.00	0.00	0.00	0.00	Full	2 years	Y
2	165000	20400701	30154.42	0.00	0.00	0.00	0.00	0.00	Full	2 years	Y
3	0	20400701	31723.54	0.00	0.00	0.00	0.00	0.00	Full	2 years	Y
4	0	20400701	19958.33	10750	0.00	0.00	0.00	0.00	Full	2 years	Y
5	490000	20400801	33333	103865.5	0.00	0.00	0.00	0.00	Full	2 years	Y
6	0	20400801	10833	25096	0				Full	2 years	Y
7	0	20400801	13812.67	0	0.00				Full	2 years	Y
8	0	20400801	29166.66	0	0.00	0.00	0.00	0.00	Full	2 years	Y
9	0	20400801	15998	0	0.00	13364	0.00	0.00	Full	2 years	Y
10	0	20400801	14583.34	0.00	0	0	0.00	0.00	Full	2 years	Y
11	0	20400901	18333.33	0	0	18333.33	0	0	Full	2 years	Y
12	0	20400901	45138.9	0	0	0	0.00	0.00	Full	2 years	Y
13	0	20400901	43770	0	0	0	0	0	Full	2 years	Y
14	0	20400901	18055	0	0	19000	0	0	Full	2 years	Y
15	135000	20400901	27689	0	0	0	0	0	Full	2 years	Y
16	137709.4	20400901	51417.25	0	0	0	0	0	Full	2 years	Y
17	1280865	20400901	0	76579	0	-7	0	0	Full	2 years	Y
18	100000	20400901	0	0	23365.27	0	0	0	Full	2 years	Y
19	0	20400901	7916.66	0	0	8083.34	1295.34	0	Full	2 years	Y
20	260000	20401001	17039	0	0	7089	0	0	Full	2 years	Y
21	0	20400901	16667	6111	0	0	0	0	Full	2 years	Y
22	0	20401001	16667	13173	0				Full	2 years	Y
23	0	20400901	8750	0	0	0	0	0	Full	2 years	Y
24	381250	20400901	15607	0	0	15607	0	0	Full	2 years	Y
25	0	20400901	21872.93	0	0	11559.66	0	0	Full	2 years	Y
26	750000	20400901	62500	14978	0	0	0	0	Full	2 years	Y
27	0	20400901	49278.13	0	0	0	0	0	Full	2 years	Y
28	0	20400901	26814	0	0	0	0	0	Full	2 years	Y
29	0	20400901	20833	5833	0	0	0	0	Full	2 years	Y
30	0	20401001	16883	5684	0	0	0	0	Full	2 years	Y
31	0	20400901	4847.22	0	0	19142.14	0	0	Full	2 years	Y
32	0	20401001	0	0	0	0	0	0	Full	1 year	Y
33	0	20401101	8333	0	29875				Full	2 years	Y
34	400000	20401001	16250	3810	0	17251	0	0	Full	2 years	Y
35	350000	20401001	78112	0	0	10750	0	0	Full	2 years	Y
36	0	20401001	12190	0	0	0	0	0	Full	2 years	Y
37	0	20401101	16667	9671	0				Full	2 years	Y
38	0	20401001	25833.34	13333.33	0	0	0	0	Full	2 years	Y
39	0	20401201	0	0	0	0	0	0	Full	2 years	Y
40	0	20401001	21145	43605	0	0	0	0	Full	2 years	Y
41	1300000	20401001	56198	0	0	0	0	0	Full	2 years	Y
42	0	20401001	45832	0	0	0	0	0	Full	2 years	Y
43	100000	20401101	23338.34	0	0	0	0	0	Full	2 years	Y
44	0	20401201	91913	0	0	0	0	0	Full	2 years	Y
45	0	20401001	14583	36667	0	0	0	0	Full	2 years	Y
46	100000	20401101	27918	0	0	0	0	0	Full	2 years	Y
47	0	20401101	35004	0	0	0	0	0	Full	2 years	Y
48	0	20401101	38542	0	0	0	0	0	Full	2 years	Y
49	0	20401001	13666	0	0	19000	0	0	Full	2 years	Y
50	110000	20401101	63182	0	0	0	0	0	Full	2 years	Y
51	0	20401101	16250	11429	0	0	0	0	Full	2 years	Y
52	0	20401001	13650	0	0	15417	0	0	Full	2 years	Y
53	0	20401101	33333	133333	0	33333	21142	0	Full	2 years	Y
54	0	20401101	22917	0	0	0	0	0	Full	2 years	Y
55	0	20401101	54522	0	0	0	0	0	Full	2 years	Y
56	0	20401101	14185	0	0	17683	0	0	Full	2 years	Y
57	0	20401101	16667	31250	0	0	0	0	Full	2 years	Y
58	0	20401201	0	0	71602	0	0	0	Full	2 years	Y
59	0	20401201	178	0.00	0.00	17782.34	0	0	Full	2 years	Y
60	100000	20401201	18190	0	0	0	0	0	Full	2 years	Y
61	0	20401201	16666.67	0	0	0	0	0	Full	2 years	Y
62	500000	20390501	46268	0	0	0	0	0	Full	2 years	Y
63	0	20390501	0	0	0	0	0	0	Full	2 years	Y
64	0	20390301	27334	51833	0	7008	0	0	Full	2 years	Y
65	0	20390301	49546	0.00	0.00	0.00	0.00	0.00	Full	2 years	Y
66	0	20390301	19167	6292	0	0	0	0	Full	2 years	Y
67	0	20390301	15833	0.00	0.00	0.00	0.00	0.00	Full	2 years	Y
68	200000	20390301	26817	0.00	0.00	0.00	0.00	0.00	Full	2 years	Y
69	100000	20390801	0	0	0	0	0	0	Full	2 years	Y
70	0	20390401	20833	49946	0.00				Full	2 years	Y
71	0	20390301	0.00	0.00	0.00	0.00	0.00	0.00	Full	2 years	Y
72	0	20390401	14337	79360	0.00	0.00	0.00	0.00	Full	2 years	Y
73	300000	20390401	28592	0.00	0.00				Full	2 years	Y
74	0	20390401	0.00	0.00	0.00	5000	0.00	0.00	Full	2 years	Y
75	0	20390401	12500	45903	0.00				Full	2 years	Y
76	0	20390401	45147	0.00	0.00	0.00	0.00	0.00	Full	2 years	Y
77	0	20390401	0.00	0.00	0.00				Full	2 years	Y
78	0	20390401	0.00	0.00	0.00				Full	2 years	Y
79	0	20390401	67996	0.00	0.00	2790	0.00	0.00	Full	2 years	Y
80	500000	20390401	16229	0	0	0	0	0	Full	2 years	Y
81	0	20390501	0	0	0	0	0	0	Full	2 years	Y
82	0	20390401	18750	0.00	0.00	38354	0.00	0.00	Full	2 years	Y
83	0	20390401	49523	0.00	0.00	3025	0.00	0.00	Full	2 years	Y
84	0	20390401	23335	0.00	0.00	0.00	0.00	0.00	Full	2 years	Y
85	0	20390401	24794	0.00	0.00	0.00	0.00	0.00	Full	2 years	Y
86	110761.3	20390601	25000	24036	0	0	0	0	Full	2 years	Y
87	0	20390401	0	0	0	0	0	0	Full	2 years	Y
88	0	20390401	22568	0	0	0	0	0	Full	2 years	Y
89	150000	20390401	15000	77769	0				Full	2 years	Y
90	500000	20390401	22929.17	0	0	0	0	0	Full	2 years	Y
91	0	20390401	15488.42	0	0	0	0	0	Full	2 years	Y
92	0	20390501	10000	0	0	8333	0	0	Full	2 years	Y
93	0	20390501	8642	0	0	7750	0	0	Full	2 years	Y
94	100000	20390401	13750	0.00	0.00	7506	0	0	Full	2 years	Y
95	0	20390501	0	0	0	0	0	0	Full	2 years	Y
96	0	20390401	0	0	0	0	0	0	Full	2 years	Y
97	0	20390501	0	0	0	0	0	0	Full	2 years	Y
98	0	20390401	39781	13571	0	0	0	0	Full	2 years	Y
99	0	20390501	0	0	0	0	0	0	Full	2 years	Y
100	0	20390501	12500	0	0	0	0	0	Full	2 years	Y
101	0	20390501	3914.83	0	0	0	0	0	Full	2 years	Y
102	100000	20390401	17500	0.00	0.00	10350	0	0	Full	2 years	Y
103	300000	20390501	29349	23166.67	0	0	0	0	Full	2 years	Y
104	0	20390501	8750.02	0	8732	0	0	0	Full	2 years	Y
105	596500	20390401	0	0	0	0	0	0	Full	2 years	Y
106	0	20390401	0	0	25447	0	0	0	Full	2 years	Y
107	0	20390501	0	0	0	0	0	0	Full	2 years	Y
108	0	20390401	8334	0	61250	0	0	0	Full	2 years	Y
109	100000	20390501	0.00	0.00	0.00	0.00	0.00	0.00	Full	2 years	Y
110	100000	20390501	25657.6	12500	0	12780.46	0	0	Full	2 years	Y
111	0	20390501	0	0	0	0	0	0	Full	2 years	Y
112	0	20390501	14625	2100	0	0	0	0	Full	2 years	Y
113	0	20390501	24167	0	0	0	0	0	Full	2 years	Y
114	0	20390501	15000	6458	0	0	0	0	Full	2 years	Y
115	0	20390501	0	0	0	0	0	0	Full	2 years	Y
116	0	20390501	0	0	0	16666.67	0	0	Full	2 years	Y
117	100000	20390501	0	0	0				Full	2 years	Y
118	0	20390601	0	0	0	0	0	0	Full	2 years	Y
119	100000	20390501	18750	37500	0	0	0	0	Full	2 years	Y
120	78750	20390601	71250	0	0	0	0	0	Full	2 years	Y
121	187000	20390701	0.00	0.00	0.00	0.00	0.00	0.00	Full	2 years	Y
122	0	20400201	88555	0.00	0.00	0.00	0.00	0.00	Full	2 years	Y
123	0	20391201	0	0	0	0	0	0	Full	2 years	Y
124	0	20400201	17029	22000	0	0	0	0	Full	2 years	Y
125	0	20400301	0	0	0	0	0	0	Full	2 years	Y
126	300000	20400201	12500	0	0	7174	0	0	Full	2 years	Y
127	0	20400401	0.00	0.00	0.00	0.00	0.00	0.00	Full	2 years	Y
128	0	20400501	0	0	0	0	0	0	Full	2 years	Y
129	200000	20400701	37500	0	0	0	0	0	Full	2 years	Y
130	0	20400701	13852.32	0	0	0	0	0	Full	2 years	Y
131	500000	20400701	39270.88	0	0	37463.08	0	0	Full	2 years	Y
132	0	20400701	118550.8	0	0				Full	2 years	Y
133	0	20401001	10416.66	0	0	10567	0	0	Full	2 years	Y
134	0	20400701	42750	0	0				Full	2 years	Y
135	0	20401101	33333.33	0	0	7618	0	0	Full	2 years	Y
136	565000	20400801	66666.67	0.00	0	0	0	0	Full	2 years	Y
137	80000	20400801	8957	0	0	0	0	0	Full	2 years	Y
138	0	20400801	23752.61	0	0	0	0	0	Full	2 years	Y
139	0	20400701	0	0	0				Full	2 years	Y
140	1500000	20400701	0	0	0	12038	0	0	Full	2 years	Y
141	500000	20400801	12500	0	28066	12610	0	0	Full	2 years	Y
142	0	20400901	33333.33	0	0	0	0	0	Full	1 year	Y
143	0	20400901	31250	0	0				Full	2 years	Y
144	0	20400901	41666	0	0				Full	2 years	Y
145	156583.8	20400901	13333.34	25162	0	13333.34	25165	0	Full	2 years	Y
146	0	20401001	7500	0	51350				Full	2 years	Y
147	0	20400901	0.00	0.00	0				Full	2 years	Y
148	373600	20400901	35476	0	0	0	0	0	Full	2 years	Y
149	0	20400901	17500	13009.23	0	0	0	0	Full	2 years	Y
150	0	20400901	21042	0	0	0	0	0	Full	2 years	Y
151	0	20400901	25000	0	0				Full	2 years	Y
152	0	20400901	33333.34	0	0	0	0	0	Full	2 years	Y
153	340000	20400901	54147	0	0	0	0	0	Full	2 years	Y
154	0	20401001	28667	0	0	0	0	0	Full	2 years	Y
155	0	20401001	46364	0	0	0	0	0	Full	2 years	Y
156	0	20401001	20625	0	0	0	0	0	Full	2 years	Y
157	0	20401101	16667	0	0	0	0	0	Full	2 years	Y
158	0	20401001	41666.68	11562.5	0	0	0	0	Full	2 years	Y
159	0	20401001	16666.67	5869.5	0	0	0	0	Full	2 years	Y
160	100000	20401001	24850	0	0	1863	0	0	Full	2 years	Y
161	300000	20401001	8500	1680	0	1050	0	0	Full	2 years	Y
162	428996	20401201	42425	0	0	0	0	0	Full	2 years	Y
163	0	20401001	90000	0	0	0	0	0	Full	2 years	Y
164	376000	20401101	25000	3750	0	0	0	0	Full	2 years	Y
165	0	20401001	32527	0.00	0.00	0.00	0.00	0.00	Full	2 years	Y
166	0	20401201	44598	0	0	0	0	0	Full	2 years	Y
167	0	20401101	0	0	0	0	0	0	Full	2 years	Y
168	0	20401101	18750	8676	0	0	0	0	Full	2 years	Y
169	0	20401201	12528	0.00	0.00	0.00	0.00	0.00	Full	2 years	Y
170	0	20401201	34145	0.00	0.00				Full	2 years	Y
171	0	20410101	0	0	0	0	0	0	Full	2 years	Y

ASF RMBS DISCLOSURE PACKAGE

The American Securitization Forum is a broad-based professional forum through which participants in the U.S. securitization market advocate their common interests on important legal, regulatory and market practice issues. ASF members include over 380 firms, including issuers, investors, servicers, financial intermediaries, rating agencies, financial guarantors, legal and accounting firms, and other professional organizations involved in securitization transactions. The ASF also provides information, education and training on a range of securitization market issues and topics through industry conferences, seminars and similar initiatives. For more information about ASF, its members and activities, please go to www.americansecuritization.com.

Field Number	Field Name	Field Description	Type of Field	Data Type	Sample Data	Format	When Applicable?	Valid Values	Proposed Unique Coding	Notes
1	Primary Servicer	The MERS Organization ID of the company that has or will have the right to service the loan.	General Information	Numeric – Integer	2351805	9(7)	Always	”9999999” if Unknown
2	Servicing Fee—Percentage	Aggregate monthly fee paid to all servicers, stated in decimal form.	General Information	Numeric - Decimal	0.0025	9.999999	Loans without flat-dollar servicing fees	>= 0 and < 1		Must be populated if Field 3 is Null
3	Servicing Fee—Flat-dollar	Aggregate monthly fee paid to all servicers, stated as a dollar amount.	General Information	Numeric – Decimal	7.5	9(3).99	Loans with flat-dollar servicing fees	>= 0 and <= 999		Must be populated if 2 is Null
4	Servicing Advance Methodology	The manner in which principal and/or interest are to be advanced by the servicer.	General Information	Numeric – Integer	2	99	Always	See Coding	1 = Scheduled Interest, Scheduled Principal 2 = Actual Interest, Actual Principal 3 = Scheduled Interest, Actual Principal 99 = Unknown
5	Originator	The MERS Organization ID of the entity that lends funds to the borrower and, in return, places a lien on the mortgage property as collateral.	General Information	Numeric – Integer	5938671	9(7)	Always	”9999999” if Unknown
6	Loan Group	Indicates the collateral group number in which the loan falls (for structures with multiple collateral groups). Use “1” if there is only one loan group.	General Information	Text	1A	XXXX	Always	“UNK” if Unknown
7	Loan Number	Unique National Mortgage Loan ID Number (Vendor TBD).	General Information	Numeric – Integer	TBD	TBD	Always	TBD		Details to be provided by Vendor
8	Amortization Type	Indicates whether the loan’s interest rate is fixed or adjustable (Hybrid ARMs are adjustable).	Loan Type	Numeric – Integer	2	99	Always	See Coding	1 = Fixed 2 = Adjustable 99 = Unknown
9	Lien Position	A number indicating the loan’s lien position (1 = first lien, etc.).	Loan Type	Numeric – Integer	1	99	Always	>0	99 = Unknown
10	HELOC Indicator	Indicates whether the loan is a home equity line of credit.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
11	Loan Purpose	Indicates the purpose of the loan.	Loan Type	Numeric – Integer	9	99	Always	See Coding	See Appendix A
12	Cash Out Amount	For “Cash-out” loans (see Glossary): [NEW LOAN AMOUNT] – [PAID-OFF FIRST MORTGAGE LOAN AMOUNT] – [PAID-OFF SECOND MORTGAGE LOAN AMOUNT (if Second was used to purchase the property)] – [CLOSING COSTS].	Loan Type	Numeric – Decimal	72476.5	9(10).99	Always	>= 0
13	Total Origination and Discount Points (in dollars)	Amount paid to the lender to increase the lender’s effective yield and, in the case of discount points, to reduce the interest rate paid by the borrower.	Loan Type	Numeric – Decimal	5250	9(10).99	Always	>= 0		Typically Lines 801 and 802 of HUD Settlement Statement
14	Covered/High Cost Loan Indicator	Indicates whether the loan is categorized as “high cost” or “covered” according to state or federal statutes or regulations.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
15	Relocation Loan Indicator	Indicates whether the loan is part of a corporate relocation program.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
16	Broker Indicator	Indicates whether a broker took the application.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
17	Channel	Code indicating the source (channel) from which the Issuer obtained the mortgage loan.	Loan Type	Numeric – Integer	2	99	Always	See Coding	1 = Retail 2 = Broker 3 = Correspondent Bulk 4 = Correspondent Flow with delegated underwriting 5 = Correspondent Flow without delegated underwriting 99 = Unknown
18	Escrow Indicator	Indicates whether various homeownership expenses are paid by the borrower directly or through an escrow account (as of securitization cut-off date).	Loan Type	Numeric – Integer	3	99	Always	See Coding	0 = No Escrows 1 = Taxes 2 = Insurance 3 = HOA dues 4 = Taxes and Insurance 5 = All 99 =Unknown
19	Senior Loan Amount(s)	For non-first mortgages, the sum of the balances of all associated senior mortgages at the time of origination of the subordinate lien.	Mortgage Lien Info	Numeric – Decimal	611004.25	9(10).99	If Lien Position > 1	>= 0
20	Loan Type of Most Senior Lien	For non-first mortgages, indicates whether the associated first mortgage is a Fixed, ARM, Hybrid, or negative amortization loan.	Mortgage Lien Info	Numeric – Integer	2	99	If Lien Position > 1	See Coding	1 = Fixed Rate 2 = ARM 3 = Hybrid 4 = Neg Am 99 = Unknown
21	Hybrid Period of Most Senior Lien (in months)	For non-first mortgages where the associated first mortgage is a hybrid ARM, the number of months remaining in the initial fixed interest rate period for the hybrid first mortgage.	Mortgage Lien Info	Numeric – Integer	23	999	If Lien Position > 1 AND the most senior lien is a hybrid ARM (see Field 20)	>= 0
22	Neg Am Limit of Most Senior Lien	For non-first mortgages where the associated first mortgage features negative amortization, the maximum percentage by which the negatively amortizing balance may increase (expressed as a proportion of the senior lien’s original balance).	Mortgage Lien Info	Numeric – Decimal	1.25	9.999999	If Lien Position > 1 AND the senior lien is Neg Am (see Field 20)	>= 1 and <= 2
23	Junior Mortgage Balance	For first mortgages with subordinate liens at the time of origination, the combined balance of the subordinate liens (if known).	Mortgage Lien Info	Numeric – Decimal	51775.12	9(10).99	If Lien Position = 1 and there is a 2nd lien on the subject property	>= 0		Subject to Regulatory Confirmation
24	Origination Date of Most Senior Lien	For non-first mortgages, the origination date of the associated first mortgage.	Mortgage Lien Info	Date	20090914	YYYYMMDD	If Lien Position > 1 and there is a 2nd lien on the subject property	“19010101” if unknown
25	Origination Date	The date of the Mortgage Note and Mortgage/Deed of Trust	Loan Term and Amortization Type	Date	20090914	YYYYMMDD	Always	“19010101” if unknown
26	Original Loan Amount	The dollar amount of the mortgage loan, as specified on the mortgage note at the time of the loan’s origination. For HELOCs, the maximum available line of credit.	Loan Term and Amortization Type	Numeric – Decimal	150000	9(10).99	Always	>0
27	Original Interest Rate	The original note rate as indicated on the mortgage note.	Loan Term and Amortization Type	Numeric – Decimal	0.0475	9.999999	Always	> 0 and <= 1
28	Original Amortization Term	The number of months in which the loan would be retired if the amortizing principal and interest payment were to be paid each month.	Loan Term and Amortization Type	Numeric – Integer	360	999	Always	>= 60
29	Original Term to Maturity	The initial number of months between loan origination and the loan maturity date, as specified on the mortgage note.	Loan Term and Amortization Type	Numeric – Integer	60	999	Always	>0	N/A
30	First Payment Date of Loan	The date of the first scheduled mortgage payment to be made by the borrower as specified on the mortgage note.	Loan Term and Amortization Type	Date	20090914	YYYYMMDD	Always	“19010101” if unknown	N/A
31	Interest Type Indicator	Indicates whether the interest rate calculation method is simple or actuarial.	Loan Term and Amortization Type	Numeric – Integer	2	99	Always	See Coding	1= Simple 2 = Actuarial 99 = Unknown
32	Original Interest Only Term	Original interest-only term for a loan in months (including NegAm Loans).	Loan Term and Amortization Type	Numeric – Integer	60	999	Always	>= 0 and <= 240 Unknown = Blank; No Interest Only Term = 0
33	Buy Down Period	The total number of months during which any buy down is in effect, representing the accumulation of all buy down periods.	Loan Term and Amortization Type	Numeric – Integer	65	999	Always	>= 0 and <= 100 Unknown = Blank; No Buy Down = 0
34	HELOC Draw Period	The original number of months during which the borrower may draw funds against the HELOC account.	Loan Term and Amortization Type	Numeric – Integer	24	999	HELOCs Only	>= 12 and <= 120
35	Current Loan Amount	Mortgage loan outstanding principal balance as of cut-off date. For HELOCs, the current drawn amount.	Loan Term and Amortization Type	Numeric – Decimal	248951.19	9(10).99	Always	>= 0
36	Current Interest Rate	The interest rate used to calculate the current P&I or I/O payment.	Loan Term and Amortization Type	Numeric – Decimal	0.05875	9.999999	Always	> 0 and <= 1
37	Current Payment Amount Due	Next Total Payment due to be collected (including principal, interest or both—but Exclude Escrow Amounts).	Loan Term and Amortization Type	Numeric – Decimal	1250.15	9(10).99	Always	> 0
38	Interest Paid Through Date	The date through which interest is paid with the current payment, which is the effective date from which interest will be calculated for the application of the next payment.	Loan Term and Amortization Type	Date	20090429	YYYYMMDD	Always	“19010101” if unknown
39	Current Payment Status	Number of payments the borrower is past due as of the securitization cut-off date.	Loan Term and Amortization Type	Numeric – Integer	3	99	Always	>= 0
40	Index Type	Specifies the type of index to be used to determine the interest rate at each adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	18	99	ARMs Only	See Coding	See Appendix B
41	ARM Look-back Days	The number of days prior to the interest rate adjustment date to retrieve the index value.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	45	99	ARMs Only	>= 0 to <=99
42	Gross Margin	The percentage stated on the mortgage note representing the spread between the ARM Index value and the mortgage interest rate. The gross mortgage margin is added to the index value to establish a new gross interest rate in the manner prescribed on the mortgage note.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.03	9.999999	ARMs Only	>0 and <= 1
43	ARM Round Flag	An indicator of whether an adjusted interest rate is rounded to the next higher ARM round factor, to the next lower round factor, or to the nearest round factor.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	3	9	ARMs Only	See Coding	0 = No Rounding 1 = Up 2 = Down 3 = Nearest 99=Unknown
44	ARM Round Factor	The percentage to which an adjusted interest rate is to be rounded.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.0025 or 0.00125	9.999999	ARMs Only Where ARM Round Flag = 1, 2, or 3	>= 0 and < 1
45	Initial Fixed Rate Period	For hybrid ARMs, the period between the first payment date of the mortgage and the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	60	999	Hybrid ARMs Only	>= 1 to <=240
46	Initial Interest Rate Cap (Change Up)	The maximum percentage by which the mortgage note rate may increase at the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1
47	Initial Interest Rate Cap (Change Down)	The maximum percentage by which the mortgage note rate may decrease at the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1
48	Subsequent Interest Rate Reset Period	The number of months between subsequent rate adjustments.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	60	999	ARMs Only	>=0 and <= 120		0 = Loan does not adjust after initial reset
49	Subsequent Interest Rate (Change Down)	The maximum percentage by which the interest rate may decrease at each rate adjustment date after the initial adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1
50	Subsequent Interest Rate Cap (Change Up)	The maximum percentage by which the interest rate may increase at each rate adjustment date after the initial adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1
51	Lifetime Maximum Rate (Ceiling)	The maximum interest rate that can be in effect during the life of the loan.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.125	9.999999	ARMs Only	>= 0 and <= 1		=1 if no ceiling specified
52	Lifetime Minimum Rate (Floor)	The minimum interest rate that can be in effect during the life of the loan.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.015	9.999999	ARMs Only	>= 0 and <= 1		If no floor is specified enter the greater of the margin or 0.
53	Negative Amortization Limit	The maximum amount of negative amortization allowed before recast is required. (Expressed as a percentage of the original unpaid principal balance.)	Negative Amortization	Numeric – Decimal	1.25	9.999999	Negatively Amortizing ARMs Only	>=0, and <2
54	Initial Negative Amortization Recast Period	The number of months in which the payment is required to recast if the loan does not reach the prescribed maximum balance earlier.	Negative Amortization	Numeric – Integer	60	999	Negatively Amortizing ARMs Only	>=0
55	Subsequent Negative Amortization Recast Period	The number of months after which the payment is required to recast AFTER the first recast period.	Negative Amortization	Numeric – Integer	48	999	Negatively Amortizing ARMs Only	>=0
56	Initial Fixed Payment Period	Number of months after origination during which the payment is fixed.	Negative Amortization	Numeric – Integer	60	999	Negatively Amortizing Hybrid ARMs Only	>= 0 to <=120
57	Subsequent Payment Reset Period	Number of months between payment adjustments after first payment reset.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
58	Initial Periodic Payment Cap	The maximum percentage by which a payment can change (increase or decrease) in the first period.	Negative Amortization	Numeric – Decimal	0.075	9.999999	Negatively Amortizing ARMs Only	>= 0 and < 1
59	Subsequent Periodic Payment Cap	The maximum percentage by which a payment can change (increase or decrease) in one period after the initial cap.	Negative Amortization	Numeric – Decimal	0.075	9.999999	Negatively Amortizing ARMs Only	>= 0 and < 1
60	Initial Minimum Payment Reset Period	The maximum number of months a borrower can initially pay the minimum payment before a new minimum payment is determined.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
61	Subsequent Minimum Payment Reset Period	The maximum number of months (after the initial period) a borrower can pay the minimum payment before a new minimum payment is determined after the initial period.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
62	Option ARM Indicator	An indicator of whether the loan is an Option ARM.	Negative Amortization	Numeric – Integer	1	99	ARMs Only	See Coding	0 = No 1 = Yes 99 = Unknown
63	Options at Recast	The means of computing the lowest monthly payment available to the borrower after recast.	Option ARM	Numeric – Integer	2	99	Option ARMs Only	N/A	1= Fully amortizing 30 year 2= Fully amortizing 15 year 3=Fully amortizing 40 year 4 = Interest-Only 5 = Minimum Payment 99= Unknown
64	Initial Minimum Payment	The initial minimum payment the borrower is permitted to make.	Option ARM	Numeric – Decimal	879.52	99	Option ARMs Only	>=0
65	Current Minimum Payment	Current Minimum Payment (in dollars).	Negative Amortization	Numeric – Decimal	250	9(10).99	Option ARMs Only	>= 0
66	Prepayment Penalty Calculation	A description of how the prepayment penalty would be calculated during each phase of the prepayment penalty term.	Prepayment Penalties	Numeric – Integer	12	99	Always	See Coding	See Appendix C
67	Prepayment Penalty Type	• Hard: The prepayment penalty is incurred regardless of the reason the loan is prepaid in full. • Hybrid: The prepayment penalty can be characterized as hard for a certain amount of time and as soft during another period.	Prepayment Penalties	Numeric – Integer	1	99	All loans with Prepayment Penalties (i.e., loans for which Field 66 = something other than “0”)	See Coding	1 = Hard 2 = Soft 3 = Hybrid 99 = Unknown
68	Prepayment Penalty Total Term	The total number of months that the prepayment penalty may be in effect.	Prepayment Penalties	Numeric – Integer	60	999	All loans with Prepayment Penalties (i.e., loans for which Field 66 = something other than “0”)	>0 to <=120
69	Prepayment Penalty Hard Term	For hybrid prepayment penalties, the number of months during which a “hard” prepayment penalty applies.	Prepayment Penalties	Numeric – Integer	12	999	Loans with Hybrid Prepayment Penalties (i.e., loans for which Field 67 = “3”)	>= 0 to <=120
70	Primary Borrower ID	A lender-generated ID number for the primary borrower on the mortgage	Borrower	Numeric—Integer	123456789	999999999	Always	>0		Used to identify the number of times a single borrower appears in a given deal.
71	Number of Mortgaged Properties	The number of properties owned by the borrower that currently secure mortgage loans.	Borrower	Numeric – Integer	1	99	Always	> 0
72	Total Number of Borrowers	The number of Borrowers who are obligated to repay the mortgage note.	Borrower	Numeric – Integers	2	99	Always	> 0
73	Self-employment Flag	An indicator of whether the primary borrower is self-employed.	Borrower	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
74	Current ‘Other’ Monthly Payment	The aggregate of all payments pertaining to the subject property other than principal and interest (includes common charges, condo fees, T&I, HOA, etc.), whether escrowed or not.	Loan Term and Amortization Type	Numeric – Decimal	1789.25	9(10).99	Always	> 0
75	Length of Employment: Borrower	The number of years of service with the borrower’s current employer as of the date of the loan.	Borrower Qualification	Numeric – Decimal	3.5	99.99	Always	>=0
76	Length of Employment: Co-Borrower	The number of years of service with the co-borrower’s current employer as of the date of the loan.	Borrower Qualification	Numeric – Decimal	3.5	99.99	If “Total Number of Borrowers” > 1	>= 0
77	Years in Home	Length of time that the borrower has been at current address.	Borrower Qualification	Numeric – Decimal	14.5	99.99	Refinances of Primary Residences Only (Loan Purpose = 1, 2, 3, 4, 8 or 9)	> 0
78	FICO Model Used	Indicates whether the FICO score was calculated using the Classic, Classic 08, or Next Generation model.	Borrower Qualification	Numeric – Integer	1	99	If a FICO score was obtained	See Coding	1 = Classic 2 = Classic 08 3 = Next Generation 99 = Unknown
79	Most Recent FICO Date	Specifies the date on which the most recent FICO score was obtained	Borrower Qualification	Date	20090914	YYYYMMDD	If a FICO score was obtained	“19010101” if unknown		Issuers unable to Provide may Rep and Warrant that the FICO score used for underwriting was not more than 4 months old at the date of issuance.
80	Primary Wage Earner Original FICO: Equifax	Equifax FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
81	Primary Wage Earner Original FICO: Experian	Experian FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
82	Primary Wage Earner Original FICO: TransUnion	TransUnion FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
83	Secondary Wage Earner Original FICO: Equifax	Equifax FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
84	Secondary Wage Earner Original FICO: Experian	Experian FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
85	Secondary Wage Earner Original FICO: TransUnion	TransUnion FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
86	Most Recent Primary Borrower FICO	Most Recent Primary Borrower FICO score used by the lender to approve the loan.	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
87	Most Recent Co-Borrower FICO	Most Recent Co-Borrower FICO score used by the lender to approve the loan.	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
88	Most Recent FICO Method	Number of credit repositories used to update the FICO Score.	Borrower Qualification	Numeric – Integer	2	9	If a FICO score was obtained	>0
89	VantageScore: Primary Borrower	Credit Score for the Primary Borrower used to approve the loan and obtained using the Vantage credit evaluation model.	Borrower Qualification	Numeric – Integer	720	9999	If a Vantage Credit Score was obtained	>= 501 and <= 990
90	VantageScore: Co-Borrower	Credit Score for the Co-borrower used to approve the loan and obtained using the Vantage credit evaluation model.	Borrower Qualification	Numeric – Integer	720	9999	If a VantageScore was obtained AND “Total Number of Borrowers” > 1	>= 501 and <= 990
91	Most Recent VantageScore Method	Number of credit repositories used to update the Vantage Score.	Borrower Qualification	Numeric – Integer	2	9	If a Vantage Credit Score was obtained	>0
92	VantageScore Date	Date Vantage Credit Score was obtained.	Borrower Qualification	Date	20090914	YYYYMMDD	If a Vantage Credit Score was obtained	“19010101” if unknown
93	Credit Report: Longest Trade Line	The length of time in months that the oldest active trade line, installment or revolving, has been outstanding. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Integer	999	999	Always	> =0		Subject to Regulatory Confirmation
94	Credit Report: Maximum Trade Line	The dollar amount for the trade line, installment or revolving, with the largest unpaid balance. For revolving lines of credit, e.g. credit card, the dollar amount reported should reflect the maximum amount of credit available under the credit line whether used or not. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Decimal	339420.19	9(10).99	Always	>=0		Subject to Regulatory Confirmation
95	Credit Report: Number of Trade Lines	A count of non-derogatory, currently open and active, consumer trade lines (installment or revolving) for the borrower. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Integer	57	999	Always	>=0		Subject to Regulatory Confirmation
96	Credit Line Usage Ratio	Sum of credit balances divided by sum of total open credit available.	Borrower Qualification	Numeric – Decimal	0.27	9.999999	Always	>= 0 and <= 1		Subject to Regulatory Confirmation
97	Most Recent 12-month Pay History	String indicating the payment status per month listed from oldest to most recent.	Borrower Qualification	Text	77X123200001	X(12)	Always	See Coding	0 = Current 1 = 30-59 days delinquent 2 = 60-89 days delinquent 3 = 90-119 days delinquent 4 = 120+ days delinquent 5 = Foreclosure 6 = REO 7 = Loan did not exist in period X = Unavailable
98	Months Bankruptcy	Number of months since any borrower was discharged from bankruptcy. (Issuers unable to provide this information may rep and warrant that at least x years—as specified in the loan program—have passed since most recent discharge from bankruptcy.)	Borrower Qualification	Numeric – Integer	12	999	If Borrower has ever been in Bankruptcy	>= 0		Blank = Borrower is not known to have been in bankruptcy
99	Months Foreclosure	Number of months since foreclosure sale date. (Issuers unable to provide this information may rep and warrant that at least x years—as specified in the loan program— have passed since most recent foreclosure.)	Borrower Qualification	Numeric – Integer	12	999	If Borrower has ever been in Foreclosure	>= 0		Blank = Borrower is not known to have been in foreclosure
100	Primary Borrower Wage Income	Monthly base wage income for primary borrower.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
101	Co-Borrower Wage Income	Monthly base wage income for all other borrowers.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	If “Total Number of Borrowers” > 1	>= 0
102	Primary Borrower Other Income	Monthly Other (non-wage) income for primary borrower. (This figure should include net rental income and be reduced by any net rental loss.)	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
103	Co-Borrower Other Income	Monthly Other (non-wage) income for all other borrowers. (This figure should include net rental income and be reduced by any net rental loss.)	Borrower Qualification	Numeric – Decimal	9000	9(9).99	If “Total Number of Borrowers” > 1	>= 0
104	All Borrower Wage Income	Monthly income of all borrowers derived from base salary only.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
105	All Borrower Total Income	Monthly income of all borrowers derived from base salary, commission, tips and gratuities, overtime and bonuses, part-time or second-job earnings, alimony, child support, interest and dividend income, notes receivable, trust income, net rental income, retirement income, social security, veterans income, military income, foster care income, and self-employed income.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
106	4506-T Indicator	A yes/no indicator of whether a Transcript of Tax Return (received pursuant to the filing of IRS Form 4506-T) was obtained and considered.	Borrower Qualification	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
107	Borrower Income Verification Level	A code indicating the extent to which the borrower’s income has been verified: Level 4 Income Verification = [W-2 (Prev. Yr.) OR TAX RETURNS* (Prev. Yr.)] AND PAY STUBS (YTD (at least one month)–if salaried) Level 5 Income Verification = 24 months income verification (W-2s, pay stubs, bank statements and/or tax returns**)	Borrower Qualification	Numeric – Integer	1	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, “Level 4” Verified (as defined) 5 = Stated, “Level 5” Verified (as defined)
108	Co-Borrower Income Verification	A code indicating the extent to which the co-borrower’s income has been verified: Level 4 Income Verification = [W-2 (Prev. Yr.) OR TAX RETURNS* (Prev. Yr.)] AND PAY STUBS (YTD (at least one month)–if salaried) Level 5 Income Verification = 24 months income verification (W-2s, pay stubs, bank statements and/or tax returns**)	Borrower Qualification	Numeric – Integer	2	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, “Level 4” Verified (as defined) 5 = Stated, “Level 5” Verified (as defined)
109	Borrower Employment Verification	A code indicating the extent to which the primary borrower’s employment has been verified: Level 3 Verified = Direct Independent Verification with a third party of the borrower’s current employment.	Borrower Qualification	Numeric – Integer	2	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, Level 3 Verified (as defined)
110	Co-Borrower Employment Verification	A code indicating the extent to which the co-borrower’s employment has been verified: Level 3 Verified = Direct Independent Verification with a third party of the co-borrower’s current employment.	Borrower Qualification	Numeric – Integer	1	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, Level 3 Verified (as defined)
111	Borrower Asset Verification	A code indicating the extent to which the primary borrower’s assets used to qualify the loan have been verified: Level 4 Verified = 2 months of bank statements/balance documentation (written or electronic) for liquid assets (or gift letter).	Borrower Qualification	Numeric – Integer	3	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, Level 4 Verified (as defined)
112	Co-Borrower Asset Verification	A code indicating the extent to which the co-borrower’s assets used to qualify the loan have been verified: Level 4 = 2 months of bank statements/balance documentation (written or electronic) for liquid assets (or gift letter).	Borrower Qualification	Numeric – Integer	2	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, Level 4 Verified (as defined)
113	Liquid / Cash Reserves	The actual dollar amount of remaining verified liquid assets after settlement. (This should not include cash out amount of subject loan.)	Borrower Qualification	Numeric – Decimal	3242.76	9(9).99	Always	>= 0
114	Monthly Debt All Borrowers	The aggregate monthly payment due on other debt (excluding only installment loans with fewer than 10 payments remaining and other real estate loans used to compute net rental income-- which is added/subtracted in the income fields).	Borrower Qualification	Numeric – Decimal	3472.43	9(9).99	Always	>= 0
115	Originator DTI	Total Debt to income ratio used by the originator to qualify the loan.	Borrower Qualification	Numeric – Decimal	0.35	9.999999	Always	>= 0 and >= 1
116	Fully Indexed Rate	The fully indexed interest rate as of securitization cut-off.	Borrower Qualification	Numeric – Decimal	0.0975	9.999999	ARMs Only	>= 0 and >= 1
117	Qualification Method	Type of mortgage payment used to qualify the borrower for the loan.	Borrower Qualification	Numeric – Integer	3	99	Always	See Coding	1 = Start Rate 2 = First Year Cap Rate 3 = I/O Amount 4 = Fully Indexed 5 = Min Payment 98 = Other 99 = Unknown
118	Percentage of Down Payment from Borrower Own Funds	Include only borrower funds, do not include any gift or borrowed funds. (Issuers may provide the actual percentage for each loan, or the guideline percentage and note departure concentration on the transaction summary.)	Borrower Qualification	Numeric – Decimal	0.5	9.999999	Purchase Loans Only	>= 0 and >= 1
119	City	The name of the city.	Subject Property	Text	New York	X(45)	Always	Unk=Unknown
120	State	The name of the state as a 2-digit Abbreviation.	Subject Property	Text	NY	XX	Always	See Coding	See Appendix H
121	Postal Code	The postal code (zip code in the US) where the subject property is located.	Subject Property	Text	10022	X(5)	Always	Unk=Unknown
122	Property Type	Specifies the type of property being used to secure the loan.	Subject Property	Numeric – Integer	11	99	Always	See Coding	See Appendix D
123	Occupancy	Specifies the property occupancy status (e.g., owner-occupied, investment property, second home, etc.).	Subject Property	Numeric – Integer	4	9	Always	See Coding	See Appendix E
124	Sales Price	The negotiated price of a given property between the buyer and seller.	Subject Property	Numeric – Decimal	450000.23	9(10).99	Purchase Loans Only	> 0
125	Original Appraised Property Value	The appraised value of the property used to approve the loan.	Subject Property	Numeric – Decimal	550000.23	9(10).99	Always	> 0
126	Original Property Valuation Type	Specifies the method by which the property value (at the time of underwriting) was reported.	Subject Property	Numeric – Integer	8	99	Always	See Coding	See Appendix F
127	Original Property Valuation Date	Specifies the date on which the original property value (at the time of underwriting) was reported. (Issuers unable to provide may Rep and Warrant that the appraisal used for underwriting was not more than x days old at time of loan closing.)	Subject Property	Date	20090914	YYYYMMDD	Always	“19010101” if unknown
128	Original Automated Valuation Model (AVM) Model Name	The name of the AVM Vendor if an AVM was used to determine the original property valuation.	Subject Property	Numeric – Integer	1	99	Always	See Appendix I	See Appendix I
129	Original AVM Confidence Score	The confidence range presented on the AVM report.	Subject Property	Numeric – Decimal	0.74	9.999999	If AVM Model Name (Field 127) > 0	>= 0 to <= 1
130	Most Recent Property Value[1]	If a valuation was obtained subsequent to the valuation used to calculate LTV, the most recent property value.	Subject Property	Numeric – Decimal	500000	9(10).99	If updated value was obtained subsequent to loan approval	> 0
131	Most Recent Property Valuation Type	If an additional property valuation was obtained after the valuation used for underwriting purposes, the method by which the property value was reported.	Subject Property	Numeric – Integer	6	9	If updated value was obtained subsequent to loan approval	See Coding	See Appendix F
132	Most Recent Property Valuation Date	Specifies the date on which the updated property value was reported.	Subject Property	Date	20090914	YYYYMMDD	If updated value was obtained subsequent to loan approval	“19010101” if unknown
133	Most Recent AVM Model Name	The name of the AVM Vendor if an AVM was used to determine the updated property valuation.	Subject Property	Numeric – Integer	19	99	If updated value was obtained subsequent to loan approval	See Coding	See Appendix I
134	Most Recent AVM Confidence Score	If AVM used to determine the updated property valuation, the confidence range presented on the AVM report.	Subject Property	Numeric – Decimal	0.85	9.999999	If “Most Recent AVM Model Name” > 0	>= 0 to <= 1
135	Original CLTV	The ratio obtained by dividing the amount of all known outstanding mortgage liens on a property at origination by the lesser of the appraised value or the sales price.	Loan-to-Value (LTV)	Numeric – Decimal	0.96	9.999999	Always	>= 0 and <= 1.5
136	Original LTV	The ratio obtained by dividing the original mortgage loan amount on the note date by the lesser of the mortgaged property’s appraised value on the note date or its purchase price.	Loan-to-Value (LTV)	Numeric – Decimal	0.8	9.999999	Always	>= 0 and <= 1.25
137	Original Pledged Assets	The total value of assets pledged as collateral for the loan at the time of origination. Pledged assets may include cash or marketable securities.	Loan-to-Value (LTV)	Numeric – Decimal	75000	9(10).99	Always	>=0
138	Mortgage Insurance Company Name	The name of the entity providing mortgage insurance for a loan.	Mortgage Insurance	Numeric – Integer	3	99	Always	See Coding	See Appendix G
139	Mortgage Insurance Percent	Mortgage Insurance coverage percentage.	Mortgage Insurance	Numeric – Decimal	0.25	9.999999	“Mortgage Insurance Company Name” > 0	>= 0 to <= 1
140	MI: Lender or Borrower Paid?	An indicator of whether mortgage insurance is paid by the borrower or the lender.	Mortgage Insurance	Numeric – Integer	1	99	“Mortgage Insurance Company Name” > 0	See Coding	1 = Borrower-Paid 2 = Lender- Paid 99 = Unknown
141	Pool Insurance Co. Name	Name of pool insurance provider.	Mortgage Insurance	Numeric – Integer	8	99	Always	See Coding	See Appendix G
142	Pool Insurance Stop Loss %	The aggregate amount that a pool insurer will pay, calculated as a percentage of the pool balance.	Mortgage Insurance	Numeric – Decimal	0.25	9.999999	Pool MI Company > 0	>= 0 to <= 1
143	MI Certificate Number	The unique number assigned to each individual loan insured under an MI policy.	Mortgage Insurance	Text	123456789G	X(20)	MI Company	UNK = Unknown
144	Updated DTI (Front-end)	Updated front-end DTI ratio (total monthly housing expense divided by total monthly income) used to qualify the loan modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.35	9.999999	Modified Loans Only	>= 0 and >= 1
145	Updated DTI (Back-end)	Updated back-end DTI ratio (total monthly debt expense divided by total monthly income) used to qualify the loan modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.35	9.999999	Modified Loans Only	>= 0 and >= 1
146	Modification Effective Payment Date	Date of first payment due post modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Date	20090914	YYYYMMDD	Modified Loans Only	“19010101” if unknown
147	Total Capitalized Amount	Amount added to the principal balance of a loan due to the modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
148	Total Deferred Amount	Any non-interest-bearing deferred amount (e.g., principal, interest and fees).	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
149	Pre-Modification Interest (Note) Rate	Scheduled Interest Rate Of The Loan Immediately Preceding The Modification Effective Payment Date.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.075	9.999999	Modified Loans Only	>= 0 to <= 1
150	Pre-Modification P&I Payment	Scheduled Total Principal And Interest Payment Amount Preceding The Modification Effective Payment Date – or if servicer is no longer advancing P&I, the payment that would be in effect if the loan were current.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	2310.57	9(10).99	Modified Loans Only	> 0
151	Pre-Modification Initial Interest Rate Change Downward Cap	Maximum amount the rate can adjust downward on the first interest rate adjustment date (prior to modification) – Only provide if the rate floor is modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.015	9.999999	Modified Loans Only	>= 0 to <= 1
152	Pre-Modification Subsequent Interest Rate Cap	Maximum increment the rate can adjust upward AFTER the initial rate adjustment (prior to modification) – Only provide if the Cap is modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.015	9.999999	Modified Loans Only	>= 0 to <= 1
153	Pre-Modification Next Interest Rate Change Date	Next Interest Reset Date Under The Original Terms Of The Loan (one month prior to new payment due date).	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Date	20090914	YYYYMMDD	Modified Loans Only	“19010101” if unknown
154	Pre-Modification I/O Term	Interest Only Term (in months) preceding The Modification Effective Payment Date.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Integer	36	999	Modified Loans Only	>= 0 to <= 120
155	Forgiven Principal Amount	The sum total of all principal balance reductions (as a result of loan modification) over the life of the loan.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
156	Forgiven Interest Amount	The sum total of all interest incurred and forgiven (as a result of loan modification) over the life of the loan.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
157	Number of Modifications	The number of times the loan has been modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Integer	1	9	Modified Loans Only	>= 0
MH-1	Real Estate Interest	Indicates whether the property on which the manufactured home is situated is owned outright or subject to the terms of a short- or long-term lease. (A long-term lease is defined as a lease whose term is greater than or equal to the loan term.)	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Coding	1 = Owned 2 = Short-term lease 3 = Long-term lease 99 = Unavailable
MH-2	Community Ownership Structure	If the manufactured home is situated in a community, a means of classifying ownership of the community.	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Coding	1 = Public Institutional 2 = Public Non-Institutional 3 = Private Institutional 4 = Private Non-Institutional 5 = HOA-Owned 6 = Non-Community 99 = Unavailable
MH-3	Year of Manufacture	The year in which the home was manufactured (Model Year -- YYYY Format). Required only in cases where a full appraisal is not provided.	Manufactured Housing	Numeric – Integer	2006	YYYY	Manufactured Housing Loans Only	1901 = Unavailable
MH-4	HUD Code Compliance Indicator (Y/N)	Indicates whether the home was constructed in accordance with the 1976 HUD code. In general, homes manufactured after 1976 comply with this code.	Manufactured Housing	Numeric – Integer	1	9	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-5	Gross Manufacturer’s Invoice Price	The total amount that appears on the manufacturer’s invoice (typically includes intangible costs such as transportation, association, on-site setup, service and warranty costs, taxes, dealer incentives, and other fees).	Manufactured Housing	Numeric – Decimal	72570.62	9(10).99	Manufactured Housing Loans Only	>= 0
MH-6	LTI (Loan-to-Invoice) Gross	The ratio of the loan amount divided by the Gross Manufacturer’s Invoice Price (Field MH-5).	Manufactured Housing	Numeric – Decimal	0.75	9.999999	Manufactured Housing Loans Only	>= 0 to <= 1
MH-7	Net Manufacturer’s Invoice Price	The Gross Manufacturer’s Invoice Price (Field MH-5) minus intangible costs, including: transportation, association, on-site setup, service, and warranty costs, taxes, dealer incentives, and other fees.	Manufactured Housing	Numeric – Decimal	61570.62	9(10).99	Manufactured Housing Loans Only	>= 0
MH-8	LTI (Net)	The ratio of the loan amount divided by the Net Manufacturer’s Invoice Price (Field MH-7).	Manufactured Housing	Numeric – Decimal	0.62	9.999999	Manufactured Housing Loans Only	>= 0 to <= 1
MH-9	Manufacturer Name	The manufacturer of the subject property. (To be applied only in cases where no appraised value/other type of property valuation is available.)	Manufactured Housing	Text	“XYZ Corp”	Char (100)	Manufactured Housing Loans Only (where no appraised value is provided)	MH Manufacturer name in double quotation marks
MH-10	Model Name	The model name of the subject property. (To be applied only in cases where no appraised value/other type of property valuation is available.)	Manufactured Housing	Text	“DX5-916-X”	Char (100)	Manufactured Housing Loans Only (where no appraised value is provided)	MH Model name in double quotation marks
MH-11	Down Payment Source	An indicator of the source of the down payment used by the borrower to acquire the property and qualify for the mortgage.	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Codes	1 = Cash 2 = Proceeds from trade in 3 = Land in Lieu 4 = Other 99 = Unavailable
MH-12	Community/Related Party Lender (Y/N)	An indicator of whether the loan was made by the community owner, an affiliate of the community owner or the owner of the real estate upon which the collateral is located.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-13	Defined Underwriting Criteria (Y/N)	An indicator of whether the loan was made in accordance with a defined and/or standardized set of underwriting criteria.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-14	Chattel Indicator	An Indicator of whether the secured property is classified as chattel or Real Estate.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = Real Estate 1 = Chattel 99 = Unavailable

ATTACHMENT 2

SALE AND SERVICING AGREEMENT

See Exhibit 10.3.

EXHIBIT D-3

INITIAL AUTHORIZED REPRESENTATIVES OF THE SERVICER

Name	Title	Specimen Signature
________________________	________________________	________________________
________________________	________________________	________________________
________________________	________________________	________________________
________________________	________________________	________________________
________________________	________________________	________________________
________________________	________________________	________________________
________________________	________________________	________________________
________________________	________________________	________________________
________________________	________________________	________________________
________________________	________________________	________________________
________________________	________________________	________________________
________________________	________________________	________________________
________________________	________________________	________________________
________________________	________________________	________________________
________________________	________________________	________________________

EXHIBIT F

REQUEST FOR RELEASE OF DOCUMENTS

To:	Wells Fargo Bank, N.A.	Date: _______________
751 Kasota Avenue
Minneapolis, MN 55414
Attn: WFDC Release Department.

Re:
Custodial Agreement, dated as of February 1, 2011, among Citibank, N.A., as Trustee, Wells Fargo Bank, N.A., as Custodian, Sequoia Residential Funding, Inc., as Depositor, and Redwood Residential Acquisition Corporation, as Seller

In connection with the administration of the Mortgage Loans held by you as Custodian for the Trustee pursuant to the above-captioned Custodial Agreement, we request the release of the Custodian’s Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number: ___________________	Investor Number: _________________

Mortgagor Name, Address & Zip Code: _______	Pool Number:____________________

Reason for Requesting Documents (check one):

_______ 1. Mortgage Paid in Full

_______ 2. Foreclosure

_______ 3.  Substitution

_______  4. Other Liquidation

_______ 5. Non-liquidation	Reason:__________________

For CMI Use Only:_____________

By:____________________________________________
(Authorized Signature)

Printed Name ___________________________________

Servicer Name:______________________________ ____

Ship To Address: ________________________________

__________________________________

Phone:	______________________

Custodian

Please acknowledge the execution of the above request by your signature and date below:

Date
Signature

Documents returned to Custodian:

Date
Custodian